UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2007

Date of reporting period:    February 28, 2007


ITEM 1.   REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
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AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


Semi-Annual Report

February 28, 2007




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




April 17, 2007


Semi-Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the "Strategies") for the semi-annual reporting period ended February 28, 2007. As of May 20, 2005, the Strategies invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios ("Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser").

AllianceBernstein Wealth Appreciation Strategy Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy's investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each). Within each of the value and growth components, the Strategy's targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to markets, but ordinarily only by +/- 5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 1


Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations. Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, only by +/- 5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions. The Underlying Portfolios' fixed-income securities will primarily be investment-grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated at the time of purchase below investment grade.

AllianceBernstein Wealth Preservation Strategy Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of


2 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


these allocations. Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to markets, but ordinarily only by +/-5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 7-9 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended February 28, 2007. Each Strategy's balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Lehman Brothers (LB) U.S. Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB U.S. Aggregate Index.

Performance was solid for the Strategies for the six- and 12-month periods ended February 28, 2007. The Strategies all outperformed their respective balanced benchmarks for the six-month period ended February 28, 2007. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy outperformed their respective balanced benchmarks for the 12-month period ended February 28, 2007, while AllianceBernstein Wealth Appreciation Strategy underperformed its balanced benchmark for the same time frame.

The Strategies' approach of seeking return in not only the U.S. but also in the international equity markets contributed significantly to overall performance for the Strategies as international stocks outperformed U.S. stocks during the review period. International stocks, as represented by the MSCI EAFE Index, returned 12.17% and 21.07% for the six- and 12-month periods, respectively, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 8.93% and 11.96% for


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 3


the same periods, respectively. However, in both U.S. and developed international markets, growth stocks underperformed value stocks by a significant margin and detracted from the Strategies' overall returns.

The Strategies benefited from exposure to global REITs which returned 23.09% and 37.82% for the six- and 12-month periods, as measured by the FTSE EPRA/NAREIT Global Real Estate Index.

The broad U.S. bond market performed in line with market yields. The LB U.S. Aggregate Index returned 3.66% and 5.54%, respectively, for the six- and 12-month periods, as bonds yields ended the reporting period roughly where they began.

Market Review and Investment Strategy

The six- and 12-month periods ended February 28, 2007 were strong for the global capital markets. Stocks and global REITs continued to produce sizable returns. Several factors provided fuel to the equity markets around the world, including solid economic growth, robust corporate earnings and booming merger and acquisition activity.

As previously noted, international stocks outperformed U.S. stocks. As in the U.S. market, a strong fundamental picture provided support, aided by most major currencies strengthening against the dollar; therefore, non-U.S. stocks produced higher returns when translated into U.S. dollars. Emerging-market stocks, meanwhile, led both the U.S. and major developed markets thanks to robust country fundamentals.

Global equity valuations between attractively priced and expensive stocks remain unusually compressed. With many companies posting strong earnings growth, investors have not felt the need to pay a premium for growth stocks. As value stocks continue to outperform, the value opportunity has declined and growth stocks have become more and more attractive. The Strategies' equity holdings remained positioned to take advantage of the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums.

While bonds posted moderate returns globally, high yield bonds and emerging market debt were exceptions. Both of these sectors benefited from continued strong demand for yield by investors. The high yield market was supported by strong corporate profitability, while emerging markets enjoyed continued strong country fundamentals. Overall, credit spreads remain historically low, and the Strategies' fixed-income positions are cautious in accordance with the diminished opportunity. The fixed-income positions continue to serve as portfolio stabilizers and complements to the Strategies' equity exposures.

As always, the Strategies' Blend Investment Policy Team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies' portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.


4 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 5


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the underlying portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., "junk bonds"), involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2007                       6 Months        12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Wealth Appreciation Strategy
    Class A                                            10.98%          12.86%
    Class B                                            10.58%          12.08%
    Class C                                            10.58%          12.08%
    Advisor Class*                                     11.12%          13.24%
    Class R*                                           10.78%          12.52%
    Class K*                                           10.88%          12.77%
    Class I*                                           11.07%          13.19%

  70% S&P 500 Stock Index/30% MSCI EAFE Index           9.90%          14.69%

  S&P 500 Stock Index                                   8.93%          11.96%

  MSCI EAFE Index                                      12.17%          21.07%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 7


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2007                       6 Months        12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Balanced Wealth Strategy
    Class A                                             8.90%          11.33%
    Class B                                             8.49%          10.56%
    Class C                                             8.49%          10.47%
    Advisor Class*                                      9.05%          11.62%
    Class R*                                            8.69%          10.93%
    Class K*                                            8.85%          11.18%
    Class I*                                            9.05%          11.62%

  60% S&P 500 Stock Index/40% LB U.S.
    Aggregate Index                                     6.82%           9.39%

  S&P 500 Stock Index                                   8.93%          11.96%

  LB U.S. Aggregate Index                               3.66%           5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                      ---------------------------
PERIODS ENDED FEBRUARY 28, 2007                       6 Months        12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Wealth Preservation Strategy
    Class A                                             6.12%           8.82%
    Class B                                             5.71%           8.07%
    Class C                                             5.71%           8.07%
    Advisor Class*                                      6.27%           9.22%
    Class R*                                            5.87%           8.50%
    Class K*                                            6.09%           8.85%
    Class I*                                            6.17%           9.10%

  30% S&P 500 Stock Index/70% LB U.S.
    Aggregate Index                                     5.24%           7.47%

  S&P 500 Stock Index                                   8.93%          11.96%

  LB U.S. Aggregate Index                               3.66%           5.54%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 9


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                               12.86%           8.05%
Since Inception*                                     14.88%          13.47%

Class B Shares
1 Year                                               12.08%           8.08%
Since Inception*                                     14.05%          13.85%

Class C Shares
1 Year                                               12.08%          11.08%
Since Inception*                                     14.05%          14.05%

Advisor Class Shares+
1 Year                                               13.24%          13.24%
Since Inception*                                     15.17%          15.17%

Class R Shares+
1 Year                                               12.52%          12.52%
Since Inception*                                     12.26%          12.26%

Class K Shares+
1 Year                                               12.77%          12.77%
Since Inception*                                     14.76%          14.76%

Class I Shares+
1 Year                                               13.19%          13.19%
Since Inception*                                     15.11%          15.11%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                7.66%
Since Inception*                                                     13.67%

Class B Shares
1 Year                                                                7.58%
Since Inception*                                                     14.02%

Class C Shares
1 Year                                                               10.66%
Since Inception*                                                     14.22%

Advisor Class Shares+
1 Year                                                               12.73%
Since Inception*                                                     15.32%

Class R Shares+
1 Year                                                               12.02%
Since Inception*                                                     12.50%

Class K Shares+
1 Year                                                               12.33%
Since Inception*                                                     15.06%

Class I Shares+
1 Year                                                               12.74%
Since Inception*                                                     15.44%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 11


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                               11.33%           6.63%
Since Inception*                                     11.78%          10.41%

Class B Shares
1 Year                                               10.56%           6.56%
Since Inception*                                     10.98%          10.76%

Class C Shares
1 Year                                               10.47%           9.47%
Since Inception*                                     10.98%          10.98%

Advisor Class Shares+
1 Year                                               11.62%          11.62%
Since Inception*                                     12.12%          12.12%

Class R Shares+
1 Year                                               10.93%          10.93%
Since Inception*                                      9.70%           9.70%

Class K Shares+
1 Year                                               11.18%          11.18%
Since Inception*                                     11.46%          11.46%

Class I Shares+
1 Year                                               11.62%          11.62%
Since Inception*                                     11.85%          11.85%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                6.51%
Since Inception*                                                     10.48%

Class B Shares
1 Year                                                                6.48%
Since Inception*                                                     10.81%

Class C Shares
1 Year                                                                9.39%
Since Inception*                                                     11.02%

Advisor Class Shares+
1 Year                                                               11.56%
Since Inception*                                                     12.15%

Class R Shares+
1 Year                                                               10.79%
Since Inception*                                                      9.78%

Class K Shares+
1 Year                                                               11.18%
Since Inception*                                                     11.55%

Class I Shares+
1 Year                                                               11.55%
Since Inception*                                                     11.92%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 13


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
-------------------------------------------------------------------------------
                                               NAV Returns     SEC Returns
Class A Shares
1 Year                                                8.82%           4.20%
Since Inception*                                      8.07%           6.75%

Class B Shares
1 Year                                                8.07%           4.07%
Since Inception*                                      7.31%           7.07%

Class C Shares
1 Year                                                8.07%           7.07%
Since Inception*                                      7.29%           7.29%

Advisor Class Shares+
1 Year                                                9.22%           9.22%
Since Inception*                                      8.36%           8.36%

Class R Shares+
1 Year                                                8.50%           8.50%
Since Inception*                                      6.66%           6.66%

Class K Shares+
1 Year                                                8.85%           8.85%
Since Inception*                                      7.87%           7.87%

Class I Shares+
1 Year                                                9.10%           9.10%
Since Inception*                                      8.15%           8.15%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                4.44%
Since Inception*                                                      6.77%

Class B Shares
1 Year                                                                4.33%
Since Inception*                                                      7.08%

Class C Shares
1 Year                                                                7.24%
Since Inception*                                                      7.29%

Advisor Class Shares+
1 Year                                                                9.48%
Since Inception*                                                      8.37%

Class R Shares+
1 Year                                                                8.74%
Since Inception*                                                      6.70%

Class K Shares+
1 Year                                                                9.00%
Since Inception*                                                      7.87%

Class I Shares+
1 Year                                                                9.36%
Since Inception*                                                      8.18%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 5-6.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 15


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


Wealth Appreciation Strategy

                            Beginning                 Ending         Expenses      Annualized
                        Account Value          Account Value      Paid During         Expense
                    September 1, 2006      February 28, 2007          Period*          Ratio*
---------------------------------------------------------------------------------------------
Class A
Actual                      $ 1,000             $ 1,109.84           $ 5.65            1.08%
Hypothetical**              $ 1,000             $ 1,019.44           $ 5.41            1.08%

Class B
Actual                      $ 1,000             $ 1,105.82           $ 9.40            1.80%
Hypothetical**              $ 1,000             $ 1,015.87           $ 9.00            1.80%

Class C
Actual                      $ 1,000             $ 1,105.84           $ 9.29            1.78%
Hypothetical**              $ 1,000             $ 1,015.97           $ 8.90            1.78%

Advisor Class
Actual                      $ 1,000             $ 1,111.22           $ 4.08            0.78%
Hypothetical**              $ 1,000             $ 1,020.93           $ 3.91            0.78%

Class R
Actual                      $ 1,000             $ 1,107.84           $ 7.53            1.44%
Hypothetical**              $ 1,000             $ 1,017.65           $ 7.20            1.44%

Class K
Actual                      $ 1,000             $ 1,108.79           $ 5.96            1.14%
Hypothetical**              $ 1,000             $ 1,019.14           $ 5.71            1.14%

Class I
Actual                      $ 1,000             $ 1,110.68           $ 4.24            0.81%
Hypothetical**              $ 1,000             $ 1,020.78           $ 4.06            0.81%


16 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FUND EXPENSES
(continued from previous page)


Balanced Wealth Strategy

                            Beginning                 Ending         Expenses      Annualized
                        Account Value          Account Value      Paid During         Expense
                    September 1, 2006      February 28, 2007          Period*          Ratio*
---------------------------------------------------------------------------------------------
Class A
Actual                      $ 1,000             $ 1,089.03           $ 4.92            0.95%
Hypothetical**              $ 1,000             $ 1,020.08           $ 4.76            0.95%

Class B
Actual                      $ 1,000             $ 1,084.88           $ 8.63            1.67%
Hypothetical**              $ 1,000             $ 1,016.51           $ 8.35            1.67%

Class C
Actual                      $ 1,000             $ 1,084.87           $ 8.58            1.66%
Hypothetical**              $ 1,000             $ 1,016.56           $ 8.30            1.66%

Advisor Class
Actual                      $ 1,000             $ 1,090.48           $ 3.37            0.65%
Hypothetical**              $ 1,000             $ 1,021.57           $ 3.26            0.65%

Class R
Actual                      $ 1,000             $ 1,086.85           $ 6.83            1.32%
Hypothetical**              $ 1,000             $ 1,018.25           $ 6.61            1.32%

Class K
Actual                      $ 1,000             $ 1,088.50           $ 5.33            1.03%
Hypothetical**              $ 1,000             $ 1,019.69           $ 5.16            1.03%

Class I
Actual                      $ 1,000             $ 1,090.52           $ 3.63            0.70%
Hypothetical**              $ 1,000             $ 1,021.32           $ 3.51            0.70%


Wealth Perservation Strategy

                            Beginning                 Ending         Expenses      Annualized
                        Account Value          Account Value      Paid During         Expense
                    September 1, 2006      February 28, 2007          Period*          Ratio*
---------------------------------------------------------------------------------------------
Class A
Actual                      $ 1,000             $ 1,061.18           $ 5.01            0.98%
Hypothetical**              $ 1,000             $ 1,019.93           $ 4.91            0.98%

Class B
Actual                      $ 1,000             $ 1,057.05           $ 8.67            1.70%
Hypothetical**              $ 1,000             $ 1,016.36           $ 8.50            1.70%

Class C
Actual                      $ 1,000             $ 1,057.10           $ 8.62            1.69%
Hypothetical**              $ 1,000             $ 1,016.41           $ 8.45            1.69%

Advisor Class
Actual                      $ 1,000             $ 1,062.73           $ 3.48            0.68%
Hypothetical**              $ 1,000             $ 1,021.42           $ 3.41            0.68%

Class R
Actual                      $ 1,000             $ 1,058.71           $ 6.94            1.36%
Hypothetical**              $ 1,000             $ 1,018.05           $ 6.80            1.36%

Class K
Actual                      $ 1,000             $ 1,060.86           $ 5.42            1.06%
Hypothetical**              $ 1,000             $ 1,019.54           $ 5.31            1.06%

Class I
Actual                      $ 1,000             $ 1,061.65           $ 3.73            0.73%
Hypothetical**              $ 1,000             $ 1,021.17           $ 3.66            0.73%


* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 17


WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,865.3


HOLDINGS BREAKDOWN*
[ ]   24.0%   U.S. Value Portfolio                        [PIE CHART OMITTED]
[ ]   24.0%   U.S. Large Cap Growth Portfolio
[ ]   13.5%   International Growth Portfolio
[ ]   13.5%   International Value Portfolio
[ ]   10.0%   Global Real Estate Investment Portfolio
[ ]    7.5%   Small/Mid Cap Value Portfolio
[ ]    7.5%   Small/Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 67-143.


18 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $2,533.5


HOLDINGS BREAKDOWN*
[ ]   28.6%   Intermediate Duration Bond Portfolio        [PIE CHART OMITTED]
[ ]   15.4%   U.S. Large Cap Growth Portfolio
[ ]   15.4%   U.S. Value Portfolio
[ ]    9.9%   Global Real Estate Investment Portfolio
[ ]    8.1%   International Value Portfolio
[ ]    8.1%   International Growth Portfolio
[ ]    7.1%   High Yield Portfolio
[ ]    3.7%   Small/Mid Cap Value Portfolio
[ ]    3.7%   Small/Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 67-143.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 19


WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $685.8


HOLDINGS BREAKDOWN*
[ ]   27.7%   Intermediate Duration Bond Portfolio        [PIE CHART OMITTED]
[ ]   27.7%   Short Duration Bond Portfolio
[ ]   10.1%   Inflation Protected Securities Portfolio
[ ]    9.9%   Global Real Estate Investment Portfolio
[ ]    7.4%   U.S Large Cap Growth Portfolio
[ ]    7.4%   U.S. Value Portfolio
[ ]    3.7%   International Growth Portfolio
[ ]    3.7%   International Value Portfolio
[ ]    1.2%   Small/Mid Cap Value Portfolio
[ ]    1.2%   Small/Mid Cap Growth Portfolio


* All data are as of February 28, 2007. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 67-143.


20 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                   Wealth
                                                                Appreciation
                                                                  Strategy
                                                              -----------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Value
    (shares of 36,731,621)                                     $   447,391,145
  AllianceBernstein U.S. Large Cap Growth
    (shares of 38,484,602)                                         446,421,389
  AllianceBernstein International Growth
    (shares of 19,006,100)                                         250,310,337
  AllianceBernstein International Value
    (shares of 17,590,326)                                         250,310,338
  AllianceBernstein Global Real Estate Investment
    (shares of 12,318,747)                                         185,273,955
  AllianceBernstein Small-Mid Cap Value
    (shares of 11,199,334)                                         139,655,690
  AllianceBernstein Small-Mid Cap Growth
    (shares of 10,500,711)                                         138,819,402
    Total investments (cost $1,596,294,715)                      1,858,182,256
Receivable for shares of beneficial interest sold                   16,328,380
Total assets                                                     1,874,510,636

Liabilities
Due to custodian                                                         6,060
Payable for shares of beneficial interest redeemed                   5,104,860
Payable for investments purchased                                    2,191,918
Advisory fee payable                                                   932,710
Distribution fee payable                                               692,903
Transfer Agent fee payable                                             117,678
Accrued expenses                                                       148,843
Total liabilities                                                    9,194,972
Net Assets                                                     $ 1,865,315,664

Composition of Net Assets
Shares of beneficial interest, at par                          $         1,198
Additional paid-in capital                                       1,572,568,127
Distributions in excess of net investment income                   (19,150,255)
Accumulated net realized gain on investment and
  foreign currency transactions                                     50,009,053
Net unrealized appreciation of investments                         261,887,541
                                                              -----------------
                                                               $ 1,865,315,664


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

Class         Net Assets      Shares Outstanding     Net Asset Value
----------------------------------------------------------------------
A           $ 733,935,471         46,959,406            $ 15.63*
B           $ 324,110,786         20,964,653            $ 15.46
C           $ 344,865,958         22,308,873            $ 15.46
Advisor     $ 422,466,857         26,960,366            $ 15.67
R           $   8,774,579            566,927            $ 15.48
K           $  12,790,799            821,770            $ 15.56
I           $  18,371,214          1,175,098            $ 15.63


* The maximum offering price per share for Class A shares was $16.32 which reflects a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 21


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                  Balanced
                                                                   Wealth
                                                                  Strategy
                                                              -----------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 72,452,023)                                     $   723,071,193
  AllianceBernstein U.S. Large Cap Growth
    (shares of 33,532,368)                                         388,975,468
  AllianceBernstein U.S. Value (shares of 31,878,235)              388,276,907
  AllianceBernstein Global Real Estate Investment
    (shares of 16,584,304)                                         249,427,935
  AllianceBernstein International Value
    (shares of 14,423,662)                                         205,248,717
  AllianceBernstein International Growth
    (shares of 15,584,565)                                         205,248,716
  AllianceBernstein High Yield (shares of 17,170,936)              178,749,443
  AllianceBernstein Small-Mid Cap Value
    (shares of 7,469,826)                                           93,148,726
  AllianceBernstein Small-Mid Cap Growth
    (shares of 6,987,871)                                           92,379,661
    Total investments (cost $2,239,287,472)                      2,524,526,766
Receivable for shares of beneficial interest sold                   20,567,809
Total assets                                                     2,545,094,575

Liabilities
Payable for shares of beneficial interest redeemed                   5,410,462
Payable for investments purchased                                    3,667,622
Distribution fee payable                                             1,164,225
Advisory fee payable                                                 1,062,866
Transfer Agent fee payable                                              56,057
Accrued expenses                                                       212,598
Total liabilities                                                   11,573,830
Net Assets                                                     $ 2,533,520,745

Composition of Net Assets
Shares of beneficial interest, at par                          $         1,854
Additional paid-in capital                                       2,221,071,976
Distributions in excess of net investment income                   (15,253,519)
Accumulated net realized gain on investment and
  foreign currency transactions                                     42,461,140
Net unrealized appreciation of investments                         285,239,294
                                                              -----------------
                                                               $ 2,533,520,745


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

Class        Net Assets       Shares Outstanding     Net Asset Value
----------------------------------------------------------------------
A         $ 1,220,979,338         89,148,378            $ 13.70*
B         $   567,424,580         41,642,856            $ 13.63
C         $   586,217,843         42,997,277            $ 13.63
Advisor   $   116,362,576          8,476,035            $ 13.73
R         $     6,514,245            476,241            $ 13.68
K         $    13,217,165            966,334            $ 13.68
I         $    22,804,998          1,665,053            $ 13.70


* The maximum offering price per share for Class A shares was $14.31 which reflects a sales charge of 4.25%.

     See notes to financial statements.


22 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF NET ASSETS
February 28, 2007 (unaudited)

                                                                        Wealth
                                                                  Preservation
                                                                      Strategy
                                                              -----------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 18,988,715)                                     $   189,507,379
  AllianceBernstein Short Duration Bond
    (shares of 18,988,715)                                         189,317,492
  AllianceBernstein Inflation Protected Securities
    (shares of 7,111,020)                                           68,905,787
  AllianceBernstein Global Real Estate Investment
    (shares of 4,496,130)                                           67,621,801
  AllianceBernstein U.S. Large Cap Growth
    (shares of 4,353,387)                                           50,499,284
  AllianceBernstein U.S. Value (shares of 4,146,082)                50,499,284
  AllianceBernstein International Growth
    (shares of 1,890,236)                                           24,894,414
  AllianceBernstein International Value
    (shares of 1,749,432)                                           24,894,414
  AllianceBernstein Small-Mid Cap Value
    (shares of 670,993)                                              8,367,284
  AllianceBernstein Small-Mid Cap Growth
    (shares of 627,037)                                              8,289,429
  Total investments (cost $630,321,760)                            682,796,568
Receivable for shares of beneficial interest sold                    5,730,797
Total assets                                                       688,527,365

Liabilities
Payable for shares of beneficial interest redeemed                   1,051,017
Payable for investments purchased                                      947,420
Distribution fee payable                                               317,661
Advisory fee payable                                                   284,654
Transfer Agent fee payable                                              17,762
Accrued expenses                                                        61,594
Total liabilities                                                    2,680,108
Net Assets                                                     $   685,847,257

Composition of Net Assets
Shares of beneficial interest, at par                          $           570
Additional paid-in capital                                         627,688,434
Distributions in excess of net investment income                    (1,790,589)
Accumulated net realized gain on investment and
  foreign currency transactions                                      7,474,034
Net unrealized appreciation of investments                          52,474,808
                                                              -----------------
                                                               $   685,847,257


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

Class         Net Assets      Shares Outstanding     Net Asset Value
----------------------------------------------------------------------
A           $ 327,596,636         27,149,483            $ 12.07*
B           $ 145,640,820         12,127,696            $ 12.01
C           $ 174,176,183         14,513,211            $ 12.00
Advisor     $  28,724,596          2,378,394            $ 12.08
R           $   5,307,956            439,006            $ 12.09
K           $   1,448,853            120,160            $ 12.06
I           $   2,952,213            244,713            $ 12.06


* The maximum offering price per share for Class A shares was $12.61 which reflects a sales charge of 4.25%.

     See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 23


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)


                                                  Wealth             Balanced             Wealth
                                               Appreciation           Wealth           Preservation
                                                 Strategy            Strategy            Strategy
                                             -----------------   -----------------   -----------------
Investment Income
Income distributions from
  Underlying Portfolios                        $  18,892,776       $  38,996,528       $  13,988,772

Expenses
Advisory fee                                       5,182,278           6,035,638           1,681,461
Distribution fee--Class A                            932,997           1,594,636             436,866
Distribution fee--Class B                          1,471,195           2,536,236             666,100
Distribution fee--Class C                          1,456,452           2,473,134             757,486
Distribution fee--Class R                             18,186              11,524              12,544
Distribution fee--Class K                             13,535              14,231               2,725
Transfer agency--Class A                             288,494             414,024             115,406
Transfer agency--Class B                             168,486             237,073              63,928
Transfer agency--Class C                             145,540             202,685              63,366
Transfer agency--Advisor Class                       163,097              36,072              10,151
Transfer agency--Class R                               9,198               5,556               6,577
Transfer agency--Class K                              11,046              11,373               2,214
Transfer agency--Class I                              11,263              13,018               1,650
Printing                                              91,219              89,563              26,506
Registration                                          85,872              89,470              37,562
Legal                                                 40,850              40,755              31,337
Custodian                                             33,707              33,666              33,627
Audit                                                 20,130              21,145              17,764
Trustees' fees                                        16,728              16,936              16,806
Miscellaneous                                         14,925              20,912               6,714
Total expenses                                    10,175,198          13,897,647           3,990,790
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                                            -0-                 -0-                (82)
Less: expense offset arrangement
  (see Note B)                                       (36,601)            (36,146)            (10,657)
Net expenses                                      10,138,597          13,861,501           3,980,051
Net investment income                              8,754,179          25,135,027          10,008,721

Realized and Unrealized Gain
(Loss) on Investment and Foreign
Currency Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio shares              4,138,608             869,798             992,523
  Net realized gain distributions
    from Underlying Portfolios                    46,496,564          42,068,036           6,591,474
  Foreign currency transactions                          (40)                (35)                 (5)
Net change in unrealized
  appreciation/depreciation of
  investments                                     97,351,539         110,375,210          17,501,583
Net gain on investment and foreign
  currency transactions                          147,986,671         153,313,009          25,085,575

Net Increase in Net Assets
  from Operations                              $ 156,740,850       $ 178,448,036       $  35,094,296


See notes to financial statements.


24 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


STATEMENT OF CHANGES IN NET ASSETS


                                               Wealth Appreciation Strategy
                                            -----------------------------------
                                            Six Months Ended     Year Ended
                                            February 28, 2007    August 31,
                                               (unaudited)          2006
                                            ----------------- -----------------
Increase in Net Assets from Operations
Net investment income                        $     8,754,179   $     1,743,705
Net realized gain on investment and
  foreign currency transactions                    4,138,568         1,310,605
Net realized gain distributions from
  Underlying Portfolios                           46,496,564         4,292,484
Net change in unrealized
  appreciation/depreciation of
  investments                                     97,351,539        97,798,267
Net increase in net assets from
  operations                                     156,740,850       105,145,061

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                        (12,404,360)       (1,362,550)
  Class B                                         (4,251,189)               -0-
  Class C                                         (4,249,662)               -0-
  Advisor Class                                   (7,245,182)         (621,664)
  Class R                                           (140,945)           (1,455)
  Class K                                           (236,786)           (3,599)
  Class I                                           (395,548)          (11,992)
Net realized gain on investment
  transactions
  Class A                                         (1,534,994)         (771,150)
  Class B                                           (735,037)         (413,358)
  Class C                                           (734,750)         (325,996)
  Advisor Class                                     (802,642)         (233,149)
  Class R                                            (18,108)             (727)
  Class K                                            (28,262)           (1,255)
  Class I                                            (43,950)           (3,953)

Transactions in Shares of
Beneficial Interest
Net increase                                     377,243,191       623,315,906
Total increase                                   501,162,626       724,710,119

Net Assets
Beginning of period                            1,364,153,038       639,442,919
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of ($19,150,255) and
  $1,019,238, respectively)                  $ 1,865,315,664   $ 1,364,153,038


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 25


                                                 Balanced Wealth Strategy
                                            -----------------------------------
                                            Six Months Ended     Year Ended
                                            February 28, 2007    August 31,
                                               (unaudited)          2006
                                            ----------------- -----------------
Increase in Net Assets from Operations
Net investment income                        $    25,135,027   $    23,634,916
Net realized gain on investment and
  foreign currency transactions                      869,763           662,122
Net realized gain distributions from
  Underlying Portfolios                           42,068,036         4,628,649
Net change in unrealized
  appreciation/depreciation of
  investments                                    110,375,210        99,432,091
Net increase in net assets from
  from operations                                178,448,036       128,357,778

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                        (21,979,838)      (13,505,353)
  Class B                                         (8,861,773)       (4,443,452)
  Class C                                         (8,626,278)       (3,784,918)
  Advisor Class                                   (1,867,436)       (1,343,488)
  Class R                                            (88,897)          (16,912)
  Class K                                           (238,829)          (54,007)
  Class I                                           (470,347)         (132,390)
Net realized gain on investment
  transactions
  Class A                                         (1,450,878)       (2,213,641)
  Class B                                           (697,389)       (1,128,534)
  Class C                                           (686,158)         (900,178)
  Advisor Class                                     (111,072)         (175,384)
  Class R                                             (6,455)           (1,468)
  Class K                                            (17,040)          (10,133)
  Class I                                            (28,730)           (1,216)

Transactions in Shares of
Beneficial Interest
Net increase                                     475,313,976       767,719,388
Total increase                                   608,630,892       868,366,092

Net Assets
Beginning of period                            1,924,889,853     1,056,523,761
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income ($15,253,519) and
  $1,744,852 respectively)                   $ 2,533,520,745   $ 1,924,889,853


See notes to financial statements.


26 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                               Wealth Preservation Strategy
                                            -----------------------------------
                                            Six Months Ended     Year Ended
                                            February 28, 2007    August 31,
                                               (unaudited)          2006
                                            ----------------- -----------------
Increase in Net Assets from Operations
Net investment income                          $  10,008,721     $   9,560,998
Net realized gain on investment and
  foreign currency transactions                      992,518           812,332
Net realized gain distributions from
  Underlying Portfolios                            6,591,474           848,798
Net change in unrealized
  appreciation/depreciation of
  investments                                     17,501,583        17,933,637
Net increase in net assets from
  operations                                      35,094,296        29,155,765

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                         (6,630,201)       (4,526,799)
  Class B                                         (2,620,718)       (1,582,195)
  Class C                                         (2,981,466)       (1,632,745)
  Advisor Class                                     (586,381)         (511,700)
  Class R                                           (108,427)          (16,949)
  Class K                                            (60,766)           (2,650)
  Class I                                            (63,990)          (28,938)
Net realized gain on investment
  transactions
  Class A                                           (623,287)         (104,748)
  Class B                                           (285,684)          (53,109)
  Class C                                           (328,068)          (53,411)
  Advisor Class                                      (49,451)           (9,786)
  Class R                                            (10,576)             (481)
  Class K                                             (5,784)              (63)
  Class I                                             (5,578)             (344)

Transactions in Shares of
Beneficial Interest
Net increase                                     103,621,021       184,358,678
Total increase                                   124,354,940       204,990,525

Net Assets
Beginning of period                              561,492,317       356,501,792
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of ($1,790,589) and
  $1,252,639, respectively)                    $ 685,847,257     $ 561,492,317


See notes to financial statements.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 27


NOTES TO FINANCIAL STATEMENTS
February 28, 2007


NOTE A
Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser"). On May 20, 2005, the Strategies acquired shares in the Underlying Portfolios through a tax-free exchange of Strategy investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Strategies' net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.


28 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 29


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                         Average Daily Net Assets
                       ------------------------------------------------------------------
Strategy               First $2.5 Billion    Next $2.5 Billion    In Excess of $5 Billion
-----------------------------------------------------------------------------------------
Wealth Appreciation           .65%                 .55%                     .50%
Balanced Wealth               .55%                 .45%                     .40%
Wealth Preservation           .55%                 .45%                     .40%


Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                        Average Daily Net Assets
                          -----------------------------------------------------------
                            First $5      Next $2.5      Next $2.5      In Excess of
Strategy                    Billion        Billion        Billion       $10 Billion
-------------------------------------------------------------------------------------
Wealth Appreciation           .95%           .90%           .85%              .80%
Balanced Wealth               .75%           .70%           .65%              .60%
Wealth Preservation           .75%           .70%           .65%              .60%


Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                       Advisor
Strategy                 Class A   Class B   Class C    Class    Class R   Class K   Class I
---------------------------------------------------------------------------------------------
Wealth Appreciation       1.50%     2.20%     2.20%     1.20%     1.70%     1.45%     1.20%
Balanced Wealth           1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%
Wealth Preservation       1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%


For the six months ended February 28, 2007, such reimbursement amounted to $0, $0 and $82 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $409,219, $440,604 and $106,715 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2007.


30 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


For the six months ended February 28, 2007, the Strategies' expenses were reduced by $36,601, $36,146 and $10,657 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2007 as follows:

                         Front End
                       Sales Charges       Contingent Deferred Sales Charges
                      ---------------------------------------------------------
Strategy                  Class A        Class A        Class B        Class C
-------------------------------------------------------------------------------
Wealth Appreciation     $ 259,776        $ 4,610      $ 232,544       $ 33,624
Balanced Wealth           435,787          4,187        406,991         52,543
Wealth Preservation       124,806          1,375        134,169         17,815


NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and ..25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 31


In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.


NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2007, were as follows:

Strategy                         Purchases                        Sales
-------------------------------------------------------------------------------
Wealth Appreciation            $426,482,595                    $31,787,894
Balanced Wealth                 502,980,070                     10,349,065
Wealth Preservation             114,684,512                      9,107,541


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

                                   Gross          Gross
                              Unrealized     Unrealized     Net Unrealized
Strategy                    Appreciation   Depreciation       Appreciation
-------------------------------------------------------------------------------
Wealth Appreciation        $ 261,887,541    $         0      $ 261,887,541
Balanced Wealth              285,239,294              0        285,239,294
Wealth Preservation           53,866,678     (1,391,870)        52,474,808


NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

                                 Wealth Appreciation Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class A
Shares sold           12,673,234    22,827,714   $ 194,989,139   $ 316,683,240
Shares issued in
  reinvestment of
  dividends and
  distributions          849,788       148,436      13,112,233       2,021,699
Shares converted
  from Class B           385,768       224,689       5,976,351       3,163,157
Shares redeemed       (3,543,380)   (7,112,580)    (54,435,946)    (99,556,940)
Net increase          10,365,410    16,088,259   $ 159,641,777   $ 222,311,156

32 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                 Wealth Appreciation Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class B
Shares sold            3,681,992     8,031,015    $ 55,825,197   $ 110,743,569
Shares issued in
  reinvestment of
  dividends and
  distributions          301,158        27,915       4,604,696         377,415
Shares converted
  to Class A            (390,168)     (227,338)     (5,976,351)     (3,163,157)
Shares redeemed       (1,042,308)   (1,819,740)    (15,766,378)    (24,921,496)
Net increase           2,550,674     6,011,852    $ 38,687,164   $  83,036,331

Class C
Shares sold            5,890,314     9,755,508    $ 89,553,465   $ 134,625,876
Shares issued in
  reinvestment of
  dividends and
  distributions          239,243        17,213       3,655,636         232,715
Shares redeemed       (1,040,423)   (1,634,914)    (15,766,950)    (22,392,905)
Net increase           5,089,134     8,137,807    $ 77,442,151   $ 112,465,686

Advisor Class
Shares sold            8,989,271    14,410,101    $139,455,627   $ 203,254,832
Shares issued in
  reinvestment of
  dividends and
  distributions          499,049        58,338       7,715,294         795,724
Shares redeemed       (3,333,244)   (2,042,154)    (52,331,840)    (28,210,270)
Net increase           6,155,076    12,426,285    $ 94,839,081   $ 175,840,286

Class R
Shares sold              158,544       478,931    $  2,440,261   $   6,530,739
Shares issued in
  reinvestment of
  dividends and
  distributions           10,402           161         159,051           2,182
Shares redeemed          (35,362)      (54,960)       (545,806)       (772,697)

Net increase             133,584       424,132    $  2,053,506   $   5,760,224


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 33

                                 Wealth Appreciation Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class K
Shares sold              278,364       547,998     $ 4,195,223     $ 7,705,123
Shares issued in
  reinvestment of
  dividends and
  distributions           17,244           350         265,045           4,759
Shares redeemed          (20,860)       (2,154)       (322,833)        (28,600)
Net increase             274,748       546,194     $ 4,137,435     $ 7,681,282

Class I
Shares sold              114,827     1,444,220     $ 1,722,329     $20,479,756
Shares issued in
  reinvestment of
  dividends and
  distributions           28,275         1,164         436,277          15,845
Shares redeemed         (109,672)     (304,536)     (1,716,529)     (4,274,660)
Net increase              33,430     1,140,848     $   442,077     $16,220,941


                                  Balanced Wealth Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class A
Shares sold           22,023,579    41,516,736   $ 296,148,434   $ 519,333,760
Shares issued in
  reinvestment of
  dividends and
  distributions        1,666,477     1,211,984      22,266,387      14,984,197
Shares converted
  from Class B           399,774       374,796       5,395,052       4,695,429
Shares redeemed       (7,643,252)  (14,131,494)   (102,600,819)   (177,289,885)
Net increase          16,446,578    28,972,022   $ 221,209,054   $ 361,723,501


34 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                  Balanced Wealth Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class B
Shares sold            7,958,174    15,716,371   $ 106,574,814   $ 195,821,168
Shares issued in
  reinvestment of
  dividends and
  distributions          652,040       407,879       8,695,564       5,033,445
Shares converted
  to Class A            (401,606)     (376,312)     (5,395,052)     (4,695,429)
Shares redeemed       (2,134,101)   (3,385,296)    (28,472,225)    (42,150,446)
Net increase           6,074,507    12,362,642    $ 81,403,101   $ 154,008,738

Class C
Shares sold           11,717,046    18,649,242   $ 157,123,292   $ 232,517,741
Shares issued in
  reinvestment of
  dividends and
  distributions          487,243       257,019       6,505,556       3,172,899
Shares redeemed       (2,051,339)   (3,128,454)    (27,461,628)    (38,982,793)
Net increase          10,152,950    15,777,807   $ 136,167,220   $ 196,707,847

Advisor Class
Shares sold            2,793,244     3,508,140   $  38,045,217   $  43,974,380
Shares issued in
  reinvestment of
  dividends and
  distributions          130,145       108,174       1,737,967       1,339,205
Shares redeemed         (946,980)   (1,598,062)    (12,957,142)    (19,783,521)
Net increase           1,976,409     2,018,252    $ 26,826,042    $ 25,530,064

Class R
Shares sold              198,967       834,968    $  2,703,448    $ 10,487,792
Shares issued in
  reinvestment of
  dividends and
  distributions            7,131         1,487          95,352          18,379
Shares redeemed          (13,995)     (571,829)       (188,878)     (7,206,486)
Net increase             192,103       264,626    $  2,609,922    $  3,299,685



ALLIANCEBERNSTEIN WEALTH STRATEGIES o 35


                                  Balanced Wealth Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class K
Shares sold              542,590     1,682,025     $ 7,161,334    $ 21,109,254
Shares issued in
  reinvestment of
  dividends and
  distributions           19,128         5,198         255,867          64,138
Shares redeemed         (155,224)   (1,135,990)     (2,084,488)    (14,326,370)
Net increase             406,494       551,233     $ 5,332,713    $  6,847,022

Class I
Shares sold              167,519     1,691,282     $ 2,251,323    $ 21,593,528
Shares issued in
  reinvestment of
  dividends and
  distributions           36,897        10,920         491,941         133,461
Shares redeemed          (72,911)     (169,524)       (977,340)     (2,124,458)
Net increase             131,505     1,532,678     $ 1,765,924    $ 19,602,531


                                  Wealth Preservation Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class A
Shares sold            6,589,825    13,950,933    $ 78,614,196   $ 158,469,367
Shares issued in
  reinvestment of
  dividends and
  distributions          578,449       387,096       6,847,004       4,366,920
Shares converted
  from Class B            45,953       112,078         550,585       1,263,617
Shares redeemed       (3,083,468)   (6,296,323)    (36,665,273)    (71,609,968)
Net increase           4,130,759     8,153,784    $ 49,346,512   $  92,489,936


36 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


                                  Wealth Preservation Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class B
Shares sold            1,976,608     4,457,146    $ 23,478,057    $ 50,368,922
Shares issued in
  reinvestment of
  dividends and
  distributions          225,429       132,925       2,661,132       1,495,595
Shares converted
  to Class A             (46,159)     (112,468)       (550,585)     (1,263,617)
Shares redeemed         (766,169)   (1,646,939)     (9,064,382)    (18,661,134)
Net increase           1,389,709     2,830,664    $ 16,524,222    $ 31,939,766

Class C
Shares sold            3,912,301     6,189,060    $ 46,481,105    $ 69,939,620
Shares issued in
  reinvestment of
  dividends and
  distributions          227,681       121,070       2,685,755       1,361,635
Shares redeemed       (1,302,788)   (1,992,125)    (15,478,594)    (22,534,633)
Net increase           2,837,194     4,318,005    $ 33,688,266    $ 48,766,622

Advisor Class
Shares sold              688,081       914,228    $  8,233,188    $ 10,414,540
Shares issued in
  reinvestment of
  dividends and
  distributions           49,904        43,363         590,482         489,283
Shares redeemed         (463,435)     (619,863)     (5,582,090)     (7,036,168)
Net increase             274,550       337,728    $  3,241,580     $ 3,867,655

Class R
Shares sold               71,987       493,254    $    864,743     $ 5,581,255
Shares issued in
  reinvestment of
  dividends and
  distributions           10,031         1,539         119,003          17,430
Shares redeemed          (81,106)     (136,119)       (964,187)     (1,566,715)
Net increase                 912       358,674    $     19,559     $ 4,031,970



ALLIANCEBERNSTEIN WEALTH STRATEGIES o 37

                                  Wealth Preservation Strategy
-------------------------------------------------------------------------------
                               Shares                      Amount
-------------------------------------------------------------------------------
                  Six Months Ended  Year Ended   Six Months Ended  Year Ended
                 February 28, 2007  August 31,  February 28, 2007   August 31,
                     (unaudited)       2006        (unaudited)        2006
-------------------------------------------------------------------------------
Class K
Shares sold              160,171        79,007     $ 1,881,307     $   896,074
Shares issued in
  reinvestment of
  dividends and
  distributions            5,626           241          66,548           2,711
Shares redeemed         (131,431)         (972)     (1,567,399)        (10,900)
Net increase              34,366        78,276     $   380,456     $   887,885

Class I
Shares sold               40,171       265,914     $   478,322     $ 3,024,286
Shares issued in
  reinvestment of
  dividends and
  distributions            5,887         2,596          69,569          29,147
Shares redeemed          (10,658)      (60,108)       (127,465)       (678,589)
Net increase              35,400       208,402     $   420,426     $ 2,374,844


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

38 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


IndemnificationRisk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications.The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 were as follows:

                                       August 31,             August 31,
                                          2006                  2005
-------------------------------------------------------------------------------
Wealth Appreciation Strategy
Distributions paid from:
  Ordinary income                   $  2,001,260            $  1,625,937
  Long-term capital gains              1,749,588                 410,000
Total taxable distributions            3,750,848               2,035,937
Total distributions paid            $  3,750,848            $  2,035,937

Balanced Wealth Strategy
Distributions paid from:
  Ordinary income                   $ 23,280,520            $ 10,777,762
  Long-term capital gains              4,430,554                 588,472
Total taxable distributions           27,711,074              11,366,234
Total distributions paid            $ 27,711,074            $ 11,366,234

Wealth Preservation Strategy
Distributions paid from:
  Ordinary income                   $  8,301,976            $  5,140,130
  Long-term capital gains                221,942                 299,218
Total taxable distributions            8,523,918               5,439,348
Tax return of capital                         -0-                207,988
Total distributions paid            $  8,523,918            $  5,647,336



ALLIANCEBERNSTEIN WEALTH STRATEGIES o 39

As of August 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Wealth        Balanced         Wealth
                                  Appreciation      Wealth       Preservation
                                    Strategy       Strategy        Strategy
-------------------------------------------------------------------------------
Undistributed Ordinary Income    $   1,690,943   $   1,857,373   $   1,651,391
Undistributed long-term
  capital gains                      2,658,446       2,503,439         820,977
Unrealized appreciation(a)         164,477,515     174,769,187      34,951,965
Total accumulated
earnings/(deficit)               $ 168,826,904   $ 179,129,999    $ 37,424,333

 (a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

40 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 41

1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and var

42 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


ious unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11,


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 43

2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


44 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                           Wealth Appreciation Strategy
                                           ----------------------------------------------------------
                                                                    Class A
                                           ----------------------------------------------------------
                                            Six Months
                                              Ended                                      September 2,
                                           February 28,                                   2003(a) to
                                               2007           Year Ended August 31,        August 31,
                                           (unaudited)         2006          2005             2004
                                            --------------  ------------  ------------  --------------
Net asset value, beginning of period          $14.39          $12.74          $10.91      $10.00
Income From Investment Operations
Net investment income(b)                         .10             .06             .04(c)      .03(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.48            1.67            1.88         .91
Net increase in net asset value from
  operations                                    1.58            1.73            1.92         .94
Less: Dividends and Distributions
Dividends from net investment income            (.30)           (.05)           (.07)       (.03)
Distributions from net realized gain on
  investment transactions                       (.04)           (.03)           (.02)         -0-
Total dividends and distributions               (.34)           (.08)           (.09)       (.03)
Net asset value, end of period                $15.63          $14.39          $12.74      $10.91
Total Return
Total investment return based on
  net asset value(e)                           10.98%          13.64%          17.68%       9.36%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $733,935        $526,745        $261,218     $91,136
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.08%(f)(g)     1.13%(f)(h)     1.33%(f)    1.55%(g)
  Expenses, before
    waivers/reimbursements                      1.08%(f)(g)     1.13%(f)(h)     1.33%(f)    2.03%(g)
  Net investment income                         1.27%(g)         .41%(h)         .35%(c)     .33%(c)(d)(g)
Portfolio turnover rate                            2%              1%             32%         28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 45

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Wealth Appreciation Strategy
                                           -----------------------------------------------------------
                                                                       Class B
                                           -----------------------------------------------------------
                                            Six Months
                                              Ended                                       September 2,
                                           February 28,                                   2003(a) to
                                               2007         Year Ended August 31,         August 31,
                                           (unaudited)        2006         2005            2004
                                           --------------   -----------  --------------  -------------
Net asset value, beginning of period          $14.21          $12.62          $10.84       $10.00
Income From Investment Operations
Net investment income (loss)(b)                  .04            (.04)           (.04)(c)     (.04)(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.46            1.66            1.86          .90
Net increase in net asset value from
  operations                                    1.50            1.62            1.82          .86
Less: Dividends and Distributions
Dividends from net investment income            (.21)             -0-           (.02)        (.02)
Distributions from net realized gain on
  investment transactions                       (.04)           (.03)           (.02)          -0-
Total dividends and distributions               (.25)           (.03)           (.04)        (.02)
Net asset value, end of period                $15.46          $14.21          $12.62       $10.84
Total Return
Total investment return based on
  net asset value(e)                           10.58%          12.85%          16.82%        8.55%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $324,111        $261,738        $156,524      $72,092
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.80%(f)(g)     1.85%(f)(h)     2.04%(f)     2.24%(g)
  Expenses, before
    waivers/reimbursements                      1.80%(f)(g)     1.85%(f)(h)     2.04%(f)     2.75%(g)
  Net investment income (loss)                   .59%(g)        (.32)%(h)       (.33)%(c)    (.36)%(c)(d)(g)
Portfolio turnover rate                            2%              1%             32%          28%


See footnote summary on page 65.


46 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                          Wealth Appreciation Strategy
                                           -----------------------------------------------------------
                                                                       Class C
                                           -----------------------------------------------------------
                                           Six Months
                                              Ended                                       September 2,
                                           February 28,                                   2003(a) to
                                               2007             Year Ended August 31,      August 31,
                                           (unaudited)            2006         2005          2004
                                           --------------   -----------  --------------  -------------
Net asset value, beginning of period          $14.21          $12.62          $10.84       $10.00
Income From Investment Operations
Net investment income (loss)(b)                  .04            (.04)           (.04)(c)     (.04)(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.46            1.66            1.86          .90
Net increase in net asset value from
  operations                                    1.50            1.62            1.82          .86
Less: Dividends and Distributions
Dividends from net investment income            (.21)             -0-           (.02)        (.02)
Distributions from net realized gain on
  investment transactions                       (.04)           (.03)           (.02)          -0-
Total dividends and distributions               (.25)           (.03)           (.04)        (.02)
Net asset value, end of period                $15.46          $14.21          $12.62       $10.84
Total Return
Total investment return based on
  net asset value(e)                           10.58%          12.85%          16.82%        8.55%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $344,866        $244,732        $114,591      $50,779
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.78%(f)(g)     1.83%(f)(h)     2.03%(f)     2.25%(g)
  Expenses, before
    waivers/reimbursements                      1.78%(f)(g)     1.83%(f)(h)     2.03%(f)     2.76%(g)
  Net investment income (loss)                   .57%(g)        (.30)%(h)       (.32)%(c)    (.38)%(c)(d)(g)
Portfolio turnover rate                            2%              1%             32%          28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 47

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Wealth Appreciation Strategy
                                           ----------------------------------------------------
                                                                Advisor Class
                                           -------------------------------------------------------
                                            Six Months
                                              Ended                                      September 2,
                                           February 28,                                   2003(a) to
                                               2007           Year Ended August 31,       August 31,
                                           (unaudited)          2006         2005           2004
                                            -------------  -----------  --------------  -------------
Net asset value, beginning of period          $14.44          $12.77         $10.92       $10.00
Income From Investment Operations
Net investment income(b)                         .12             .09            .08(c)       .06(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  1.48            1.69            1.88          .89
Net increase in net asset value from
  operations                                    1.60            1.78            1.96          .95
Less: Dividends and Distributions
Dividends from net investment income            (.33)           (.08)           (.09)        (.03)
Distributions from net realized gain on
  investment transactions                       (.04)           (.03)           (.02)          -0-
Total dividends and distributions               (.37)           (.11)           (.11)        (.03)
Net asset value, end of period                $15.67          $14.44          $12.77       $10.92
Total Return
Total investment return based on
net asset value(e)                             11.12%          13.99%          18.04%        9.51%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $422,467        $300,451        $106,973      $37,645
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                       .78%(f)(g)      .82%(f)(h)     1.02%(f)     1.28%(g)
  Expenses, before
    waivers/reimbursements                       .78%(f)(g)      .82%(f)(h)     1.02%(f)     1.84%(g)
  Net investment income                         1.63%(g)         .67%(h)         .66%(c)      .58%(c)(d)(g)
Portfolio turnover rate                            2%              1%             32%          28%


See footnote summary on page 65.

48 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      Wealth Appreciation Strategy
                                           ----------------------------------------------------
                                                                 Class R
                                           ----------------------------------------------------
                                            Six Months
                                              Ended                                February 17,
                                           February 28,                             2004(i) to
                                               2007       Year Ended August 31,     August 31,
                                           (unaudited)      2006         2005         2004
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.27       $12.69       $10.89       $11.29
Income From Investment Operations
Net investment income (loss)(b)                  .07         (.04)        (.02)(c)      .02(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  1.47         1.71         1.91         (.42)
Net increase (decrease) in net asset value
  from operations                               1.54         1.67         1.89         (.40)
Less: Dividends and Distributions
Dividends from net investment income            (.29)        (.06)        (.07)          -0-
Distributions from net realized gain on
  investment transactions                       (.04)        (.03)        (.02)          -0-
Total dividends and distributions               (.33)        (.09)        (.09)          -0-
Net asset value, end of period                $15.48       $14.27       $12.69       $10.89
Total Return
Total investment return based on
  net asset value(e)                           10.78%       13.20%       17.37%       (3.54)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $8,775       $6,185         $117          $10
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.44%(f)(g)  1.46%(f)(h)  1.67%(f)     1.70%(g)
  Expenses, before
    waivers/reimbursements                      1.44%(f)(g)  1.46%(f)(h)  1.67%(f)     2.18%(g)
  Net investment income (loss)                   .92%(g)     (.33)%(h)    (.17)%(c)     .32%(c)(g)
Portfolio turnover rate                            2%           1%          32%          28%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 49

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                Wealth Appreciation Strategy
                                                       -------------------------------------------
                                                                           Class K
                                                       -------------------------------------------
                                                         Six Months
                                                           Ended                          March 1,
                                                        February 28,    Year Ended       2005(i) to
                                                             2007        August 31,      August 31,
                                                         (unaudited)        2006           2005
                                                         -----------    -----------     -----------
Net asset value, beginning of period                       $14.35          $12.74         $12.19
Income From Investment Operations
Net investment income(b)                                      .09             .05            .01
Net realized and unrealized gain on investment and
  foreign currency transactions                              1.47            1.68            .54
Net increase in net asset value from operations              1.56            1.73            .55
Less: Dividends and Distributions
Dividends from net investment income                         (.31)           (.09)            -0-
Distributions from net realized gain on investment
  transactions                                               (.04)           (.03)            -0-
Total dividends and distributions                            (.35)           (.12)            -0-
Net asset value, end of period                             $15.56          $14.35         $12.74
Total Return
Total investment return based on net asset value(e)         10.88%          13.60%          4.51%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $12,791          $7,850            $10
Ratio to average net assets of:
  Expenses(f)                                                1.14%(g)        1.15%(h)       1.35%(g)
  Net investment income                                      1.18%(g)         .38%(h)        .24%(g)
Portfolio turnover rate                                         2%              1%            32%

See footnote summary on page 65.

50 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                             Wealth Appreciation Strategy
                                                       -------------------------------------------
                                                                         Class I
                                                       -------------------------------------------
                                                         Six Months
                                                           Ended                          March 1,
                                                        February 28,    Year Ended       2005(i) to
                                                             2007        August 31,      August 31,
                                                         (unaudited)        2006           2005
                                                         -----------    -----------     -----------
Net asset value, beginning of period                       $14.41          $12.75         $12.19
Income From Investment Operations
Net investment income(b)                                      .12             .13            .03
Net realized and unrealized gain on investment and
  foreign currency transactions                              1.47            1.65            .53
Net increase in net asset value from operations              1.59            1.78            .56
Less: Dividends and Distributions
Dividends from net investment income                         (.33)           (.09)            -0-
Distributions from net realized gain on investment
  transactions                                               (.04)           (.03)            -0-
Total dividends and distributions                            (.37)           (.12)            -0-
Net asset value, end of period                             $15.63          $14.41         $12.75
Total Return
Total investment return based on net asset value(e)         11.07%          14.03%          4.59%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $18,371         $16,452            $10
Ratio to average net assets of:
  Expenses(f)                                                 .81%(g)         .84%(h)       1.05%(g)
  Net investment income                                      1.59%(g)         .98%(h)        .54%(g)
Portfolio turnover rate                                         2%              1%            32%

See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 51

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                          Balanced Wealth Strategy
                                                       ---------------------------------------------------------------
                                                                                Class A
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                       September 2,
                                                     February 28,                                      2003(a) to
                                                          2007          Year Ended August 31,         August 31,
                                                      (unaudited)        2006            2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $12.86          $11.96          $10.78          $10.00
Income From Investment Operations
Net investment income(b)                                      .17             .24             .17(c)          .15(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .97             .93            1.24             .73
Net increase in net asset value from
  operations                                                 1.14            1.17            1.41             .88
Less: Dividends and Distributions
Dividends from net investment income                         (.28)           (.23)           (.22)           (.10)
Distributions from net realized gain on
investment transactions                                      (.02)           (.04)           (.01)             -0-
Total dividends and distributions                            (.30)           (.27)           (.23)           (.10)
Net asset value, end of period                             $13.70          $12.86          $11.96          $10.78
Total Return
Total investment return based on
net asset value(e)                                           8.90%           9.94%          13.22%           8.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $1,220,979        $934,926        $522,962        $185,724
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                    .95%(f)(g)      .99%(f)(h)     1.13%(f)        1.25%(g)
  Expenses, before
    waivers/reimbursements                                    .95%(f)(g)      .99%(f)(h)     1.13%(f)        1.67%(g)
  Net investment income                                      2.60%(g)        1.91%(h)        1.45%(c)        1.57%(c)(d)(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%             59%


See footnote summary on page 65.


52 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Balanced Wealth Strategy
                                                       ---------------------------------------------------------------
                                                                               Class B
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                       September 2,
                                                     February 28,                                      2003(a) to
                                                          2007          Year Ended August 31,         August 31,
                                                      (unaudited)        2006            2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $12.80          $11.91          $10.74          $10.00
Income From Investment Operations
Net investment income(b)                                      .13             .15             .09(c)          .09(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .95             .93            1.24             .71
Net increase in net asset value from
  operations                                                 1.08            1.08            1.33             .80
Less: Dividends and Distributions
Dividends from net investment income                         (.23)           (.15)           (.15)           (.06)
Distributions from net realized gain on
  investment transactions                                    (.02)           (.04)           (.01)             -0-
Total dividends and distributions                            (.25)           (.19)           (.16)           (.06)
Net asset value, end of period                             $13.63          $12.80          $11.91          $10.74
Total Return
Total investment return based on
  net asset value(e)                                         8.49%           9.16%          12.46%           8.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $567,425        $455,131        $276,275        $123,265
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                   1.67%(f)(g)     1.71%(f)(h)     1.84%(f)        1.95%(g)
  Expenses, before
    waivers/reimbursements                                   1.67%(f)(g)     1.71%(f)(h)     1.84%(f)        2.37%(g)
  Net investment income                                      1.90%(g)        1.20%(h)         .75%(c)         .88%(c)(d)(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%             59%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 53


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Balanced Wealth Strategy
                                                       ---------------------------------------------------------------
                                                                               Class C
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                       September 2,
                                                     February 28,                                      2003(a) to
                                                          2007          Year Ended August 31,         August 31,
                                                      (unaudited)        2006            2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $12.80          $11.91          $10.74          $10.00
Income From Investment Operations
Net investment income(b)                                      .12             .15             .09(c)          .08(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .96             .93            1.24             .72
Net increase in net asset value from
  operations                                                 1.08            1.08            1.33             .80
Less: Dividends and Distributions
Dividends from net investment income                         (.23)           (.15)           (.15)           (.06)
Distributions from net realized gain on
  investment transactions                                    (.02)           (.04)           (.01)             -0-
Total dividends and distributions                            (.25)           (.19)           (.16)           (.06)
Net asset value, end of period                             $13.63          $12.80          $11.91          $10.74
Total Return
Total investment return based on
net asset value(e)                                           8.49%           9.16%          12.46%           8.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $586,218        $420,484        $203,262         $85,171
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                   1.66%(f)(g)     1.70%(f)(h)     1.83%(f)        1.96%(g)
  Expenses, before
    waivers/reimbursements                                   1.66%(f)(g)     1.70%(f)(h)     1.83%(f)        2.38%(g)
  Net investment income                                      1.89%(g)        1.22%(h)         .76%(c)         .85%(c)(d)(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%             59%


See footnote summary on page 65.

54 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Balanced Wealth Strategy
                                                       ---------------------------------------------------------------
                                                                             Advisor Class
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                       September 2,
                                                     February 28,                                      2003(a) to
                                                          2007          Year Ended August 31,         August 31,
                                                      (unaudited)        2006            2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $12.89          $11.98          $10.79          $10.00
Income From Investment Operations
Net investment income(b)                                      .19             .27             .20(c)          .19(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .97             .95            1.25             .72
Net increase in net asset value from
  operations                                                 1.16            1.22            1.45             .91
Less: Dividends and Distributions
Dividends from net investment income                         (.30)           (.27)           (.25)           (.12)
Distributions from net realized gain on
  investment transactions                                    (.02)           (.04)           (.01)             -0-
Total dividends and distributions                            (.32)           (.31)           (.26)           (.12)
Net asset value, end of period                             $13.73          $12.89          $11.98          $10.79
Total Return
Total investment return based on
  net asset value(e)                                         9.05%          10.31%          13.60%           9.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $116,363         $83,781         $53,679         $15,790
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                    .65%(f)(g)      .69%(f)(h)      .84%(f)         .98%(g)
  Expenses, before
    waivers/reimbursements                                    .65%(f)(g)      .69%(f)(h)      .84%(f)        1.52%(g)
  Net investment income                                      2.92%(g)        2.17%(h)        1.69%(c)        1.80%(c)(d)(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%             59%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 55

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                      Balanced Wealth Strategy
                                                       ---------------------------------------------------------------
                                                                                Class R
                                                       ---------------------------------------------------------------
                                                       Six Months
                                                         Ended                                       February 17,
                                                      February 28,                                    2004(i) to
                                                          2007            Year Ended August 31,        August 31,
                                                      (unaudited)         2006            2005           2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $12.85          $11.95          $10.77          $10.99
Income From Investment Operations
Net investment income(b)                                      .14             .13(c)          .18(c)          .08(c)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                                .97            1.00            1.20            (.25)
Net increase (decrease) in net asset value
  from operations                                            1.11            1.13            1.38            (.17)
Less: Dividends and Distributions
Dividends from net investment income                         (.26)           (.19)           (.19)           (.05)
Distributions from net realized gain on
  investment transactions                                    (.02)           (.04)           (.01)             -0-
Total dividends and distributions                            (.28)           (.23)           (.20)           (.05)
Net asset value, end of period                             $13.68          $12.85          $11.95          $10.77
Total Return
Total investment return based on
net asset value(e)                                           8.69%           9.53%          12.95%          (1.54)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $6,514          $3,651            $233             $10
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                   1.32%(f)(g)     1.33%(f)(h)     1.40%(f)        1.40%(g)
  Expenses, before
    waivers/reimbursements                                   1.32%(f)(g)     1.35%(f)(h)     1.42%(f)        1.79%(g)
  Net investment income                                      2.20%(g)        1.07%(h)        1.57%(c)        1.48%(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%             59%


See footnote summary on page 65.

56 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                 Balanced Wealth Strategy
                                                       ---------------------------------------------
                                                                          Class K
                                                       ---------------------------------------------
                                                       Six Months
                                                          Ended                           March 1,
                                                       February 28,      Year Ended      2005(i) to
                                                           2007          August 31,      August 31,
                                                        (unaudited)         2006            2005
                                                       -----------      -----------     -----------
Net asset value, beginning of period                       $12.85          $11.96          $11.61
Income From Investment Operations
Net investment income(b)                                      .17             .19             .04(c)
Net realized and unrealized gain on investment and
  foreign currency transactions                               .96             .97             .41
Net increase in net asset value from operations              1.13            1.16             .45
Less: Dividends and Distributions
Dividends from net investment income                         (.28)           (.23)           (.10)
Distributions from net realized gain on investment
  transactions                                               (.02)           (.04)             -0-
Total dividends and distributions                            (.30)           (.27)           (.10)
Net asset value, end of period                             $13.68          $12.85          $11.96
Total Return
Total investment return based on net asset value(e)          8.85%           9.85%           3.88%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $13,217          $7,194            $103
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)                 1.03%(g)        1.05%(h)        1.15%(g)
  Expenses, before waivers/reimbursements(f)                 1.03%(g)        1.05%(h)        1.37%(g)
  Net investment income                                      2.50%(g)        1.55%(h)         .88%(c)(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 57

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                 Balanced Wealth Strategy
                                                       ---------------------------------------------
                                                                          Class I
                                                       ---------------------------------------------
                                                       Six Months
                                                          Ended                           March 1,
                                                       February 28,      Year Ended      2005(i) to
                                                           2007          August 31,      August 31,
                                                        (unaudited)         2006            2005
                                                       -----------      -----------     -----------
Net asset value, beginning of period                       $12.86          $11.96          $11.61
Income From Investment Operations
Net investment income(b)                                      .19             .29             .09
Net realized and unrealized gain on investment and
  foreign currency transactions                               .97             .92             .37
Net increase in net asset value from operations              1.16            1.21             .46
Less: Dividends and Distributions
Dividends from net investment income                         (.30)           (.27)           (.11)
Distributions from net realized gain on investment
  transactions                                               (.02)           (.04)             -0-
Total dividends and distributions                            (.32)           (.31)           (.11)
Net asset value, end of period                             $13.70          $12.86          $11.96
Total Return
Total investment return based on net asset value(e)          9.05%          10.26%           4.02%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $22,805         $19,723             $10
Ratio to average net assets of:
  Expenses(f)                                                 .70%(g)         .71%(h)         .88%(g)
  Net investment income                                      2.90%(g)        2.33%(h)        1.49%(g)
Portfolio turnover rate                                        -0-%(j)          1%             59%


See footnote summary on page 65.

58 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Wealth Preservation Strategy
                                                       ---------------------------------------------------------------
                                                                               Class A
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                        September 2,
                                                      February 28,                                     2003(a) to
                                                          2007           Year Ended August 31,         August 31,
                                                      (unaudited)         2006           2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $11.66          $11.17          $10.62          $10.00
Income From Investment Operations
Net investment income(b)                                      .21             .27             .19(c)          .18(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .50             .47             .64             .55
Net increase in net asset value from
  operations                                                  .71             .74             .83             .73
Less: Dividends and Distributions
Dividends from net investment income                         (.27)           (.24)           (.25)           (.11)
Distributions from net realized gain on
  investment transactions                                    (.03)           (.01)           (.02)             -0-
Tax return of capital                                          -0-             -0-           (.01)             -0-
Total dividends and distributions                            (.30)           (.25)           (.28)           (.11)
Net asset value, end of period                             $12.07          $11.66          $11.17          $10.62
Total Return
Total investment return based on
  net asset value(e)                                         6.12%           6.71%           7.91%           7.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $327,597        $268,341        $166,006         $64,467
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                    .98%(f)(g)     1.02%(f)(h)     1.20%(f)        1.26%(g)
  Expenses, before
    waivers/reimbursements                                    .98%(f)(g)     1.02%(f)(h)     1.21%(f)        1.91%(g)
  Net investment income                                      3.58%(g)        2.42%(h)        1.74%(c)        1.90%(c)(d)(g)
Portfolio turnover rate                                         1%              2%             81%            126%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 59

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Wealth Preservation Strategy
                                                       ---------------------------------------------------------------
                                                                               Class B
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                        September 2,
                                                      February 28,                                     2003(a) to
                                                          2007           Year Ended August 31,         August 31,
                                                      (unaudited)         2006           2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $11.61          $11.13          $10.59          $10.00
Income From Investment Operations
Net investment income(b)                                      .17             .19             .11(c)          .12(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .49             .47             .64             .54
Net increase in net asset value from
  operations                                                  .66             .66             .75             .66
Less: Dividends and Distributions
Dividends from net investment income                         (.23)           (.17)           (.18)           (.07)
Distributions from net realized gain on
  investment transactions                                    (.03)           (.01)           (.02)             -0-
Tax return of capital                                          -0-             -0-           (.01)             -0-
Total dividends and distributions                            (.26)           (.18)           (.21)           (.07)
Net asset value, end of period                             $12.01          $11.61          $11.13          $10.59
Total Return
Total investment return based on
  net asset value(e)                                         5.71%           5.94%           7.14%           6.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $145,641        $124,623         $87,971         $36,948
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                   1.70%(f)(g)     1.73%(f)(h)     1.90%(f)        1.95%(g)
  Expenses, before
    waivers/reimbursements                                   1.70%(f)(g)     1.73%(f)(h)     1.93%(f)        2.64%(g)
  Net investment income                                      2.87%(g)        1.72%(h)        1.03%(c)        1.23%(c)(d)(g)
Portfolio turnover rate                                         1%              2%             81%            126%


See footnote summary on page 65.


60 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Wealth Preservation Strategy
                                                       ---------------------------------------------------------------
                                                                               Class C
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                        September 2,
                                                      February 28,                                     2003(a) to
                                                          2007           Year Ended August 31,         August 31,
                                                      (unaudited)         2006           2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $11.60          $11.12          $10.58          $10.00
Income From Investment Operations
Net investment income(b)                                      .17             .19             .11(c)          .12(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .49             .47             .64             .53
Net increase in net asset value from
  operations                                                  .66             .66             .75             .65
Less: Dividends and Distributions
Dividends from net investment income                         (.23)           (.17)           (.18)           (.07)
Distributions from net realized gain on
  investment transactions                                    (.03)           (.01)           (.02)             -0-
Tax return of capital                                          -0-             -0-           (.01)             -0-
Total dividends and distributions                            (.26)           (.18)           (.21)           (.07)
Net asset value, end of period                             $12.00          $11.60          $11.12          $10.58
Total Return
Total investment return based on
net asset value(e)                                           5.71%           5.95%           7.15%           6.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $174,176        $135,419         $81,802         $38,857
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                   1.69%(f)(g)     1.72%(f)(h)     1.90%(f)        1.95%(g)
  Expenses, before
    waivers/reimbursements                                   1.69%(f)(g)     1.72%(f)(h)     1.91%(f)        2.61%(g)
  Net investment income                                      2.90%(g)        1.72%(h)        1.05%(c)        1.23%(c)(d)(g)
Portfolio turnover rate                                         1%              2%             81%            126%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 61


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Wealth Preservation Strategy
                                                       ---------------------------------------------------------------
                                                                             Advisor Class
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                        September 2,
                                                      February 28,                                     2003(a) to
                                                          2007           Year Ended August 31,         August 31,
                                                      (unaudited)         2006           2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $11.67          $11.18          $10.63          $10.00
Income From Investment Operations
Net investment income(b)                                      .24             .31             .23(c)          .21(c)(d)
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                                .49             .47             .63             .55
Net increase in net asset value from
  operations                                                  .73             .78             .86             .76
Less: Dividends and Distributions
Dividends from net investment income                         (.29)           (.28)           (.28)           (.13)
Distributions from net realized gain on
  investment transactions                                    (.03)           (.01)           (.02)             -0-
Tax return of capital                                          -0-             -0-           (.01)             -0-
Total dividends and distributions                            (.32)           (.29)           (.31)           (.13)
Net asset value, end of period                             $12.08          $11.67          $11.18          $10.63
Total Return
Total investment return based on
  net asset value(e)                                         6.27%           7.01%           8.19%           7.59%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $28,724         $24,549         $19,741         $43,811
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                    .68%(f)(g)      .72%(f)(h)      .90%(f)         .97%(g)
  Expenses, before
    waivers/reimbursements                                     68%(f)(g)      .72%(f)(h)      .90%(f)        1.70%(g)
  Net investment income                                      4.06%(g)        2.71%(h)        2.12%(c)        2.14%(c)(d)(g)
Portfolio turnover rate                                         1%              2%             81%            126%


See footnote summary on page 65.

62 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Wealth Preservation Strategy
                                                       ---------------------------------------------------------------
                                                                               Class R
                                                       ---------------------------------------------------------------
                                                      Six Months
                                                         Ended                                       February 17,
                                                      February 28,                                   2004(i) to
                                                         2007           Year Ended August 31,         August 31,
                                                      (unaudited)        2006            2005            2004
                                              -----------   -----------   -----------   -----------
Net asset value, beginning of period                       $11.69          $11.18          $10.62          $10.66
Income From Investment Operations
Net investment income(b)(c)                                   .19             .16             .17             .11
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                                .50             .55             .64            (.09)
Net increase in net asset value from
  operations                                                  .69             .71             .81             .02
Less: Dividends and Distributions
Dividends from net investment income                         (.26)           (.19)           (.22)           (.06)
Distributions from net realized gain on
  investment transactions                                    (.03)           (.01)           (.02)             -0-
Tax return of capital                                          -0-             -0-           (.01)             -0-
Total dividends and distributions                            (.29)           (.20)           (.25)           (.06)
Net asset value, end of period                             $12.09          $11.69          $11.18          $10.62
Total Return
Total investment return based on
  net asset value(e)                                         5.87%           6.41%           7.70%            .21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $5,308          $5,120            $888             $12
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                                   1.36%(f)(g)     1.34%(f)(h)     1.40%(f)        1.40%(g)
  Expenses, before
    waivers/reimbursements                                   1.36%(f)(g)     1.36%(f)(h)     1.54%(f)        2.10%(g)
  Net investment income(c)                                   3.17%(g)        1.53%(h)        1.46%           1.91%(g)
Portfolio turnover rate                                         1%              2%             81%            126%


See footnote summary on page 65.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 63


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               Wealth Preservation Strategy
                                                       ---------------------------------------------
                                                                         Class K
                                                       ---------------------------------------------
                                                       Six Months
                                                            Ended                         March 1,
                                                      February 28,      Year Ended       2005(i) to
                                                          2007           August 31,      August 31,
                                                      (unaudited)          2006            2005
                                                       -----------      -----------     -----------
Net asset value, beginning of period                       $11.66          $11.17          $10.98
Income From Investment Operations
Net investment income(b)                                      .24             .18             .06(c)
Net realized and unrealized gain on investment and
  foreign currency transactions                               .47             .56             .24
Net increase in net asset value from operations               .71             .74             .30
Less: Dividends and Distributions
Dividends from net investment income                         (.28)           (.24)           (.11)
Distributions from net realized gain on investment
  transactions                                               (.03)           (.01)             -0-
Tax return of capital                                          -0-             -0-           (.00)(k)
Total dividends and distributions                            (.31)           (.25)           (.11)
Net asset value, end of period                             $12.06          $11.66          $11.17
Total Return
Total investment return based on net asset value(e)          6.09%           6.68%           2.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $1,449          $1,000             $84
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)                  1.06%(g)        1.04%(h)        1.15%(g)
  Expenses, before waivers/reimbursements(f)                 1.06%(g)        1.04%(h)        1.39%(g)
  Net investment income                                      3.75%(g)        1.71%(h)        1.22%(c)(g)
Portfolio turnover rate                                         1%              2%             81%


See footnote summary on page 65.

64 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               Wealth Preservation Strategy
                                                       ---------------------------------------------
                                                                         Class I
                                                       ---------------------------------------------
                                                       Six Months
                                                            Ended                         March 1,
                                                      February 28,      Year Ended       2005(i) to
                                                          2007           August 31,      August 31,
                                                      (unaudited)          2006            2005
                                                       -----------      -----------     -----------
Net asset value, beginning of period                       $11.66          $11.16          $10.98
Income From Investment Operations
Net investment income(b)                                      .22             .30             .10(c)
Net realized and unrealized gain on investment and
  foreign currency transactions                               .50             .49             .21
Net increase in net asset value from operations               .72             .79             .31
Less: Dividends and Distributions
Dividends from net investment income                         (.29)           (.28)           (.12)
Distributions from net realized gain on investment
  transactions                                               (.03)           (.01)             -0-
Tax return of capital                                          -0-             -0-           (.01)
Total dividends and distributions                            (.32)           (.29)           (.13)
Net asset value, end of period                             $12.06          $11.66          $11.16
Total Return
Total investment return based on net asset value(e)          6.17%           7.11%           2.84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                  $2,952          $2,440             $10
Ratio to average net assets of:
  Expenses net of waivers/reimbursements(f)                   .73%(g)         .75%(h)         .90%(g)
  Expenses, before waivers/reimbursements(f)                  .73%(g)         .75%(h)         .95%(g)
  Net investment income                                      3.82%(g)        2.81%(h)        1.85%(c)(g)
Portfolio turnover rate                                         1%              2%             81%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d)  Net of expenses waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. The estimated annualized blended expense ratio of the Underlying Portfolios was .04%, .04% and .04% and .07%, .07% and .06%, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2007 and the year ended August 31, 2006.

(g)  Annualized.

(h)  The ratio includes expenses attributable to costs of proxy solicitation.

(i)  Commencement of distribution.

(j)  Less than 1%.

(k)  Amount is less than $(.005).


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 65


TRUSTEES


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Fontaine(2), Vice President
Mark A. Hamilton(2), Vice President
Joshua Lisser(2), Vice President
Seth J. Masters(2), Vice President
Christopher Nikolich(2), Vice President
Emilie D. Wrapp, Clerk
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team. Messrs. Fontaine, Hamilton, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy's portfolio.


66 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Pages 67-143 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's February 28, 2007 financial statements. A copy of the Underlying Portfolios' unaudited semi-annual report is available upon request.

PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ] 32.8%  Financial                  [PIE CHART OMITTED]
[ ] 11.4%  Energy
[ ] 11.3%  Consumer Staples
[ ]  9.4%  Utilities
[ ]  8.3%  Consumer Growth
[ ]  6.3%  Capital Equipment
[ ]  6.0%  Consumer Cyclicals
[ ]  4.9%  Industrial Resources
[ ]  4.8%  Technology
[ ]  0.4%  Services

[ ]  4.4%  Short-Term

U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ] 28.2%  Technology                 [PIE CHART OMITTED]
[ ] 19.8%  Finance
[ ] 15.7%  Consumer Services
[ ] 14.8%  Health Care
[ ]  5.5%  Aerospace & Defense
[ ]  5.2%  Consumer Staples
[ ]  4.1%  Energy
[ ]  2.4%  Capital Goods
[ ]  1.8%  Basic Industry
[ ]  0.3%  Consumer Manufacturing

[ ]  2.2%  Short-Term

* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 67


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ] 34.7%  Diversified & Others           [PIE CHART OMITTED]
[ ] 15.2%  Office
[ ]  8.9%  Apartments
[ ]  8.3%  Retail
[ ]  5.8%  Regional Malls
[ ]  5.0%  Other
[ ]  5.0%  Shopping Centers
[ ]  3.6%  Lodging
[ ]  3.5%  Health Care
[ ]  3.0%  Industrial
[ ]  2.8%  Warehouse & Industrial
[ ]  2.1%  Self Storage
[ ]  0.7%  Restaurants & Lodging

[ ]  1.4%  Short-Term

COUNTRY BREAKDOWN*
[ ] 38.7%  United States                [PIE CHART OMITTED]
[ ] 13.2%  Japan
[ ]  8.6%  Australia
[ ]  8.6%  Hong Kong
[ ]  7.7%  United Kingdom
[ ]  7.0%  France
[ ]  6.0%  Canada
[ ]  2.7%  Singapore
[ ]  2.0%  Netherlands
[ ]  1.5%  Germany
[ ]  1.3%  Finland
[ ]  0.7%  Italy
[ ]  0.6%  Norway

[ ]  1.4%  Short-Term

* All data are as of February 28, 2007. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


68 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ] 35.4%  Financial                     [PIE CHART OMITTED]
[ ] 13.3%  Industrial Commodities
[ ] 11.6%  Capital Equipment
[ ] 10.4%  Energy
[ ]  6.3%  Technology/Electronics
[ ]  4.1%  Telecommunication
[ ]  4.1%  Consumer Staples
[ ]  3.8%  Transportation
[ ]  3.6%  Medical
[ ]  3.4%  Utilities
[ ]  2.8%  Construction & Housing

[ ]  1.2%  Short-Term

COUNTRY BREAKDOWN*
[ ] 20.1%  United Kingdom                [PIE CHART OMITTED]
[ ] 18.6%  Japan
[ ] 15.5%  France
[ ] 13.0%  Germany
[ ]  7.1%  Netherlands
[ ]  4.6%  South Korea
[ ]  4.2%  Italy
[ ]  4.0%  Taiwan
[ ]  2.3%  Switzerland
[ ]  1.8%  Brazil
[ ]  1.6%  China
[ ]  1.5%  Belgium
[ ]  4.5%  Other

[ ]  1.2%  Short-Term

* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Value Portfolio represents less than 1.5% weightings in Hong Kong, Hungary, Israel, Spain and Sweden.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 69


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ] 32.9%  Finance                     [PIE CHART OMITTED]
[ ] 10.9%  Consumer Manufacturing
[ ] 10.0%  Health Care
[ ]  8.3%  Basic Industry
[ ]  8.3%  Consumer Services
[ ]  7.4%  Capital Goods
[ ]  7.1%  Technology
[ ]  6.3%  Consumer Staples
[ ]  2.7%  Multi-Industry Companies
[ ]  2.6%  Energy
[ ]  2.0%  Utilities

[ ]  1.5%  Short-Term

COUNTRY BREAKDOWN*
[ ] 22.5%  Japan                       [PIE CHART OMITTED]
[ ] 20.4%  Switzerland
[ ] 12.9%  United Kingdom
[ ]  8.7%  France
[ ]  4.3%  Italy
[ ]  4.2%  Ireland
[ ]  4.1%  Australia
[ ]  4.1%  Spain
[ ]  2.9%  Germany
[ ]  2.8%  Hong Kong
[ ]  2.6%  Mexico
[ ]  2.1%  Brazil
[ ]  6.9%  Other

[ ]  1.5%  Short-Term

* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Growth Portfolio represents less than 2.1% weightings in China, Finland, India, Russia, Sweden and Taiwan.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


70 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ] 22.1%  Financial                      [PIE CHART OMITTED]
[ ] 11.9%  Capital Equipment
[ ] 11.7%  Industrial Resources
[ ] 10.1%  Services
[ ]  9.3%  Consumer Staples
[ ]  8.6%  Technology
[ ]  7.2%  Consumer Cyclicals
[ ]  6.4%  Utilities
[ ]  5.2%  Consumer Growth
[ ]  1.2%  Energy

[ ]  6.3%  Short-Term

SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ] 24.4%  Consumer Services              [PIE CHART OMITTED]
[ ] 24.0%  Technology
[ ] 17.9%  Health Care
[ ]  9.7%  Capital Goods
[ ]  9.4%  Energy
[ ]  6.0%  Finance
[ ]  3.4%  Basic Industry
[ ]  2.5%  Transportation
[ ]  1.5%  Aerospace & Defense

[ ]  1.2%  Short-Term

* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

    Please note: The security type classifications presented herein are based on the security type categorization methodology of the Adviser. These security type classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 71


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ] 20.7%  Mortgage Pass-Thrus                 [PIE CHART OMITTED]
[ ] 15.8%  Government-Related -- US Agencies
[ ] 14.3%  Mortgage CMOS
[ ] 13.7%  U.S. Treasuries
[ ] 10.8%  Commercial Mortgage Backed Securities
[ ]  7.5%  Corporates -- Investment Grade
[ ]  6.1%  Asset-Backed Securities

[ ]  11.1%  Short-Term

INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ] 40.9%  Mortgage Pass-Thrus                 [PIE CHART OMITTED]
[ ] 12.9%  Corporates -- Investment Grade
[ ] 10.8%  Non-US Dollar
[ ]  6.7%  Commercial Mortgage Backed Securities
[ ]  6.3%  U.S. Treasuries
[ ]  2.8%  Asset Backed Securities
[ ]  2.4%  Government-Related -- Non US Issuers
[ ]  2.2%  Mortgage CMOS
[ ]  0.1%  Corporates -- Non-Investment Grade

[ ]  14.9%  Short Term

* All data are as of February 28, 2007. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


72 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ] 97.9%  U.S. Government & Government Sponsored
           Agency Obligations                             [PIE CHART OMITTED]
[ ]  1.6%  Non U.S. Dollar Sovereign Debt Obligations

[ ]  0.5%  Short-Term

HIGH YIELD PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ] 92.7%  Corporates -- Non-Investment Grade             [PIE CHART OMITTED]
[ ]  4.4%  Corporates -- Investment Grade
[ ]  0.9%  Emerging Markets -- Non-Investment Grade
[ ]  0.2%  Preferred Stocks
[ ]  0.0%  Common Stocks

[ ]  1.8%  Short-Term

* All data are as of February 28, 2007. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 73


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.4%
Financial-32.7%
Banks - NYC-7.0%
CIT Group, Inc.                                         97,300   $   5,494,531
Citigroup, Inc.                                      1,729,800      87,181,920
JPMorgan Chase & Co.                                 1,299,100      64,175,540
                                                                 -------------
                                                                   156,851,991

Finance - Personal Loans-0.8%
Countrywide Financial Corp.                            432,400      16,552,272

Life Insurance-2.4%
Genworth Financial, Inc.-Class A                       449,200      15,888,204
MetLife, Inc.                                          316,300      19,974,345
Prudential Financial, Inc.                              42,800       3,892,232
Torchmark Corp.                                        101,400       6,481,488
UnumProvident Corp.                                    342,700       7,337,207
                                                                 -------------
                                                                    53,573,476

Major Regional Banks-8.1%
Bank of America Corp.                                1,327,994      67,555,055
BB&T Corp.                                              32,700       1,389,096
Comerica, Inc.                                         198,600      11,993,454
Fifth Third Bancorp                                    186,000       7,492,080
Keycorp                                                 89,900       3,392,826
Mellon Financial Corp.                                 308,300      13,389,469
National City Corp.                                    442,800      16,759,980
SunTrust Banks, Inc.                                   149,800      12,629,638
U.S. Bancorp                                           336,000      11,981,760
Wachovia Corp.                                         335,400      18,571,098
Wells Fargo & Co.                                      449,200      15,587,240
                                                                 -------------
                                                                   180,741,696

Miscellaneous Financial-3.8%
Goldman Sachs Group, Inc.                               25,000       5,040,000
Janus Capital Group, Inc.                              373,650       7,940,063
MBIA, Inc.                                             201,400      13,387,058
Merrill Lynch & Co., Inc.                              389,500      32,593,360
MGIC Investment Corp.                                  182,500      11,013,875
Morgan Stanley                                         161,100      12,069,612
Waddell & Reed Financial, Inc.-Class A                 151,300       3,688,694
                                                                 -------------
                                                                    85,732,662

Multi-Line Insurance-3.5%
American International Group, Inc.                     741,900      49,781,490
Fidelity National Financial, Inc.-Class A              522,500      12,540,000
Hartford Financial Services Group, Inc.                174,600      16,510,176
                                                                 -------------
                                                                    78,831,666


74 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Property - Casualty Insurance-3.6%
ACE, Ltd.                                              145,900      $8,193,744
Allstate Corp.                                          97,050       5,828,823
Chubb Corp.                                            296,800      15,151,640
Old Republic International Corp.                       496,200      11,075,184
PartnerRe, Ltd.                                         66,100       4,592,628
RenaissanceRe Holdings, Ltd.                           128,700       6,599,736
The Travelers Cos, Inc.                                397,186      20,161,161
XL Capital Ltd.-Class A                                124,300       8,825,300
                                                                 -------------
                                                                    80,428,216

Savings & Loan-3.5%
Astoria Financial Corp.                                235,300       6,651,931
Federal Home Loan Mortgage Corp.                       330,500      21,211,490
Federal National Mortgage Association                  500,500      28,393,365
Washington Mutual, Inc.                                513,500      22,121,580
                                                                 -------------
                                                                    78,378,366
                                                                 -------------
                                                                   731,090,345

Energy-11.4%
Gas Pipelines-0.0%
El Paso Corp.                                           56,000         805,280

Oils - Integrated Domestic-2.7%
ConocoPhillips                                         365,500      23,911,010
Marathon Oil Corp.                                     233,500      21,187,790
Occidental Petroleum Corp.                              71,200       3,288,016
Total SA (ADR)                                         162,000      10,905,840
                                                                 -------------
                                                                    59,292,656

Oils - Integrated International-8.7%
BP PLC (ADR)                                           170,700      10,521,948
Chevron Corp.                                          838,300      57,515,763
Exxon Mobil Corp.                                    1,642,000     117,698,560
Royal Dutch Shell PLC (ADR)                            133,400       8,672,334
                                                                 -------------
                                                                   194,408,605
                                                                 -------------
                                                                   254,506,541

Consumer Staples-11.3%
Beverages - Soft, Lite & Hard-1.3%
The Coca-Cola Co.                                      101,400       4,733,352
Coca-Cola Enterprises, Inc.                            224,800       4,516,232
Molson Coors Brewing Co.-Class B                       154,000      13,003,760
PepsiCo, Inc.                                          124,100       7,836,915
                                                                 -------------
                                                                    30,090,259


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 75


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.8%
Bunge, Ltd.                                             53,800   $   4,269,568
ConAgra Foods, Inc.                                    419,900      10,594,077
General Mills, Inc.                                    198,500      11,187,460
Kellogg Co.                                            210,100      10,488,192
Kimberly-Clark Corp.                                   200,000      13,622,000
Kraft Foods, Inc.-Class A                               32,700       1,043,784
Sara Lee Corp.                                         654,400      10,771,424
                                                                 -------------
                                                                    61,976,505

Restaurants-1.1%
McDonald's Corp.                                       556,700      24,338,924

Retail Stores - Food-1.2%
Kroger Co.                                             398,300      10,224,361
Safeway, Inc.                                          458,600      15,853,802
                                                                 -------------
                                                                    26,078,163

Soaps-2.6%
Clorox Co.                                             152,900       9,687,744
Colgate-Palmolive Co.                                  180,200      12,138,272
Procter & Gamble Co.                                   590,100      37,465,449
                                                                 -------------
                                                                    59,291,465

Tobacco-2.3%
Altria Group, Inc.                                     486,800      41,027,504
UST, Inc.                                              173,900      10,096,634
                                                                 -------------
                                                                    51,124,138
                                                                 -------------
                                                                   252,899,454

Utilities-9.4%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                              235,800      11,139,192
Alliant Energy Corp.                                    17,600         736,032
Constellation Energy Group, Inc.                        34,350       2,702,314
Entergy Corp.                                          143,700      14,183,190
Northeast Utilities                                    137,900       4,007,374
TXU Corp.                                              195,600      12,938,940
Wisconsin Energy Corp.                                  85,125       4,081,744
                                                                 -------------
                                                                    49,788,786

Telephone-7.1%
American Tower Corp.-Class A(a)                         90,000       3,486,600
AT&T, Inc.                                           2,070,855      76,207,464
Crown Castle International Corp.(a)                    287,600       9,421,776
Embarq Corp.-Class W                                    38,305       2,120,182
Idearc, Inc.                                            18,740         637,160
Sprint Nextel Corp.                                  1,215,600      23,436,768
Verizon Communications, Inc.                         1,164,200      43,576,006
                                                                 -------------
                                                                   158,885,956
                                                                 -------------
                                                                   208,674,742


76 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-8.3%
Advertising-0.3%
Interpublic Group of Cos., Inc.(a)                     611,100      $7,693,749

Drugs-4.1%
Merck & Co. Inc.                                       690,200      30,479,232
Pfizer, Inc.                                         2,489,800      62,145,408
                                                                 -------------
                                                                    92,624,640

Entertainment-2.5%
CBS Corp.-Class B                                      540,000      16,389,000
Time Warner, Inc.                                    1,335,900      27,185,565
Viacom, Inc.-Class B(a)                                128,000       4,997,120
The Walt Disney Co.                                    198,900       6,814,314
                                                                 -------------
                                                                    55,385,999

Hospital Management-0.0%
Tenet Healthcare Corp.(a)                              157,800       1,077,774

Other Medical-0.4%
AmerisourceBergen Corp.-Class A                        156,700       8,253,389

Radio - TV Broadcasting-1.0%
Comcast Corp.-Class A(a)                               605,700      15,578,604
Comcast Corp.-Special-Class A(a)                       223,425       5,686,166
                                                                 -------------
                                                                    21,264,770
                                                                 -------------
                                                                   186,300,321

Capital Equipment-6.2%
Aerospace & Defense-0.5%
Boeing Co.                                             126,400      11,030,928

Auto Trucks - Parts-0.8%
Cummins, Inc.                                           85,100      11,461,268
Eaton Corp.                                             81,900       6,634,719
                                                                 -------------
                                                                    18,095,987

Defense-1.1%
Lockheed Martin Corp.                                  108,700      10,574,336
Northrop Grumman Corp.                                 200,900      14,434,665
                                                                 -------------
                                                                    25,009,001

Electrical Equipment-3.1%
Cooper Industries, Ltd.-Class A                         54,800       5,027,352
General Electric Co.                                 1,853,700      64,731,204
                                                                 -------------
                                                                    69,758,556

Miscellaneous Capital Goods-0.7%
Ingersoll-Rand Co. Ltd.-Class A                        144,000       6,236,640
SPX Corp.                                              132,300       9,247,770
                                                                 -------------
                                                                    15,484,410
                                                                 -------------
                                                                   139,378,882


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 77


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclicals-6.0%
Autos & Auto Parts OEMS-1.9%
American Axle & Manufacturing Holdings, Inc.            11,000        $269,830
Autoliv, Inc.                                          162,800       9,287,740
BorgWarner, Inc.                                       121,100       8,917,804
DaimlerChrysler AG                                     159,000      10,823,130
Magna International, Inc.-Class A                      109,000       8,022,400
Toyota Motor Corp. (ADR)                                30,200       4,031,700
                                                                 -------------
                                                                    41,352,604

Household - Appliances/Durables-0.5%
Black & Decker Corp.                                   123,600      10,415,772

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                 90,900       2,783,358

Retailers-2.1%
Dollar Tree Stores, Inc.(a)                            107,900       3,680,469
Federated Department Stores, Inc.                      168,100       7,507,346
The Gap, Inc.                                          655,500      12,579,045
Limited Brands Inc.                                    282,000       7,805,760
Office Depot, Inc.(a)                                  309,400      10,321,584
Saks, Inc.                                             299,500       5,786,340
                                                                 -------------
                                                                    47,680,544

Textiles/Shoes - Apparel
Manufacturing-0.9%
Jones Apparel Group, Inc.                              256,400       8,440,688
VF Corp.                                               150,500      12,011,405
                                                                 -------------
                                                                    20,452,093

Toys-0.5%
Mattel, Inc.                                           455,500      11,847,555
                                                                 -------------
                                                                   134,531,926

Industrial Resources-4.9%
Chemicals-2.6%
Avery Dennison Corp.                                   149,100       9,909,186
Dow Chemical Co.                                       449,200      19,674,960
E.I. Du Pont de Nemours & Co.                          164,400       8,343,300
Hercules, Inc.(a)                                       63,825       1,286,712
Lubrizol Corp.                                         123,500       6,422,000
PPG Industries, Inc.                                   163,400      10,825,250
                                                                 -------------
                                                                    56,461,408

Containers - Metal/Glass/Paper-1.0%
Crown Holdings, Inc.(a)                                374,900       8,562,716
Owens-Illinois, Inc.(a)                                275,200       6,538,752
Sonoco Products Co.                                    210,400       7,789,008
                                                                 -------------
                                                                    22,890,476

Paper-0.7%
Smurfit-Stone Container Corp.(a)                       439,600       5,424,664
Temple-Inland, Inc.                                    179,600      10,740,080
                                                                 -------------
                                                                    16,164,744


78 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Steel-0.6%
Arcelor Mittal                                         250,200   $  12,725,172
                                                                 -------------
                                                                   108,241,800

Technology-4.8%
Communication - Equipment
Manufacturers-0.6%
Cisco Systems, Inc.(a)                                 177,700       4,609,538
Nokia OYJ (ADR)                                        379,300       8,280,119
                                                                 -------------
                                                                    12,889,657

Computer Services/Software-1.5%
Accenture Ltd.-Class A                                 235,400       8,403,780
Ceridian Corp.(a)                                      204,800       6,680,576
Electronic Data Systems Corp.                          321,700       9,014,034
Microsoft Corp.                                        336,800       9,487,656
                                                                 -------------
                                                                    33,586,046

Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                     339,400       2,131,432
Flextronics International Ltd.(a)                      924,900      10,109,157
Sanmina-SCI Corp.(a)                                   599,600       2,224,516
Solectron Corp.(a)                                     959,100       3,088,302
                                                                 -------------
                                                                    17,553,407

Computers-1.1%
Hewlett-Packard Co.                                    260,600      10,262,428
International Business Machines Corp.                  149,800      13,932,898
                                                                 -------------
                                                                    24,195,326

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                             136,200       5,219,184
Tech Data Corp.(a)                                      42,875       1,598,380
                                                                 -------------
                                                                     6,817,564

Office Automation-0.5%
Lexmark International, Inc.-Class A(a)                 182,600      11,058,256
                                                                 -------------
                                                                   106,100,256

Services-0.4%
Railroads-0.4%
CSX Corp.                                              245,400       9,244,218

Total Common Stocks
  (cost $1,836,743,018)                                          2,130,968,485

SHORT-TERM INVESTMENTS-4.3%
Investment Companies-4.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $96,946,304)                                96,946,304      96,946,304


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 79


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.7%
  (cost $1,933,689,322)                                         $2,227,914,789
Other assets less liabilities-0.3%                                   6,275,030

Net Assets-100.0%                                               $2,234,189,819


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt


80 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.2%
Technology-28.6%
Communication Equipment-4.1%
Cisco Systems, Inc.(a)                               2,942,500     $76,328,450
QUALCOMM, Inc.                                         354,900      14,295,372
                                                                 -------------
                                                                    90,623,822

Communication Services-0.5%
Monster Worldwide, Inc.(a)                             206,000      10,271,160

Computer Hardware/Storage-8.6%
Apple, Inc.(a)                                       1,303,550     110,293,366
Hewlett-Packard Co.                                  1,425,900      56,151,942
Sun Microsystems, Inc.(a)                            3,607,400      22,113,362
                                                                 -------------
                                                                   188,558,670

Computer Peripherals-1.7%
Network Appliance, Inc.(a)                             950,200      36,744,234

Computer Services-0.4%
DST Systems, Inc.(a)                                   114,100       8,034,922

Internet Infrastructure-1.1%
Akamai Technologies, Inc.(a)                           482,900      24,903,153

Internet Media-5.5%
Google, Inc.-Class A(a)                                267,605     120,275,067

Semiconductor Components-3.7%
Broadcom Corp.-Class A(a)                            1,504,300      51,281,587
NVIDIA Corp.(a)                                      1,008,300      31,257,300
                                                                 -------------
                                                                    82,538,887

Software-3.0%
Adobe Systems, Inc.(a)                                 446,700      17,532,975
Microsoft Corp.                                      1,753,200      49,387,644
                                                                 -------------
                                                                    66,920,619
                                                                 -------------
                                                                   628,870,534

Finance-20.0%
Banking - Money Center-4.0%
Credit Suisse Group (New York Exchange)
  (ADR)                                                826,385      57,227,161
JPMorgan Chase & Co.                                   629,300      31,087,420
                                                                 -------------
                                                                    88,314,581


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 81


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-11.3%
The Charles Schwab Corp.                             1,407,000     $26,001,360
Franklin Resources, Inc.                               571,650      67,105,993
Goldman Sachs Group, Inc.                              142,090      28,645,344
Janus Capital Group, Inc.                              116,500       2,475,625
Lazard Ltd.-Class A                                    232,000      11,945,680
Legg Mason, Inc.                                       477,940      49,103,556
Lehman Brothers Holdings, Inc.                          83,000       6,083,900
Merrill Lynch & Co., Inc.                              677,400      56,684,832
                                                                 -------------
                                                                   248,046,290

Financial Services-2.8%
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                               64,800      34,935,624
NYSE Group, Inc.(a)                                    318,700      27,057,630
                                                                 -------------
                                                                    61,993,254

Insurance-1.9%
American International Group, Inc.                     619,560      41,572,476
                                                                 -------------
                                                                   439,926,601

Consumer Services-15.9%
Apparel-0.6%
Nike, Inc.-Class B                                     133,800      13,978,086

Broadcasting & Cable-3.8%
Comcast Corp.-Special-Class A(a)                     2,343,250      59,635,712
Time Warner, Inc.                                    1,171,700      23,844,095
                                                                 -------------
                                                                    83,479,807

Cellular Communications-1.0%
America Movil SAB de CV Series L (ADR)                 341,200      14,944,560
Nii Holdings Inc-B(a)                                  112,800       7,990,752
                                                                 -------------
                                                                    22,935,312

Gaming-0.3%
Melco PBL Entertainment Macau Ltd. (ADR)(a)            340,597       5,653,910

Restaurants & Lodging-5.3%
Hilton Hotels Corp.                                    603,300      21,296,490
Las Vegas Sands Corp.(a)                               169,800      14,650,344
McDonald's Corp.                                       957,350      41,855,342
Starwood Hotels & Resorts Worldwide, Inc.              577,750      38,015,950
                                                                 -------------
                                                                   115,818,126

Retail - General Merchandise-4.9%
eBay, Inc.(a)                                          405,000      12,984,300
Kohl's Corp.(a)                                        701,200      48,375,788
Target Corp.                                           759,050      46,704,347
                                                                 -------------
                                                                   108,064,435
                                                                 -------------
                                                                   349,929,676


82 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Health Care-15.0%
Biotechnology-5.2%
Genentech, Inc.(a)                                     504,900   $  42,598,413
Gilead Sciences, Inc.(a)                               992,000      70,987,520
                                                                 -------------
                                                                   113,585,933

Medical Products-4.5%
Abbott Laboratories                                    507,200      27,703,264
Alcon, Inc.                                            542,000      67,544,040
Medtronic, Inc.                                         86,800       4,371,248
                                                                 -------------
                                                                    99,618,552

Medical Services-5.3%
WellPoint, Inc.(a)                                   1,460,600     115,957,034
                                                                 -------------
                                                                   329,161,519

Aerospace & Defense-5.6%
Aerospace-5.6%
Boeing Co.                                           1,016,800      88,736,136
Rockwell Collins, Inc.                                 287,550      18,828,774
Spirit Aerosystems Holdings, Inc.-Class A(a)           532,200      15,705,222
                                                                 -------------
                                                                   123,270,132

Consumer Staples-5.3%
Food-1.3%
WM Wrigley Jr Co.                                      592,000      29,481,600

Household Products-4.0%
Procter & Gamble Co.                                 1,372,300      87,127,327
                                                                 -------------
                                                                   116,608,927

Energy-4.2%
Oil Service-4.2%
GlobalSantaFe Corp.                                    107,900       6,218,277
Halliburton Co.                                      1,872,500      57,822,800
Schlumberger, Ltd.                                     428,500      26,909,800
                                                                 -------------
                                                                    90,950,877

Capital Goods-2.5%
Engineering & Construction-1.0%
Fluor Corp.                                            255,600      21,590,532

Miscellaneous-1.5%
General Electric Co.                                   937,900      32,751,468
                                                                 -------------
                                                                    54,342,000

Basic Industry-1.8%
Chemicals-1.8%
Monsanto Co.                                           752,400      39,643,956

Consumer Manufacturing-0.3%
Auto & Related-0.3%
Toyota Motor Corp. (ADR)                                50,040       6,680,340

Total Common Stocks
  (cost $1,980,157,333)                                          2,179,384,562


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 83


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-2.2%
Investment Companies-2.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $48,020,987)                                48,020,987   $  48,020,987

Total Investments-101.4%
  (cost $2,028,178,320)                                          2,227,405,549
Other assets less liabilities-(1.4)%                               (31,115,944)

Net Assets-100.0%                                               $2,196,289,605


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt


84 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.5%
Real Estate Investment Trusts-96.8%
Apartments-8.8%
Apartment Investment & Management Co.-
  Class A                                              154,800      $9,111,528
Archstone-Smith Trust                                  169,400       9,555,854
AvalonBay Communities, Inc.                             85,200      11,720,112
Boardwalk Real Estate Investment Trust                 190,400       8,123,256
Camden Property Trust                                   35,400       2,548,092
Canadian Apartment Properties REI                      100,000       1,812,586
Deutsche Wohnen AG                                      60,000       3,656,112
Equity Residential                                     313,200      15,907,428
Essex Property Trust, Inc.                              27,000       3,750,030
Mid-America Apartment Communities, Inc.                164,500       9,085,335
Mirvac Group                                         1,699,816       7,594,200
Stockland                                              444,084       3,031,833
United Dominion Realty Trust, Inc.                     243,350       7,945,377
                                                                 -------------
                                                                    93,841,743

Diversified & Others-34.3%
Alexandria Real Estate Equities, Inc.                  108,700      11,434,153
British Land Co. PLC                                   712,226      20,869,958
Canadian Real Estate Investment Trust                  241,800       6,818,198
Cominar Real Estate Investment Trust                   164,900       3,592,384
Digital Realty Trust, Inc.                             333,400      13,215,976
Fonciere Des Regions                                    92,300      16,936,106
Forest City Enterprises, Inc.-Class A                  208,013      12,851,043
General Property Group                               3,347,500      13,315,045
H&R Real Estate Investment                             137,100       3,018,404
Hang Lung Properties, Ltd.                           5,210,000      13,690,750
Keppel Land Ltd                                      2,550,000      13,942,083
Kerry Properties Ltd.                                4,664,832      23,139,367
Land Securities Group PLC                              582,309      23,442,583
Mitsui Fudosan Co. Ltd.                              1,309,000      36,213,356
Multiplex Group                                      1,939,400       6,758,868
New World Development Co., Ltd.                     10,911,443      24,008,649
Sino Land Co.                                        5,648,601      13,007,820
Sumitomo Realty & Development                          750,000      29,930,115
Sun Hung Kai Properties Ltd.                         1,446,600      17,162,535
Unibail                                                150,918      43,561,334
Vornado Realty Trust                                   157,500      20,034,000
                                                                 -------------
                                                                   366,942,727

Health Care-3.4%
Health Care Property Investors, Inc.                   382,500      14,064,525
Nationwide Health Properties, Inc.                     140,000       4,631,200
Ventas, Inc.                                           389,500      17,850,785
                                                                 -------------
                                                                    36,546,510


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 85


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.0%
Brixton PLC                                            293,500      $2,804,443
DB RREEF Trust                                      11,188,095      15,407,635
Macquarie Goodman Group                              1,483,445       8,389,212
Slough Estates PLC                                     339,050       4,926,694
                                                                 -------------
                                                                    31,527,984

Lodging-3.5%
Equity Inns, Inc.                                      191,000       2,960,500
FelCor Lodging Trust, Inc.                             325,300       7,670,574
Highland Hospitality Corp.                             170,500       2,797,905
Host Hotels & Resorts, Inc.                            528,857      13,898,362
LaSalle Hotel Properties                                83,177       3,695,554
Strategic Hotels & Resorts, Inc.                       324,800       6,830,544
                                                                 -------------
                                                                    37,853,439

Office-15.1%
Allied Properties Real Estate Investment Trust         147,300       3,022,572
Beni Stabili SpA                                     4,650,000       7,692,169
Boston Properties, Inc.                                158,000      18,975,800
Brookfield Properties Corp.                            307,800      13,697,100
Corporate Office Properties Trust SBI MD                89,025       4,542,055
Derwent Valley Holdings PLC                            267,945      10,961,470
Dundee Real Estate Investment Trust                    151,300       5,262,384
Eurocastle Investment Ltd.                             275,000      15,375,673
Great Portland Estates PLC                             610,000       8,979,352
ING Office Fund                                      8,019,300       9,912,692
IVG Immobilien AG                                      282,000      12,578,906
Japan Real Estate Investment-Class A                     1,060      13,068,952
Maguire Properties, Inc.                               219,500       8,573,670
Nippon Building Fund, Inc.-Class A                         961      14,038,680
SL Green Realty Corp.                                  102,800      14,994,408
                                                                 -------------
                                                                   161,675,883

Other-5.0%
Mitsubishi Estate Co. Ltd.                             610,000      19,048,363
Nomura Real Estate Office Fund, Inc.-Class A             1,830      21,805,625
Norwegian Property ASA(a)                              585,000       6,677,973
NTT Urban Development Corp.                              2,600       5,906,700
                                                                 -------------
                                                                    53,438,661

Regional Malls-5.7%
General Growth Properties, Inc.                        259,200      16,441,056
Simon Property Group, Inc.                             295,600      33,325,944
Taubman Centers, Inc.                                  194,400      11,560,968
                                                                 -------------
                                                                    61,327,968

Retail-8.2%
CapitaMall Trust                                     6,238,800      14,127,975
Centro Properties Group                                439,127       3,134,652
Hammerson PLC                                          326,000       9,792,245
Klepierre                                               68,700      13,522,908
Primaris Retail Real Estate Investment Trust           177,020       3,313,066


86 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
RioCan Real Estate Investment Trust(a)(b)              132,100      $3,005,456
RioCan Real Estate Investment Trust                    489,700      11,141,345
Rodamco Europe NV                                       41,550       5,715,628
Westfield Group                                      1,370,964      23,550,794
                                                                 -------------
                                                                    87,304,069

Self Storage-2.1%
Public Storage, Inc.                                   218,500      22,127,495

Shopping Centers-4.9%
Citycon Oyj                                          1,810,000      13,572,440
Developers Diversified Realty Corp.                    192,800      12,639,968
Federal Realty Investment Trust                         47,000       4,253,030
Kimco Realty Corp.                                     322,200      16,193,772
Tanger Factory Outlet Centers                          151,100       6,071,198
                                                                 -------------
                                                                    52,730,408

Warehouse & Industrial-2.8%
First Industrial Realty Trust, Inc.                     46,000       2,136,700
ProLogis Trust                                         423,300      27,992,829
                                                                 -------------
                                                                    30,129,529
                                                                 -------------
                                                                 1,035,446,416

Consumer Services-0.7%
Restaurants & Lodging-0.7%
Starwood Hotels & Resorts Worldwide, Inc.              116,100       7,639,380

Total Common Stocks
  (cost $772,699,097)                                            1,043,085,796

SHORT-TERM INVESTMENTS-1.3%
Investment Companies-1.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $14,659,820)                                14,659,820      14,659,820

Total Investments-98.8%
  (cost $787,359,917)                                            1,057,745,616
Other assets less liabilities-1.2%                                  12,305,986

Net Assets-100.0%                                               $1,070,051,602


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the market value of this security amounted to $3,005,456 or 0.3% of net assets.

(c)  Investment in affiliated money market mutual fund.


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 87


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.5%
Financial-34.9%
Banking-20.1%
Bank Hapoalim BM                                     1,664,800   $   7,704,268
Bank Leumi Le-Israel                                   736,900       2,645,233
Barclays PLC                                         1,831,300      26,555,346
BNP Paribas SA                                         263,100      27,435,252
Credit Agricole SA                                     500,071      19,921,229
Credit Suisse Group                                    394,500      27,258,514
Fortis (Euronext Amsterdam)                              5,900         253,504
Fortis (Euronext Brussels)                             401,200      17,237,998
HBOS PLC                                               958,560      20,288,237
Kookmin Bank                                           164,700      14,792,837
Royal Bank of Scotland Group PLC                       698,900      27,478,937
Societe Generale                                       131,381      22,094,577
Sumitomo Mitsui Financial Group, Inc.                    2,809      27,327,490
                                                                 -------------
                                                                   240,993,422

Financial Services-2.7%
ORIX Corp.                                             119,670      32,966,335

Insurance-12.1%
Allianz SE                                             151,100      32,509,743
Aviva PLC                                            1,273,223      20,387,188
Fondiaria-Sai SpA (ordinary shares)                    207,700       9,465,936
Fondiaria-Sai SpA (saving shares)                       19,000         666,689
Friends Provident PLC                                2,652,020      10,689,986
ING Groep NV                                           922,011      39,332,837
Muenchener Rueckversicherungs AG                       204,900      32,650,391
                                                                 -------------
                                                                   145,702,770
                                                                 -------------
                                                                   419,662,527

Industrial Commodities-13.1%
Chemicals-3.2%
BASF AG                                                265,700      27,024,596
Mitsui Chemicals, Inc.                               1,280,000      11,127,545
                                                                 -------------
                                                                    38,152,141

Forest & Paper-0.9%
Svenska Cellulosa AB-Class B                           214,400      11,085,281

Metal-Nonferrous-1.9%
Xstrata PLC                                            475,240      22,248,177

Metal-Steel-7.1%
JFE Holdings, Inc.                                     660,500      40,855,297
Mittal Steel Co. NV (Euronext Amsterdam)               165,500       8,390,493
Mittal Steel Co. NV (Euronext Paris)                   294,332      14,870,158
POSCO                                                   58,000      21,768,491
                                                                 -------------
                                                                    85,884,439
                                                                 -------------
                                                                   157,370,038


88 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-11.4%
Aerospace & Defense-2.9%
BAE Systems PLC                                      1,488,100   $  12,673,972
European Aeronautic Defence & Space Co., NV            638,320      21,816,611
                                                                 -------------
                                                                    34,490,583

Automobiles-7.6%
Compagnie Generale des Etablissements
Michelin-Class B                                       190,900      19,830,790
Continental AG                                          48,300       6,024,001
Hyundai Mobis                                          133,410      11,129,835
Renault SA                                             277,300      32,925,355
Toyota Motor Corp.                                     319,600      21,466,262
                                                                 -------------
                                                                    91,376,243

Machinery & Engineering-0.9%
Sumitomo Heavy Industries Ltd.                       1,093,000      11,260,480
                                                                 -------------
                                                                   137,127,306

Energy-10.3%
Energy Sources-10.3%
BP PLC                                                 806,100       8,263,785
China Petroleum & Chemical Corp.-Class H            17,332,500      13,822,359
ENI SpA                                                976,800      29,916,817
MOL Hungarian Oil and Gas NyRt                          69,800       7,481,844
PetroChina Co., Ltd.-Class H                         4,412,000       5,161,613
Petroleo Brasileiro SA (NY) (ADR)                      257,300      20,990,534
Repsol YPF SA                                          343,200      10,862,608
Total SA                                               398,400      26,833,292
                                                                 -------------
                                                                   123,332,852

Technology/Electronics-6.2%
Electrical & Electronics-0.8%
Compal Electronics, Inc. (GDR)(a)                    2,168,609       9,325,019

Electronic Components & Instruments-5.4%
AU Optronics Corp.                                   8,117,400      11,422,400
Samsung Electronics Co. Ltd.                            12,150       7,338,298
Sharp Corp.                                          1,053,000      19,620,015
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR)                                              1,072,023      11,899,455
United Microelectronics Corp.                       25,201,227      14,970,135
                                                                 -------------
                                                                    65,250,303
                                                                 -------------
                                                                    74,575,322

Telecommunications-4.1%
China Netcom Group Corp Ltd.                         5,620,000      13,268,789
Nippon Telegraph & Telephone Corp.                       2,031      10,759,021
Vodafone Group PLC                                   9,082,937      25,162,929
                                                                 -------------
                                                                    49,190,739

Consumer Staples-4.0%
Beverages & Tobacco-1.9%
Japan Tobacco, Inc.                                      5,069      23,182,072


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 89


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-2.1%
J Sainsbury PLC                                      2,501,900     $25,041,875
                                                                 -------------
                                                                    48,223,947

Transportation-3.8%
Transportation - Airlines-2.3%
Air France-KLM                                         298,000      12,916,546
Deutsche Lufthansa AG                                  547,700      14,833,224
                                                                 -------------
                                                                    27,749,770

Transportation - Shipping-1.5%
Mitsui OSK Lines Ltd.                                1,541,000      17,475,243
                                                                 -------------
                                                                    45,225,013

Medical-3.5%
Health & Personal Care-3.5%
AstraZeneca PLC                                        258,000      14,467,872
GlaxoSmithKline PLC                                    246,300       6,910,726
Sanofi-Aventis                                         249,319      21,170,222
                                                                 -------------
                                                                    42,548,820

Utilities-3.4%
Utility (Electric & Gas)-3.4%
E.ON AG                                                184,200      24,146,390
RWE AG                                                 163,120      16,633,743
                                                                 -------------
                                                                    40,780,133

Construction & Housing-2.8%
Building Materials-0.8%
Buzzi Unicem SpA                                       194,400       5,687,049
Italcementi SpA                                        119,400       3,578,723
                                                                 -------------
                                                                     9,265,772

Construction & Housing-1.9%
George Wimpey PLC                                      515,700       5,734,631
Leopalace21 Corp.                                      140,000       4,429,420
Persimmon PLC                                          158,400       4,329,517
Taylor Woodrow PLC                                   1,035,400       8,244,576
                                                                 -------------
                                                                    22,738,144

Real Estate-0.1%
Sino Land Co.                                          493,800       1,137,142
                                                                 -------------
                                                                    33,141,058

Total Common Stocks
  (cost $897,504,629)                                            1,171,177,755

SHORT-TERM INVESTMENTS-1.2%
Investment Companies-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $13,929,321)                                13,929,321      13,929,321


90 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-98.7%
  (cost $911,433,950)                                           $1,185,107,076
Other assets less liabilities-1.3%                                  15,683,120

Net Assets-100.0%                                               $1,200,790,196


FINANCIAL FUTURES CONTRACTS

                                                            Value at      Unrealized
                    Number of    Expiration     Original   February 28,  Appreciation/
  Type              Contracts      Month         Value        2007      (Depreciation)
--------------------------------------------------------------------------------------
Purchased Contracts
  EURO               March
    STOXX 50          282          2007       $15,490,447  $15,278,181     $212,266


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $9,325,019 or 0.8% of net assets.

(b)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 91


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.8%
Finance-32.5%
Banking-3.2%
UBS AG (Swiss Virt-X)                                  595,015   $  35,135,089

Banking - Money Center-12.9%
Anglo Irish Bank Corp. PLC (Dublin)                  1,010,764      21,530,233
Anglo Irish Bank Corp. PLC (London Exchange)           400,275       8,481,862
Banco Bilbao Vizcaya Argentaria SA                   1,019,803      24,818,101
BNP Paribas SA                                         148,403      15,475,004
Credit Suisse Group                                    707,681      48,898,182
Mitsubishi UFJ Financial Group, Inc.                       909      11,146,586
Standard Chartered PLC                                 431,358      12,047,229
                                                                 -------------
                                                                   142,397,197

Banking - Regional-4.6%
China Construction Bank Corp.-Class H                8,715,000       4,870,138
Macquarie Bank Ltd.                                    320,925      20,011,841
UniCredito Italiano SpA                              2,731,076      25,222,655
                                                                 -------------
                                                                    50,104,634

Brokerage & Money Management-5.5%
Man Group PLC                                        2,560,978      27,533,343
Nomura Holdings, Inc.                                1,546,300      33,486,821
                                                                 -------------
                                                                    61,020,164

Insurance-3.4%
QBE Insurance Group, Ltd.                              883,336      22,378,915
Swiss Reinsurance                                      182,061      15,486,734
                                                                 -------------
                                                                    37,865,649

Miscellaneous-2.9%
3i Group PLC                                           763,083      16,675,625
ORIX Corp.                                              56,840      15,658,114
                                                                 -------------
                                                                    32,333,739
                                                                 -------------
                                                                   358,856,472

Consumer Manufacturing-10.8%
Auto & Related-5.7%
Denso Corp.                                            442,000      17,220,100
Fiat SpA(a)                                            501,163      11,866,422
Honda Motor Co. Ltd.                                   151,700       5,637,935
Toyota Motor Corp.                                     413,800      27,793,302
                                                                 -------------
                                                                    62,517,759

Building & Related-5.1%
CRH PLC                                                371,360      15,451,533
Daiwa House Industry Co. Ltd.                          751,000      13,470,384
Vinci, SA                                              200,471      27,708,464
                                                                 -------------
                                                                    56,630,381
                                                                 -------------
                                                                   119,148,140


92 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Health Care-9.8%
Drugs-6.5%
Daiichi Sankyo Co. Ltd.                                422,300     $13,632,894
Merck KGaA                                              95,457      11,879,860
Novartis AG                                            186,374      10,344,057
Roche Holding AG                                       205,682      36,600,921
                                                                 -------------
                                                                    72,457,732

Medical Products-3.3%
Alcon, Inc.                                             80,700      10,056,834
Essilor International, SA                              124,883      14,235,457
Nobel Biocare Holding AG                                35,711      11,828,484
                                                                 -------------
                                                                    36,120,775
                                                                 -------------
                                                                   108,578,507

Basic Industry-8.2%
Chemicals-1.7%
Bayer AG                                               335,790      19,330,803

Mining & Metals-6.5%
China Shenhua Energy Co. Ltd.-Class H                4,703,500      11,894,839
Cia Vale do Rio Doce (ADR)                             500,100      17,063,412
MMC Norilsk Nickel (ADR)                                39,667       7,040,893
Rio Tinto PLC                                          151,514       8,162,052
Xstrata PLC                                            590,749      27,655,686
                                                                 -------------
                                                                    71,816,882
                                                                 -------------
                                                                    91,147,685

Consumer Services-8.2%
Airlines-0.5%
easyJet PLC(a)                                         415,377       5,369,713

Apparel-0.8%
Inditex SA                                             152,260       8,848,638

Broadcasting & Cable-0.8%
Grupo Televisa, SA (ADR)                               329,500       8,992,055

Cellular Communications-2.2%
America Movil SAB de CV Series L (ADR)                 428,700      18,777,060
China Mobile Ltd.                                      642,000       5,959,923
                                                                 -------------
                                                                    24,736,983

Entertainment & Leisure-0.2%
Aristocrat Leisure Ltd.                                172,067       2,286,737

Miscellaneous-1.9%
Capita Group PLC                                       873,429      11,067,093
Li & Fung Ltd.                                       3,208,000      10,199,085
                                                                 -------------
                                                                    21,266,178

Restaurants & Lodging-0.5%
Accor, SA                                               61,791       5,447,311


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 93


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-1.3%
Esprit Holdings Ltd.                                 1,327,500     $13,833,590
                                                                 -------------
                                                                    90,781,205

Capital Goods-7.3%
Electrical Equipment-1.1%
Atlas Copco AB-Class A                                 370,434      11,608,902

Engineering & Construction-2.1%
ABB Ltd.                                             1,394,510      23,255,427

Miscellaneous-4.1%
NGK Insulators Ltd.                                  1,114,000      21,117,687
Nitto Denko Corp.                                      472,900      24,329,007
                                                                 -------------
                                                                    45,446,694
                                                                 -------------
                                                                    80,311,023

Technology-6.6%
Communication Equipment-0.8%
Nokia OYJ                                              416,720       9,095,672

Computer Services-1.9%
CapGemini, SA                                          306,569      21,408,832

Miscellaneous-3.0%
Canon, Inc.                                            601,300      32,568,828

Software-0.9%
Infosys Technologies, Ltd.                             216,330      10,117,287
                                                                 -------------
                                                                    73,190,619

Consumer Staples-6.2%
Beverages-0.5%
Cia de Bebidas das Americas (ADR)                      117,000       5,659,290

Food-3.7%
Groupe Danone                                           64,263      10,162,928
Nestle, SA                                              83,181      30,944,654
                                                                 -------------
                                                                    41,107,582

Household Products-1.2%
Reckitt Benckiser PLC                                  250,714      12,587,866

Retail - Food & Drug-0.8%
Tesco PLC                                            1,084,554       9,181,379
                                                                 -------------
                                                                    68,536,117

Multi-Industry Companies-2.7%
Multi-Industry Companies-2.7%
Mitsui & Co. Ltd.                                    1,649,000      29,637,628


94 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Energy-2.5%
International-2.5%
ENI SpA                                                334,690     $10,250,675
LUKOIL (ADR)                                            80,484       6,382,381
Royal Dutch Shell PLC-Class A                          352,001      11,389,174
                                                                 -------------
                                                                    28,022,230

Utilities-2.0%
Electric & Gas Utility-1.0%
International Power PLC                              1,516,720      10,840,274

Telephone Utility-1.0%
Telefonica SA                                          500,127      10,757,242
                                                                 -------------
                                                                    21,597,516

Total Common Stocks
  (cost $923,597,742)                                            1,069,807,142

WARRANTS-0.4%
Technology-0.4%
Computer Peripherals-0.4%
Foxconn Technology Co. Ltd., JPMorgan
  International, expiring 8/22/08(a)(b)
  (cost $2,039,827)                                    400,255       4,458,841

SHORT-TERM INVESTMENTS-1.5%
Investment Companies-1.5%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $16,291,666)                                16,291,666      16,291,666

Total Investments-98.7%
  (cost $941,929,235)                                            1,090,557,649
Other assets less liabilities-1.3%                                  14,406,000

Net Assets-100.0%                                               $1,104,963,649


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $4,458,841 or 0.4% of net assets.

(c)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 95


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.3%
Financial-22.3%
Major Regional Banks-4.9%
Central Pacific Financial Corp.                        169,900      $6,403,531
The South Financial Group, Inc.                         31,075         832,188
Susquehanna Bancshares, Inc.                           259,910       6,305,417
Trustmark Corp.                                        173,161       4,952,405
UnionBanCal Corp.                                       64,800       3,963,816
Whitney Holding Corp.                                  162,000       5,138,640
                                                                 -------------
                                                                    27,595,997

Miscellaneous Financial-0.9%
A.G. Edwards, Inc.                                      78,600       5,046,906
Multi-Line Insurance-3.5%
Fidelity National Financial, Inc.-Class A              275,000       6,600,000
Radian Group, Inc.                                     110,600       6,353,970
StanCorp Financial Group, Inc.                         141,700       6,829,940
                                                                 -------------
                                                                    19,783,910

Property - Casualty Insurance-6.0%
Arch Capital Group Ltd.(a)                             141,300       9,112,437
Aspen Insurance Holdings, Ltd.                         243,800       6,460,700
Old Republic International Corp.                       343,375       7,664,130
PartnerRe, Ltd.                                         14,800       1,028,304
Platinum Underwriters Holdings, Ltd.                   252,000       8,051,400
RenaissanceRe Holdings, Ltd.                            35,000       1,794,800
                                                                 -------------
                                                                    34,111,771

Real Estate Investment Trust-3.6%
Digital Realty Trust, Inc.                             138,025       5,471,311
FelCor Lodging Trust, Inc.                             243,800       5,748,804
Highland Hospitality Corp.                             177,000       2,904,570
Mid-America Apartment Communities, Inc.                 74,000       4,087,020
Strategic Hotels & Resorts, Inc.                       101,000       2,124,030
                                                                 -------------
                                                                    20,335,735

Savings & Loan-3.4%
Astoria Financial Corp.                                204,900       5,792,523
Provident Financial Services, Inc.                     322,000       5,654,320
Sovereign Bancorp, Inc.                                 55,400       1,399,958
Webster Financial Corp.                                127,000       6,272,530
                                                                 -------------
                                                                    19,119,331
                                                                 -------------
                                                                   125,993,650

Capital Equipment-12.0%
Aerospace & Defense-1.1%
Goodrich Corp.                                         125,941       6,177,406

Auto Trucks - Parts-1.4%
ArvinMeritor, Inc.                                     444,000       8,107,440


96 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-3.3%
Acuity Brands, Inc.                                    166,500   $   9,224,100
Checkpoint Systems, Inc.(a)                            171,100       3,346,716
Cooper Industries, Ltd.-Class A                         63,600       5,834,664
                                                                 -------------
                                                                    18,405,480

Machinery-3.3%
Kennametal, Inc.                                       133,500       8,170,200
Regal-Beloit Corp.                                      97,700       4,419,948
Terex Corp.(a)                                          89,300       5,879,512
                                                                 -------------
                                                                    18,469,660

Miscellaneous Capital Goods-2.9%
Hanover Compressor Co.(a)                              325,975       7,155,151
SPX Corp.                                              133,850       9,356,115
                                                                 -------------
                                                                    16,511,266
                                                                 -------------
                                                                    67,671,252

Industrial Resources-11.7%
Aluminum-0.3%
Mueller Industries, Inc.                                63,000       1,877,400

Chemicals-6.5%
Ashland, Inc.                                          108,000       7,082,640
Celanese Corp. Series A                                266,800       7,625,144
Cytec Industries, Inc.                                 123,800       7,281,916
Lubrizol Corp.                                         141,000       7,332,000
Rockwood Holdings, Inc.(a)                             263,300       7,174,925
                                                                 -------------
                                                                    36,496,625

Containers - Metal/Glass/Paper-1.2%
Owens-Illinois, Inc.(a)                                294,200       6,990,192

Miscellaneous Metals-2.1%
Commercial Metals Co.                                   96,000       2,643,840
Reliance Steel & Aluminum Co.                           84,600       3,862,836
Silgan Holdings, Inc.                                  112,000       5,511,520
                                                                 -------------
                                                                    12,018,196

Steel-1.6%
Chaparral Steel Co.                                     62,000       3,089,460
Steel Dynamics, Inc.                                   155,400       5,864,796
                                                                 -------------
                                                                     8,954,256
                                                                 -------------
                                                                    66,336,669

Services-10.2%
Air Transport-1.9%
Alaska Air Group, Inc.(a)                              145,000       5,945,000
Continental Airlines, Inc.-Class B(a)                  122,700       4,858,920
                                                                 -------------
                                                                    10,803,920

Business & Public Services-1.8%
IKON Office Solutions, Inc.                            524,000       7,325,520
United Stationers, Inc.(a)                              51,700       2,843,500
                                                                 -------------
                                                                    10,169,020


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 97


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Industrial
  Transportation-1.5%
GATX Corp.                                             178,000      $8,216,480

Truckers-5.0%
Arkansas Best Corp.                                    107,500       4,243,025
Con-way, Inc.                                          119,000       5,842,900
Laidlaw International, Inc.                            174,400       5,960,992
Ryder System, Inc.                                     128,000       6,584,320
Werner Enterprises, Inc.                               286,500       5,523,720
                                                                 -------------
                                                                    28,154,957
                                                                 -------------
                                                                    57,344,377

Consumer Staples-9.4%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co.-Class B                        92,000   $   7,768,480

Foods-2.2%
Corn Products International, Inc.                      170,900       5,463,673
Performance Food Group Co.(a)                          233,700       6,887,139
                                                                 -------------
                                                                    12,350,812

Restaurants-2.1%
Jack in the Box, Inc.(a)                                97,100       6,635,814
Papa John's International, Inc.(a)                     174,364       5,148,969
                                                                 -------------
                                                                    11,784,783

Retail Stores - Drugs-0.8%
Longs Drug Stores Corp.                                100,725       4,639,393

Retail Stores - Food-1.2%
Ruddick Corp.                                           54,000       1,529,820
SUPERVALU, Inc.                                        148,200       5,477,472
                                                                 -------------
                                                                     7,007,292

Tobacco-1.7%
Universal Corp.                                        181,350       9,551,705
                                                                 -------------
                                                                    53,102,465

Technology-8.6%
Communication - Equipment
  Manufacturers-2.5%
Andrew Corp.(a)                                        456,000       4,842,720
CommScope, Inc.(a)                                     248,000       9,540,560
                                                                 -------------
                                                                    14,383,280

Computer Services/Software-0.8%
CSG Systems International, Inc.(a)                     176,100       4,342,626

Computer/Instrumentation-0.8%
Celestica, Inc.(a)                                     333,800       2,096,264
Sanmina-SCI Corp.(a)                                   504,600       1,872,066
Solectron Corp.(a)                                     150,700         485,254
                                                                 -------------
                                                                     4,453,584


98 o AllianceBernstein Small-Mid Cap Value Portfolio


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Industrial Technology-1.2%
Arrow Electronics, Inc.(a)                             128,000   $   4,904,960
Tech Data Corp.(a)                                      47,600       1,774,528
                                                                 -------------
                                                                     6,679,488

Semiconductors-3.3%
AVX Corp.                                               76,200       1,164,336
Siliconware Precision Industries Co. (ADR)             313,100       2,842,948
Teradyne, Inc.(a)                                      183,000       2,949,960
Vishay Intertechnology, Inc.(a)                        450,000       6,412,500
Zoran Corp.(a)                                         336,000       5,533,920
                                                                 -------------
                                                                    18,903,664
                                                                 -------------
                                                                    48,762,642

Consumer Cyclicals-7.3%
Autos & Auto Parts OEMS-1.5%
Autoliv, Inc.                                           16,600         947,030
TRW Automotive Holdings Corp.(a)                       239,000       7,279,940
                                                                 -------------
                                                                     8,226,970

Home Furnishings-0.7%
Furniture Brands International, Inc.                   246,100       3,947,444

Household - Appliances/Durables-1.2%
Briggs & Stratton Corp.                                231,800       6,777,832

Retailers-2.6%
AutoNation, Inc.(a)                                    119,138       2,616,271
Charming Shoppes, Inc.(a)                              160,900       2,006,423
Office Depot, Inc.(a)                                   84,400       2,815,584
Saks, Inc.                                             379,400       7,330,008
                                                                 -------------
                                                                    14,768,286

Textiles/Shoes - Apparel Manufacturing-1.3%
Liz Claiborne, Inc.                                     89,000       4,005,000
VF Corp.                                                43,800       3,495,678
                                                                 -------------
                                                                     7,500,678
                                                                 -------------
                                                                    41,221,210

Utilities-6.4%
Electric Companies-6.4%
Allegheny Energy, Inc.(a)                              119,000       5,621,560
Constellation Energy Group, Inc.                        55,300       4,350,451
Northeast Utilities                                    267,000       7,759,020
Puget Energy, Inc.                                     196,000       4,835,320
Reliant Energy, Inc.(a)                                430,300       7,276,373
Wisconsin Energy Corp.                                 135,500       6,497,225
                                                                 -------------
                                                                    36,339,949

Consumer Growth-5.2%
Drugs-0.7%
Endo Pharmaceuticals Holdings, Inc.(a)                  69,584       2,171,717
King Pharmaceuticals, Inc.(a)                           93,350       1,740,977
                                                                 -------------
                                                                     3,912,694


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 99


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Entertainment-0.5%
Vail Resorts, Inc.(a)                                   55,300   $   2,873,388

Hospital Management-1.8%
Genesis HealthCare Corp.(a)                             91,000       5,737,550
Universal Health Services, Inc.-Class B                 74,405       4,305,073
                                                                 -------------
                                                                    10,042,623

Other Medical-1.3%
PerkinElmer, Inc.                                      300,000       7,110,000

Publishing-0.9%
Quebecor World, Inc.                                   215,600       2,843,764
Reader's Digest Association, Inc.                      150,500       2,553,985
                                                                 -------------
                                                                     5,397,749
                                                                 -------------
                                                                    29,336,454

Energy-1.2%
Offshore Drilling-0.3%
Rowan Cos., Inc.                                        63,600       1,948,068

Oil Well Equipment & Services-0.2%
Todco-Class A(a)                                        26,700         909,936

Oils - Integrated Domestic-0.7%
Hess Corp.                                              77,700       4,121,985
                                                                 -------------
                                                                     6,979,989

Total Common Stocks
  (cost $471,427,125)                                              533,088,657

SHORT-TERM INVESTMENTS-6.3%
Investment Companies-6.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $35,828,662)                                35,828,662      35,828,662

Total Investments-100.6%
  (cost $507,255,787)                                              568,917,319
Other assets less liabilities-(0.6)%                                (3,355,068)

Net Assets-100.0%                                                 $565,562,251


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt


100 o AllianceBernstein Small-Mid Cap Value Portfolio


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.4%
Consumer Services-24.5%
Advertising-1.2%
aQuantive, Inc.(a)                                     274,000   $   6,943,160

Apparel-1.3%
Under Armour, Inc.-Class A(a)                          155,600       7,149,820

Entertainment & Leisure-5.3%
Activision, Inc.(a)                                    275,654       4,608,935
GameStop Corp.-Class A(a)                              114,600       6,007,332
Gaylord Entertainment Co.(a)                           204,200      11,020,674
National CineMedia, Inc.(a)                            284,400       7,456,968
                                                                 -------------
                                                                    29,093,909

Miscellaneous-8.5%
CB Richard Ellis Group, Inc.-Class A(a)                286,500       9,546,180
Corporate Executive Board Co.                           56,100       4,365,141
Iron Mountain, Inc.(a)                                 358,100       9,973,085
MSC Industrial Direct Co.-Class A                      146,300       6,311,382
Robert Half International, Inc.                        147,800       5,774,546
Strayer Education, Inc.                                 93,500      11,022,715
                                                                 -------------
                                                                    46,993,049

Printing & Publishing-2.2%
VistaPrint, Ltd.(a)                                    326,600      12,156,052

Restaurants & Lodging-2.8%
Chipotle Mexican Grill, Inc.-Class A(a)                 60,400       3,623,396
Orient-Express Hotels, Ltd.-Class A                    231,400      11,947,182
                                                                 -------------
                                                                    15,570,578

Retail - General Merchandise-3.2%
Coldwater Creek, Inc.(a)                               368,400       6,778,560
Dick's Sporting Goods, Inc.(a)                         211,200      11,054,208
                                                                 -------------
                                                                    17,832,768
                                                                 -------------
                                                                   135,739,336

Technology-24.1%
Communication Equipment-1.0%
Ciena Corp.(a)                                         174,185       5,481,602

Communication Services-4.2%
NeuStar, Inc.-Class A(a)                               199,900       6,396,800
SBA Communications Corp.-Class A(a)                    249,500       6,729,015
Time Warner Telecom, Inc.-Class A(a)                   453,700       9,985,937
                                                                 -------------
                                                                    23,111,752


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 101


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-5.4%
Alliance Data Systems Corp.(a)                         187,200   $  11,185,200
Cognizant Technology Solutions Corp.-
  Class A(a)                                            48,500       4,374,700
Global Cash Access Holdings, Inc.(a)                   357,300       5,495,274
Syntel, Inc.                                           253,600       9,099,168
                                                                 -------------
                                                                    30,154,342

Internet Infrastructure-1.9%
Digital River, Inc.(a)                                 189,700      10,507,483

Miscellaneous-2.0%
Amphenol Corp.-Class A                                 168,740      10,890,480

Semiconductor Capital Equipment-0.1%
Lam Research Corp.(a)                                    7,100         317,086

Semiconductor Components-5.7%
Hittite Microwave Corp.(a)                             200,200       8,396,388
Integrated Device Technology, Inc.(a)                  345,100       5,597,522
International Rectifier Corp.(a)                       110,900       4,759,828
Intersil Corp.-Class A                                  54,000       1,428,300
ON Semiconductor Corp.(a)                            1,164,400      11,434,408
                                                                 -------------
                                                                    31,616,446

Software-3.8%
Parametric Technology Corp.(a)                         403,800       7,700,466
Quest Software, Inc.(a)                                428,500       6,993,120
TIBCO Software, Inc.(a)                                732,100       6,625,505
                                                                 -------------
                                                                    21,319,091
                                                                 -------------
                                                                   133,398,282

Health Care-18.0%
Biotechnology-4.4%
Amylin Pharmaceuticals, Inc.(a)                         50,000       1,945,500
Biomarin Pharmaceutical, Inc.(a)                       316,200       5,384,886
Icon PLC (ADR)(a)                                      237,600       9,872,280
Nektar Therapeutics(a)                                 379,100       4,496,126
Vertex Pharmaceuticals, Inc.(a)                         86,700       2,660,823
                                                                 -------------
                                                                    24,359,615

Drugs-0.5%
Alexion Pharmaceuticals, Inc.(a)                        70,600       2,603,728

Medical Products-6.3%
ArthroCare Corp.(a)                                    163,500       5,943,225
Kyphon, Inc.(a)                                        261,200      11,782,732
Resmed, Inc.(a)                                        101,900       4,868,782
Sirona Dental Systems, Inc.                            144,000       5,359,680
Ventana Medical Systems, Inc.(a)                       168,900       6,798,225
                                                                 -------------
                                                                    34,752,644


102 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-5.9%
Psychiatric Solutions, Inc.(a)                         284,200   $  11,356,632
Stericycle, Inc.(a)                                    173,000      13,461,130
WellCare Health Plans, Inc.(a)                          97,747       8,026,006
                                                                 -------------
                                                                    32,843,768

Miscellaneous-0.9%
HealthExtras, Inc.(a)                                  187,100       4,958,150
                                                                 -------------
                                                                    99,517,905

Capital Goods-9.8%
Electrical Equipment-5.3%
Ametek, Inc.                                           292,500      10,003,500
Baldor Electric Co.                                    243,300       8,856,120
Lincoln Electric Holdings, Inc.                        167,900      10,476,960
                                                                 -------------
                                                                    29,336,580

Engineering & Construction-1.4%
Granite Construction, Inc.                             136,000       7,939,680

Machinery-1.3%
Watts Water Technologies, Inc.-Class A                 186,800       7,034,888

Miscellaneous-1.8%
IDEX Corp.                                             190,250       9,894,902
                                                                 -------------
                                                                    54,206,050

Energy-9.5%
Domestic Producers-1.7%
Newfield Exploration Co.(a)                            213,000       9,205,860

Miscellaneous-1.7%
Aventine Renewable Energy Holdings, Inc.(a)            127,500       2,037,450
Bill Barrett Corp.(a)                                  253,100       7,446,202
                                                                 -------------
                                                                     9,483,652

Oil Service-4.0%
Cameron International Corp.-Class W(a)                 176,000       9,977,440
Complete Production Services, Inc.(a)                  238,400       4,579,664
FMC Technologies, Inc.(a)                               27,100       1,782,638
Superior Energy Services, Inc.(a)                      195,000       5,976,750
                                                                 -------------
                                                                    22,316,492

Pipelines-2.1%
Grant Prideco, Inc.(a)                                 260,000      11,286,600
                                                                 -------------
                                                                    52,292,604

Finance-6.1%
Banking - Regional-1.4%
First Republic Bank                                    146,300       7,841,680


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 103


Company                                                 Shares    U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-4.2%
Affiliated Managers Group, Inc.(a)                      70,450   $   7,996,075
Greenhill & Co., Inc.                                   24,400       1,644,072
Lazard Ltd.-Class A                                    151,700       7,811,033
optionsXpress Holdings, Inc.                           252,800       5,867,488
                                                                 -------------
                                                                    23,318,668

Miscellaneous-0.5%
GFI Group, Inc.(a)                                      39,600       2,439,756
                                                                 -------------
                                                                    33,600,104

Basic Industry-3.4%
Mining & Metals-3.4%
Allegheny Technologies, Inc.                            77,380       7,927,581
Joy Global, Inc.                                       242,150      10,736,931
                                                                 -------------
                                                                    18,664,512

Transportation-2.5%
Air Freight-2.5%
CH Robinson Worldwide, Inc.                             97,500       4,968,600
UTI Worldwide, Inc.                                    301,000       9,072,140
                                                                 -------------
                                                                    14,040,740

Aerospace & Defense-1.5%
Aerospace-1.5%
Precision Castparts Corp.                               88,600       8,059,942

Total Common Stocks
  (cost $477,589,345)                                              549,519,475

SHORT-TERM INVESTMENTS-1.2%
Investment Companies-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $6,699,035)                                  6,699,035       6,699,035

Total Investments-100.6%
  (cost $484,288,380)                                              556,218,510
Other assets less liabilities-(0.6)%                                (3,493,761)

Net Assets-100.0%                                                 $552,724,749


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt


104 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRUS-22.3%
AGENCY ARMS-5.4%
Federal Home Loan Mortgage Corp.
  4.208%, 4/01/35(a)                                  $  8,076      $7,963,612
  4.233%, 10/01/35(a)                                    2,446       2,451,062
  5.944%, 11/01/36(a)                                   10,740      10,839,791
Federal National Mortgage Association
  4.103%, 11/01/34(a)                                    1,859       1,863,907
  4.41%, 8/01/34(a)                                      1,608       1,613,500
  4.803%, 7/01/35(a)                                     1,763       1,761,963
  5.487%, 5/01/36(a)                                     4,187       4,217,756
  5.80%, 3/01/36(a)                                      7,874       7,972,172
  5.867%, 11/01/36(a)                                   13,965      14,136,131
  5.931%, 6/01/36(a)                                     5,166       5,203,588
  6.897%, 1/01/36(a)                                     2,999       3,043,699
                                                                 -------------
                                                                    61,067,181

FIXED RATE 15-YEAR-6.8%
Federal Home Loan Mortgage Corp.
  5.00%, 4/01/21                                        20,549      20,276,577
Federal National Mortgage Association
  5.50%, TBA                                            54,740      54,859,771
  6.00%, 12/01/09-6/01/20                                1,301       1,320,690
                                                                 -------------
                                                                    76,457,038

FIXED RATE 30-YEAR-5.3%
Federal Home Loan Mortgage Corp.
  7.00%, 5/01/35-2/01/37                                30,185      31,014,981
Federal National Mortgage Association
  5.50%, 5/01/36                                        28,060      27,875,393
  7.00%, 2/01/31-12/01/34                                1,284       1,328,189
                                                                 -------------
                                                                    60,218,563

NON-AGENCY ARMS-4.8%
Adjustable Rate Mortgage Trust
Series 2005-4 Class 3A1
  4.996%, 8/25/35(a)                                     4,576       4,517,323
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.928%, 1/25/36(a)                                     1,354       1,365,042
  Series 2006-1 Class 22A1
  5.398%, 2/25/36(a)                                     4,056       4,051,621
  Series 2006-3 Class 22A1
  6.228%, 5/25/36(a)                                     2,920       2,940,947
  Series 2007-1 Class 21A1
  5.75%, 1/25/47(a)                                      8,150       8,193,766
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.109%, 5/25/35(a)                                     3,337       3,301,692


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 105


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Home Loans
  Series 2006-HYB4 Class 2A1
  5.82%, 6/20/36(a)                                   $  2,837   $   2,848,939
Indymac Inda Mortgage Loan Trust
  Series 2006-AR2 Class 1A1
  6.019%, 9/25/36(a)                                     8,113       8,180,819
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.251%, 5/25/36(a)                                     1,853       1,877,879
JPMorgan Alternative Loan Trust
  Series 2006-A4 Class A1
  5.95%, 9/25/36(a)                                      6,906       7,012,327
JPMorgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.841%, 6/25/36(a)                                     3,445       3,474,991
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.182%, 3/25/36(a)                                     3,908       3,966,687
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.236%, 8/25/35(a)                                     2,920       2,907,931
Structured Asset Securities Corp.
  Series 2002-11A Class 1A1
  6.951%, 6/25/32(a)                                        12          11,608
                                                                 -------------
                                                                    54,651,572

Total Mortgage Pass-Thrus
  (cost $251,071,442)                                              252,394,354

GOVERNMENT-RELATED-
  US AGENCIES-17.0%
AGENCY CALLABLES-2.3%
Federal Home Loan Mortgage Corp.
  5.45%, 5/23/08                                         3,920       3,920,829
Federal National Mortgage Association
  4.90%, 11/28/07                                        8,650       8,633,730
  5.00%, 2/27/08                                        13,210      13,200,653
                                                                 -------------
                                                                    25,755,212

AGENCY DEBENTURES-14.7%
Federal Home Loan Bank
  5.125%, 6/13/08                                       18,520      18,572,467
  5.375%, 8/19/11                                        7,490       7,656,720
Federal Home Loan Mortgage Corp.
  3.875%, 6/15/08                                       16,380      16,168,583
  4.00%, 8/17/07                                        31,210      31,029,700


106 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Federal National Mortgage Association
  4.25%, 5/15/09                                      $ 24,175   $  23,887,632
  5.75%, 2/15/08                                        42,335      42,602,261
  6.625%, 9/15/09                                       26,000      27,103,674
                                                                 -------------
                                                                   167,021,037

Total Government-Related - US Agencies
  (cost $192,518,871)                                              192,776,249

MORTGAGE CMOS-15.4%
AGENCY ADJUSTABLE RATE-0.7%
Federal National Mortgage Association
  Series 2003-52 Class FV
  6.32%, 5/25/31(a)                                      4,971       5,034,306
  Series 2003-W13 Class AV2
  5.46%, 10/25/33(a)                                     1,189       1,189,187
Freddie Mac Reference Remic
  Series R008 Class FK
  5.72%, 7/15/23(a)                                      2,225       2,236,143
                                                                 -------------
                                                                     8,459,636

AGENCY FIXED RATE-5.2%
Federal Home Loan Mortgage Corp. Strips
  5.00%, 12/01/34-8/01/35                               28,816       6,815,598
  Series R007 Class AC
  5.875%, 5/15/16                                       35,004      35,246,384
Federal National Mortgage Association Strips
  5.00%, 7/01/33-3/01/35                                45,230      10,725,608
  5.50%, 3/25/29                                         4,755       4,775,706
  6.00%, 5/25/36                                         4,033         876,466
                                                                 -------------
                                                                    58,439,762

NON-AGENCY ADJUSTABLE RATE-3.5%
Adjustable Rate Mortgage Trust
  Series 2005-11 Class 5M1
  5.79%, 2/25/36(a)                                      4,155       4,170,415
American Home Mortgage Investment Trust
  Series 2005-2 Class 2A1
  6.89%, 9/25/45(a)                                        205         206,822
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.883%, 12/25/35(a)                                    2,022       2,021,824
  Series 2006-0A10C Class M5
  5.92%, 8/25/46(a)                                      2,250       2,238,750
  Series 2006-0A14 Class 3A1
  5.733%, 11/25/46(a)                                    2,422       2,414,559
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2005-AR1 Class 1A1
  5.63%, 8/25/35(a)                                        191         191,088
Homebanc Mortgage Trust
  Series 2005-4 Class A2
  5.65%, 10/25/35(a)                                     5,030       5,037,667


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 107


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.55%, 4/25/29(a)                                   $    208   $     208,492
MortgageIT Trust
  Series 2005-4 Class M1
  5.77%, 10/25/35(a)                                     1,966       1,966,092
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Class M1
  5.77%, 6/25/36(a)                                      2,000       2,008,240
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.55%, 5/25/35(a)                                        486         485,792
  Series 2005-9 Class 2A1
  6.227%, 5/25/35(a)                                     1,443       1,456,099
Structured Asset Mortgage Investment, Inc.
  Series 2004-AR5 Class 1A1
  5.65%, 10/19/34(a)                                     1,310       1,311,510
Washington Mutual
  Series 2006-AR11 Class 1A
  5.843%, 9/25/46(a)                                     2,554       2,554,669
  Series 2006-AR11 Class 3A1A
  5.803%, 9/25/46(a)                                     1,721       1,721,072
  Series 2006-AR4 Class 1A1B
  5.823%, 5/25/46(a)                                     2,570       2,570,243
  Series 2006-AR9 Class 1AB2
  5.54%, 8/25/46(a)                                      4,575       4,581,670
Washington Mutual Mortgage
  Pass-Thru Certificates
  Series 2007-0A1 Class A1A
  5.633%, 2/25/47(a)                                     4,271       4,271,365
                                                                 -------------
                                                                    39,416,369

NON-AGENCY FIXED RATE-6.0%
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Class AF3
  4.871%, 8/25/35                                        5,000       4,947,350
Countrywide Alternative Loan Trust
  Series 2006-J8 Class A2
  6.00%, 2/25/37                                        10,443      10,536,193
Credit Suisse First Boston
  Mortgage Securities Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                                        5,821       5,827,039
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                        3,988       3,982,008
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                         2,059       2,036,216
  Series 2005-A9 Class 2A1A
  5.155%, 12/25/35                                       5,148       5,104,513


108 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                                     $  6,125      $6,149,377
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class 1A1
  6.00%, 1/25/37                                        17,407      17,535,009
  Series 2007-QS1 Class 2A10
  6.00%, 1/25/37                                         6,702       6,751,475
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                         1,415       1,448,307
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.531%, 8/25/36                                        3,361       3,344,599
                                                                 -------------
                                                                    67,662,086

Total Mortgage CMOS
  (cost $173,553,966)                                              173,977,853

U.S. TREASURIES-14.7%
United States Treasury Inflation Indexed Note
  3.50%, 1/15/11                                        15,872      16,718,016
United States Treasury Notes
  3.50%, 8/15/09(b)                                     92,125      89,814,689
  3.625%, 4/30/07                                          185         184,523
  4.875%, 5/31/11(c)                                    24,720      25,069,565
  5.00%, 7/31/08                                        35,200      35,319,610

Total U.S. Treasuries
  (cost $166,158,710)                                              167,106,403

COMMERCIAL MORTGAGE BACKED
  SECURITIES-11.6%
NON-AGENCY ADJUSTABLE
  RATE CMBS-1.9%
Banc of America Large Loan, Inc.
  Series 2005-MIB1 Class C
  5.63%, 3/15/22(a)(d)                                   2,500       2,500,000
Commercial Mortgage Pass Through Certificates
  Series 2005-F10A Class A1
  5.42%, 4/15/17(a)(d)                                   1,644       1,643,726
  Series 2005-FL11 Class D
  5.66%, 11/15/17(a)(d)                                  1,938       1,938,257
Credit Suisse First Boston
  Mortgage Securities Corp.
  Series 2005-TF2A Class F
  5.82%, 9/15/20(a)(d)                                   1,435       1,435,000
  Series 2005-TF2A Class G
  5.87%, 9/15/20(a)(d)                                   1,435       1,435,000
Credit Suisse Mortgage Capital Certificates
  Series 2006-TF2A Class SVD
  5.79%, 10/15/21(a)(d)                                  4,900       4,900,000


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 109


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  Series 2004-LLFA Class C
  5.63%, 10/15/17(a)(d)                               $  2,400   $   2,400,000
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.69%, 8/15/19(a)(d)                                   2,000       2,000,000
  Series 2005-XLF Class H
  5.71%, 8/15/19(a)(d)                                   1,000       1,000,000
Wachovia Bank Commercial Mortgage Trust
  Series 2006-WL7A Class H
  5.72%, 9/15/21(a)(d)                                   2,600       2,595,762
                                                                 -------------
                                                                    21,847,745

NON-AGENCY FIXED RATE CMBS-9.7%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                          129         130,282
Banc of America Commercial Mortgage, Inc.
  Series 2006-6 Class A2
  5.309%, 10/10/45                                       6,800       6,844,608
  Series 2007-1 Class A2
  5.381%, 1/15/49                                        8,000       8,084,720
Bear Stearns Commercial Mortgage Securities
  Series 2002-T0P6 Class A2
  6.46%, 10/15/36                                       10,615      11,197,020
CW Capital Cobalt
  Series 2006-C1 Class A2
  5.174%, 8/15/48                                        7,800       7,808,502
First Union Lehman Brothers Bank of America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                          497         501,031
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45                                        5,665       5,619,996
Greenwich Capital Commercial Funding Corp.
  Series 2007-GG9 Class A2
  5.381%, 3/10/39                                        6,250       6,306,813
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                       5,847       5,856,405
  Series 2007-CB18 Class A1
  5.32%, 6/12/47                                         2,000       2,013,160


110 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
  Series 2002-C1 Class A4
  6.462%, 3/15/31                                     $  5,900      $6,237,444
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                        7,435       7,213,120
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                       9,155       8,899,944
  Series 2006-C6 Class A2
  5.262%, 9/15/39                                       10,000      10,064,400
  Series 2007-C1 Class A2
  5.318%, 2/15/40                                        8,300       8,329,548
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                           999       1,009,683
Wachovia Bank Commercial Mortgage Trust
  Series 2006-C29 Class A2
  5.275%, 11/15/48                                      13,100      13,168,513
                                                                 -------------
                                                                   109,285,189

Total Commercial Mortgage Backed Securities
  (cost $130,913,015)                                              131,132,934

CORPORATES - INVESTMENT GRADE-8.0%
Financial Institutions-4.4%
Banking-0.4%
UBS Preferred Funding Trust I
  8.622%, 10/29/49(a)                                    3,885       4,313,896

Finance-2.5%
American General Finance Corp.
  5.64%, 8/17/11(a)                                      9,500       9,531,882
Capital One Financial Corp.
  5.633%, 9/10/09(a)                                     4,800       4,814,688
CIT Group, Inc.
  5.48%, 8/17/09(a)                                      4,775       4,781,824
  Senior Note
  7.75%, 4/02/12                                         8,500       9,436,241
                                                                 -------------
                                                                    28,564,635

Insurance-0.7%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                        7,725       7,724,568

Real Estate Investment Trust-0.8%
Simon Property Group LP
  6.375%, 11/15/07                                       3,804       3,828,844
Vornado Realty LP
  5.625%, 6/15/07                                        5,840       5,837,103
                                                                 -------------
                                                                     9,665,947
                                                                 -------------
                                                                    50,269,046


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 111


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.6%
Basic-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                     $    569   $     568,931

Capital Goods-0.5%
Waste Management, Inc.
  6.50%, 11/15/08                                        5,623       5,732,367

Communications - Media-0.7%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                        7,340       7,562,145

Communications - Telecommunication-0.6%
Verizon Global Funding Corp.
  6.125%, 6/15/07                                        6,705       6,721,917

Consumer Cyclical - Automotive-0.6%
DaimlerChrysler North America Corp.
  4.125%, 3/07/07                                        5,895       5,894,570
  4.875%, 6/15/10                                        1,210       1,193,545
                                                                 -------------
                                                                     7,088,115

Consumer Non-Cyclical-1.1%
Safeway, Inc.
  6.50%, 11/15/08                                        4,495       4,579,510
The Kroger Co.
  7.80%, 8/15/07                                         8,420       8,505,564
                                                                 -------------
                                                                    13,085,074
                                                                 -------------
                                                                    40,758,549

Total Corporates - Investment Grade
  (cost $90,966,997)                                                91,027,595

ASSET-BACKED SECURITIES-6.6%
AUTOS - FIXED RATE-0.0%
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                           158         157,881

CREDIT CARD - FIXED RATE-0.3%
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11(d)                                      2,900       2,870,956

HOME EQUITY LOANS - FIXED RATE-2.5%
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                         2,873       2,798,756
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                          684         668,118


112 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates
  Series 2007-S1 Class A3
  5.81%, 11/25/36                                     $  3,500      $3,514,175
Credit-Based Asset Servicing & Securities, Inc.
  Series 2003-CB1 Class AF
  3.45%, 1/25/33                                         1,621       1,584,993
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                       2,180       2,098,410
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                        2,250       2,222,099
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35(d)                                      1,800       1,802,250
Home Equity Mortgage Trust
  Series 2005-4 Class A3
  4.742%, 1/25/36                                        3,480       3,451,657
  Series 2006-1 Class A2
  5.30%, 5/25/36                                         4,010       4,007,281
  Series 2006-5 Class A1
  5.50%, 1/25/37                                         4,000       3,999,883
Residential Asset Mortgage Products, Inc.
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                           25          24,817
Washington Mutual Asset-Backed Certificates
  Series 2007-WM1 Class N1
  6.75%, 1/25/47(d)                                      2,497       2,492,466
                                                                 -------------
                                                                    28,664,905

HOME EQUITY LOANS -
  FLOATING RATE-2.8%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.68%, 12/25/33(a)                                        18          17,635
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Class A2
  5.61%, 6/25/34(a)                                        422         422,823
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.86%, 11/25/35(a)                                       800         800,864
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.60%, 1/20/36(a)                                      2,428       2,427,725
HSI Asset Securitization Corp. Trust
  Series 2006-OPT1 Class 2A1
  5.40%, 12/25/35(a)                                     3,992       3,992,457
IXIS Real Estate Capital Trust
  Series 2004-HE4 Class A1
  5.69%, 2/25/35(a)                                        361         361,520


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 113


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Lehman XS Trust
  Series 2005-2 Class 1M1
  5.82%, 8/25/35(a)                                   $  5,000   $   5,013,850
  Series 2006-1 Class 1M1
  5.77%, 2/25/36(a)                                      4,000       4,016,840
  Series 2007-2N Class M1
  5.66%, 2/25/37(a)                                      3,600       3,603,384
Long Beach Mortgage Loan Trust
  Series 2004-3 Class M2
  5.92%, 7/25/34(a)                                        400         401,892
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.72%, 9/25/34(a)                                      1,154       1,158,665
  Series 2006-WMC1 Class A2
  5.43%, 2/25/36(a)                                      2,000       2,000,196
Option One Mortgage Loan Trust
  Series 2006-2 Class 2A2
  5.42%, 7/25/36(a)                                      4,215       4,213,685
Residential Asset Securities Corp.
  Series 2006-KS3 Class AI2
  5.44%, 4/25/36(a)                                      1,800       1,800,000
Saxon Asset Securities Trust
  Series 2005-4 Class A2A
  5.41%, 11/25/37(a)                                       196         196,146
Structured Asset Investment Loan Trust
Series 2005-HE1 Class A4
  5.48%, 7/25/35(a)                                      1,075       1,074,872
                                                                 -------------
                                                                    31,502,554

OTHER - FIXED RATE-0.1%
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(d)                                     1,600       1,632,880
OTHER - FLOATING RATE-0.9%
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.39%, 4/20/13(a)                                      4,360       4,366,108
Mortgage Equity Conversion Asset Trust
  Series 2007-FF2 Class A
  5.48%, 3/25/07(a)(d)                                   3,600       3,600,000
SLM Student Loan Trust
  Series 2005-10 Class A2
  5.37%, 4/27/15(a)                                      2,203       2,203,251
                                                                 -------------
                                                                    10,169,359

Total Asset-Backed Securities
  (cost $74,921,100)                                                74,998,535


114 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-11.9%
MUTUAL FUND-11.9%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(e)
  (cost $135,323,301)                             $135,323,301    $135,323,301

Total Investments-107.5%
  (cost $1,215,427,402)                                          1,218,737,224
Other assets less liabilities-(7.5)%                               (84,939,397)

Net Assets-100%                                                 $1,133,797,827


(a)  Variable rate coupon, rate shown as of February 28, 2007.

(b) Position with a market value of $731,192 has been segregated to collateralize margin requirements for open future contracts.

(c)  Represents entire or partial position segregated as collateral for swaps.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $34,246,297 or 3.0% of net assets.

(e)  Investment in affiliated money market mutual fund.

     Glossary of Terms:
     TBA - To Be Announced.


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 115


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRUS-45.1%
AGENCY ARMS-4.2%
Federal Home Loan Mortgage Corp.
  5.84%, 12/01/36(a)(b)                               $ 34,078     $34,389,380
Federal National Mortgage Association
  4.41%, 8/01/34(a)(b)                                   4,272       4,285,292
  5.487%, 5/01/36(a)(b)                                  1,368       1,378,065
  5.785%, 1/01/37(a)(b)                                  7,546       7,636,637
  5.80%, 3/01/36(a)(b)                                   4,797       4,856,611
  5.931%, 6/01/36(a)(b)                                  3,527       3,553,111
                                                                 -------------
                                                                    56,099,096

FIXED RATE 15-YEAR-5.5%
Federal Home Loan Mortgage Corp.
  5.00%, 4/01/21(a)                                      3,367       3,322,783
Federal National Mortgage Association
  4.50%, 5/01/20-10/01/21(a)                            35,662      34,565,620
  4.50%, TBA                                             3,830       3,711,507
  5.00%, 4/01/19-12/01/21(a)                            29,103      28,756,596
  5.00%, TBA                                             3,590       3,541,758
                                                                 -------------
                                                                    73,898,264

FIXED RATE 30-YEAR-32.8%
Federal Home Loan Mortgage Corp.
  4.50%, 8/01/33-6/01/36(a)                             25,231      23,828,950
  7.00%, 2/01/37(a)                                     19,175      19,702,765
Federal National Mortgage Association
  5.00%, 2/01/36-12/01/36(a)                            32,393      31,472,360
  5.00%, TBA                                             3,920       3,804,850
  5.50%, 4/01/33-11/01/36(a)                           202,913     201,554,812
  5.50%, TBA                                             2,940       2,916,112
  6.00%, TBA                                            76,285      76,928,693
  6.50%, 8/01/32-1/01/37(a)                             36,682      37,398,653
  6.50%, TBA                                             7,725       7,874,672
Government National Mortgage Association
  5.50%, TBA                                            15,705      15,648,559
  6.00%, 4/15/36(a)                                     16,787      17,042,529
  6.00%, TBA                                             1,575       1,598,625
NON-AGENCY ARMS-2.6%
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.928%, 1/25/36(a)(b)                                  3,063       3,087,443
  Series 2006-1 Class 22A1
  5.398%, 2/25/36(a)(b)                                  4,313       4,308,542
  Series 2006-3 Class 22A1
  6.228%, 5/25/36(a)(b)                                  2,149       2,164,171
  Series 2007-1 Class 21A1
  5.75%, 1/25/47(a)(b)                                   2,785       2,799,955


116 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.109%, 5/25/35(a)(b)                               $  4,766      $4,716,703
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)(b)                                   5,367       5,398,904
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.251%, 5/25/36(a)(b)                                  2,477       2,509,814
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.182%, 3/25/36(a)(b)                                  3,596       3,649,678
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.236%, 8/25/35(a)(b)                                  3,048       3,035,616
Structured Adjustable Rate Mortgage Loan Trust
  Series 2006-3 Class 2A1
  6.01%, 4/25/36(a)(b)                                   3,064       3,082,882
                                                                 -------------
                                                                    34,753,708

Total Mortgage Pass-Thrus
  (cost $603,380,830)                                              604,522,648

CORPORATES - INVESTMENT GRADE-14.2%
Financial Institutions-5.2%
Banking-1.9%
Bank of Tokyo-Mitsubishi UFJ NY
  7.40%, 6/15/11(a)                                        170         184,480
Barclays Bank PLC
  8.55%, 9/29/49(a)(c)                                     961       1,079,068
Citigroup, Inc.
  4.625%, 8/03/10(a)                                     2,357       2,328,351
  5.493%, 6/09/09(a)(b)                                    421         422,260
Credit Suisse First Boston USA, Inc.
  5.50%, 8/15/13(a)                                      1,812       1,845,810
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                                      2,530       2,669,985
MBNA Corp.
  4.625%, 9/15/08(a)                                     1,362       1,350,194
Mitsubishi UFG Capital Finance 1, Ltd.
  6.346%, 7/29/49(a)                                       770         798,813
RBS Capital Trust III
  5.512%, 9/29/49(a)                                       562         560,945
Resona Bank, Ltd.
  5.85%, 9/29/49(a)(c)                                     330         330,634
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(c)                                   619         666,484
Suntrust Bank
  5.468%, 6/02/09(a)(b)                                    591         592,136
The Huntington National Bank
  4.375%, 1/15/10(a)                                       517         504,338


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 117


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
UBS Preferred Funding Trust I
  8.622%, 10/29/49(a)                                 $  1,825      $2,026,476
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                      1,913       2,057,227
Wachovia Corp.
  5.35%, 3/15/11(a)                                      2,205       2,233,572
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                      2,185       2,140,509
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                      1,808       1,772,934
Zions Bancorporation
  5.50%, 11/16/15(a)                                     1,420       1,420,288
                                                                 -------------
                                                                    24,984,504

Brokerage-0.1%
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                      1,016         987,890

Finance-2.2%
American General Finance Corp.
  4.625%, 5/15/09(a)                                     2,620       2,588,741
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                        665         650,730
CIT Group, Inc.
  5.58%, 5/18/07(a)(b)                                     466         466,261
  Senior Note
  7.75%, 4/02/12(a)                                      2,318       2,573,318
Core Investment Grade Trust
  4.642%, 11/30/07(a)                                    3,882       3,861,702
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                      1,427       1,359,474
  4.25%, 12/19/07(a)                                     1,855       1,838,657
General Electric Capital Corp.
  4.00%, 2/17/09(a)                                      4,160       4,081,796
  4.375%, 11/21/11(a)                                    1,213       1,180,218
  5.425%, 6/22/07(a)(b)                                  3,448       3,449,627
  6.75%, 3/15/32(a)                                      1,429       1,661,583
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                     4,771       4,882,217
  7.00%, 5/15/12(a)                                        440         477,105
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                      1,019       1,002,318
                                                                 -------------
                                                                    30,073,747

Finance - Other-0.1%
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                     1,656       1,614,002

Insurance-0.8%
Assurant, Inc.
  5.625%, 2/15/14(a)                                     1,028       1,037,842


118 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Humana, Inc.
  6.30%, 8/01/18(a)                                   $  1,094   $   1,123,479
Liberty Mutual Group(c)
  5.75%, 3/15/14(a)                                        993         998,649
WellPoint, Inc.
  3.50%, 9/01/07(a)                                      2,200       2,178,416
  3.75%, 12/14/07(a)                                       412         406,958
  4.25%, 12/15/09(a)                                     2,555       2,501,764
Zurich Capital Trust I
  8.376%, 6/01/37(a)(c)                                  2,541       2,655,996
                                                                 -------------
                                                                    10,903,104

Real Estate Investment Trust-0.1%
Simon Property Group LP
  6.375%, 11/15/07(a)                                    1,015       1,021,629

Industrial-7.7%
Basic Industry-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                                      2,625       2,552,736
Ispat Inland ULC
  9.75%, 4/01/14(a)                                        602         677,487
Lubrizol Corp.
  4.625%, 10/01/09(a)                                      805         794,871
Westvaco Corp.
  8.20%, 1/15/30(a)                                        670         780,646
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                     1,083       1,094,478
                                                                 -------------
                                                                     5,900,218

Capital Goods-0.8%
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                      1,615       1,607,190
  6.50%, 2/15/12(a)                                        205         218,247
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(c)                                  1,449       1,717,862
Raytheon Co.
  6.75%, 8/15/07(a)                                      1,153       1,159,277
Textron Financial Corp.
  4.125%, 3/03/08(a)                                     2,610       2,582,590
Textron, Inc.
  6.375%, 11/15/08(a)                                      875         893,255
Tyco International Group, SA
  6.00%, 11/15/13(a)                                     1,250       1,329,874
Waste Management, Inc.
  6.875%, 5/15/09(a)                                     1,435       1,482,970
                                                                 -------------
                                                                    10,991,265

Communications - Media-1.3%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09(a)                                       489         503,800
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15(a)(c)                                 2,325       2,339,501


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 119


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                                  $  1,463      $1,519,173
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                       940       1,085,788
  9.455%, 11/15/22(a)                                    1,731       2,307,544
Comcast Corp.
  5.30%, 1/15/14(a)                                      1,263       1,259,181
  5.50%, 3/15/11(a)                                      1,597       1,616,260
News America, Inc.
  6.55%, 3/15/33(a)                                      1,383       1,465,506
R. R. Donnelley & Sons Co.
  4.95%, 4/01/14(a)                                        710         669,821
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                     3,190       3,847,788
WPP Finance Corp.
  5.875%, 6/15/14(a)                                       886         900,375
                                                                 -------------
                                                                    17,514,737

Communications - Telecommunications-2.6%
AT&T Corp.
  8.00%, 11/15/31(a)                                       295         374,477
British Telecommunications PLC
  8.625%, 12/15/10(a)                                    2,721       3,049,041
CenturyTel, Inc.
  5.00%, 2/15/15(a)                                      2,462       2,293,092
  6.875%, 1/15/28(a)                                       915         913,286
Embarq Corp.
  6.738%, 6/01/13(a)                                       210         218,008
  7.082%, 6/01/16(a)                                     3,705       3,831,196
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                                     2,435       2,674,811
  8.75%, 3/01/31(a)                                      1,429       1,900,461
Pacific Bell
  6.625%, 10/15/34(a)                                    3,900       3,935,662
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                     3,219       3,609,552
Telecom Italia Capital
  4.00%, 11/15/08-1/15/10(a)                             3,815       3,693,646
  6.375%, 11/15/33(a)                                      375         366,220
TELUS Corp.
  7.50%, 6/01/07(a)                                      3,444       3,459,908
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                      1,590       1,538,141
Verizon New Jersey, Inc.
  5.875%, 1/17/12(a)                                     1,435       1,468,402
Vodafone Group PLC
  5.50%, 6/15/11(a)                                      2,045       2,066,990
                                                                 -------------
                                                                    35,392,893

Consumer Cyclical - Automotive-0.1%
DaimlerChrysler North America Corp.
  4.875%, 6/15/10(a)                                       698         688,508


120 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclical - Other-0.5%
Centex Corp.
  5.45%, 8/15/12(a)                                   $    859   $     858,354
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, 11/15/15(a)                                    2,086       2,195,315
  7.875%, 5/01/12(a)                                     2,181       2,352,383
Toll Brothers Finance Corp.
  6.875%, 11/15/12(a)                                    1,055       1,113,769
                                                                 -------------
                                                                     6,519,821

Consumer Non-Cyclical-1.1%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                      2,120       2,610,354
ConAgra Foods, Inc.
  7.875%, 9/15/10(a)                                       641         696,229
Fisher Scientific International, Inc.
  6.125%, 7/01/15(a)                                     3,130       3,132,604
  6.75%, 8/15/14(a)                                        560         579,899
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                    3,245       3,164,803
Safeway, Inc.
  4.125%, 11/01/08(a)                                      683         670,422
  4.80%, 7/16/07(a)                                        620         618,084
  6.50%, 3/01/11(a)                                        453         471,816
The Kroger Co.
  7.80%, 8/15/07(a)                                      1,540       1,555,649
Wyeth
  5.50%, 2/01/14(a)                                      1,267       1,287,495
                                                                 -------------
                                                                    14,787,355

Energy-0.3%
Amerada Hess Corp.
  7.875%, 10/01/29(a)                                    2,273       2,716,487
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(c)                                   380         374,300
Valero Energy Corp.
  6.875%, 4/15/12(a)                                     1,493       1,597,555
                                                                 -------------
                                                                     4,688,342

Technology-0.6%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                        780         786,647
Electronic Data Systems Corp.
  6.50%, 8/01/13(a)                                      3,745       3,825,776
International Business Machines Corp.
  4.375%, 6/01/09(a)                                       455         449,346
Motorola, Inc.
  6.50%, 9/01/25(a)                                      1,800       1,856,703
  7.50%, 5/15/25(a)                                        290         329,339
  7.625%, 11/15/10(a)                                      146         157,268
                                                                 -------------
                                                                     7,405,079


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 121


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Utilities-1.3%
Electric-1.2%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                   $  1,805   $   1,915,666
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(c)                                   700         709,409
Consumers Energy Co.
  4.25%, 4/15/08(a)                                        734         725,800
Exelon Corp.
  6.75%, 5/01/11(a)                                      1,295       1,358,002
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                     1,300       1,366,022
  7.375%, 11/15/31(a)                                    1,436       1,673,816
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                                      933         962,904
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                      856         931,100
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                      1,700       1,652,618
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                        574         613,809
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                      874         985,617
SPI Electricity & Gas Australia Holdings Pty, Ltd.
  6.15%, 11/15/13(a)(c)                                  1,447       1,506,990
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                     1,110       1,179,145
                                                                 -------------
                                                                    15,580,898

Natural Gas-0.1%
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                       506         547,299
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14(a)                                     1,278       1,282,918

Total Corporates - Investment Grade
  (cost $190,581,552)                                              190,884,209

NON-US DOLLAR-11.9%
GOVERNMENT-RELATED -
  SOVEREIGNS-10.3%
Japan Government
  0.70%, 6/20/10(a)                        JPY       7,201,950      60,221,099
  1.80%, 9/20/16(a)                                  2,659,150      22,892,899
Sweden (Kingdom of)
  5.00%, 1/28/09(a)                        SEK          69,595      10,193,541
  5.25%, 3/15/11(a)                                     85,655      12,913,251
United Mexican States
  8.00%, 12/24/08-12/19/13(a)              MXN         307,755      27,646,021
  9.00%, 12/20/12(a)                                    51,780       4,865,303
                                                                 -------------
                                                                   138,732,114


122 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
INFLATION-LINKED SECURITIES-1.6%
Japan Government
  0.80%, 9/10/15(a)                        JPY       2,552,700   $  20,993,322

Total Non-US Dollar
  (cost $158,539,529)                                              159,725,436

COMMERCIAL MORTGAGE BACKED
  SECURITIES-7.4%
NON-AGENCY FIXED RATE CMBS-7.4%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35(a)                                  $    875         894,988
  Series 2004-4 Class A3
  4.128%, 7/10/42(a)                                     1,035       1,011,004
  Series 2004-6 Class A2
  4.161%, 12/10/42(a)                                    3,865       3,771,253
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41(a)                                     2,500       2,480,736
  Series 2005-T18 Class A4
  4.933%, 2/13/42(a)                                     4,235       4,150,347
Credit Suisse Mortgage Capital Certificates
  Series 2006-C3 Class A3
  5.827%, 6/15/38(a)                                     4,380       4,576,721
  Series 2006-C4 Class A3
  5.467%, 9/15/39(a)                                     6,475       6,560,244
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36(a)                                       899         881,802
  Series 2004-C1 Class A4
  4.75%, 1/15/37(a)                                      1,815       1,767,234
  Series 2005-C1 Class A4
  5.014%, 2/15/38(a)                                     1,516       1,492,533
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45(a)                                     3,265       3,239,062
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35(a)                                     1,102       1,041,958
  Series 2005-GG3 Class A2
  4.305%, 8/10/42(a)                                     1,823       1,784,423
JPMorgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Class A2
  4.302%, 1/15/38(a)                                     1,720       1,666,428
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46(a)                                     1,846       1,817,885
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42(a)                                     2,810       2,783,936


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 123


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
  Series 2005-LDP4 Class A2
  4.79%, 10/15/42(a)                                  $  1,045   $   1,033,380
  Series 2006-CB14 Class A4
  5.481%, 12/12/44(a)                                    1,720       1,745,437
  Series 2006-CB15 Class A4
  5.814%, 6/12/43(a)                                     3,110       3,229,051
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32(a)                                     4,900       4,644,419
  Series 2004-C2 Class A4
  4.367%, 3/15/36(a)                                     2,570       2,446,278
  Series 2004-C4 Class A4
  5.133%, 6/15/29(a)                                     6,015       6,108,082
  Series 2004-C8 Class A2
  4.201%, 12/15/29(a)                                    1,084       1,058,881
  Series 2005-C1 Class A4
  4.742%, 2/15/30(a)                                     4,209       4,083,456
  Series 2005-C7 Class A4
  5.197%, 11/15/30(a)                                    2,380       2,371,180
  Series 2006-C1 Class A4
  5.156%, 2/15/31(a)                                     5,253       5,215,089
  Series 2006-C6 Class A4
  5.372%, 9/15/39(a)                                     6,005       6,052,920
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.244%, 11/12/37(a)                                    2,100       2,109,844
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                                     2,230       2,209,721
Merrill Lynch/Countrywide
Commercial Mortgage Trust
  Series 2006-1 Class A2
  5.439%, 2/12/39(a)                                     1,695       1,713,611
  Series 2006-2 Class A4
  5.91%, 6/12/46(a)                                      3,075       3,231,698
Morgan Stanley Capital I
  Series 2004-HQ4 Class A5
  4.59%, 4/14/40(a)                                      6,500       6,353,086
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                                     5,186       5,163,811

Total Commercial Mortgage Backed Securities
  (cost $98,202,764)                                                98,690,498

U.S. TREASURIES-7.0%
United States Treasury Bonds
  4.50%, 2/15/36(a)(d)                                  49,730      48,230,342
  8.75%, 5/15/17(a)                                     33,905      45,212,860

Total U.S. Treasuries
  (cost $90,722,139)                                                93,443,202


124 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-3.1%
AUTOS - FIXED RATE-0.1%
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08(a)                                   $    869   $     867,008

AUTOS - FLOATING RATE-0.0%
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Class A
  5.36%, 7/15/09(a)(b)                                     300         299,943

CREDIT CARDS - FLOATING RATE-0.4%
American Express Credit Account Master Trust
  Series 2005-1 Class A
  5.35%, 10/15/12(a)(b)                                  1,298       1,299,010
Bank One Issuance Trust
  Series 2004-A4 Class A4
  5.36%, 2/16/10(a)(b)                                   2,158       2,158,337
Discover Card Master Trust I
  Series 2004-1 Class A
  5.35%, 4/16/10(a)(b)                                   2,457       2,457,767
                                                                 -------------
                                                                     5,915,114

HOME EQUITY LOANS - FIXED RATE-0.5%
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33(a)                                        818         741,396
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB7 Class AF2
  5.15%, 11/25/35(a)                                     1,805       1,793,112
Home Equity Mortgage Trust
  Series 2005-4 Class A3
  4.742%, 1/25/36(a)                                     2,070       2,053,141
  Series 2006-1 Class A2
  5.30%, 5/25/36(a)                                      1,040       1,039,295
Residential Funding Mortgage Securities II
  Series 2005-HI2 Class A3
  4.46%, 5/25/35(a)                                      1,490       1,471,804
                                                                 -------------
                                                                     7,098,748

HOME EQUITY LOANS - FLOATING RATE-1.9%
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.07%, 12/25/32(a)(b)                                    870         870,670
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.47%, 4/25/22(a)(b)                                     235         234,629
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.49%, 12/25/35(a)(b)                                  2,190       2,191,711
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.50%, 7/25/35(a)(b)                                      23          23,217


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 125


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Household Home Equity Loan Trust
  Series 2005-3 Class A1
  5.58%, 1/20/35(a)(b)                                $  1,514   $   1,517,458
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Class 2A1
  5.40%, 1/25/36(a)(b)                                   1,145       1,144,602
Lehman XS Trust
  Series 2005-4 Class 1M1
  5.82%, 10/25/35(a)(b)                                  4,865       4,883,195
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.72%, 9/25/34(a)(b)                                   1,167       1,171,153
RAAC Series
  Series 2006-SP3 Class A1
  5.40%, 8/25/36(a)(b)                                   2,011       2,011,175
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.49%, 3/25/35(a)(b)                                   1,723       1,722,943
  Series 2005-RZ1 Class A2
  5.52%, 4/25/35(a)(b)                                   2,985       2,987,295
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.50%, 11/25/37(a)(b)                                  2,250       2,250,704
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Class A2A
  5.40%, 12/25/36(a)(b)                                  1,159       1,158,695
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.40%, 1/25/36(a)(b)                                   2,679       2,678,543
                                                                 -------------
                                                                    24,845,990

OTHER - FIXED RATE-0.1%
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(a)(c)                                  1,000       1,020,550

OTHER - FLOATING RATE-0.1%
SLM Student Loan Trust
  Series 2003-C Class A1
  5.46%, 9/15/16(a)(b)                                     965         966,157

Total Asset-Backed Securities
  (cost $41,057,976)                                                41,013,510

GOVERNMENT-RELATED -
  NON-US ISSUERS-2.6%
  AGENCIES-0.1%
Korea Development Bank
  4.625%, 9/16/10(a)                                     1,335       1,313,711


126 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGNS-2.5%
Russian Federation
  5.00%, 3/31/30(a)                                   $ 19,561   $  22,182,174
United Mexican States
  5.625%, 1/15/17(a)                                    11,136      11,264,064
                                                                 -------------
                                                                    33,446,238

Total Government-Related - Non-US Issuers
  (cost $33,866,197)                                                34,759,949

MORTGAGE CMOS-2.4%
AGENCY ADJUSTABLE RATE-0.0%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.963%, 5/28/35(a)(b)                                    525         525,676

AGENCY FIXED RATE-0.6%
Federal Home Loan Mortgage Corp. Strips
  Series R007 Class AC
  5.875%, 5/15/16(a)                                     7,341       7,392,086

NON-AGENCY ADJUSTABLE RATE-0.7%
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.883%, 12/25/35(a)(b)                                 2,413       2,412,597
  Series 2006-0A14 Class 3A1
  5.733%, 11/25/46(a)(b)                                 5,542       5,523,920
JPMorgan Alternative Loan Trust
  Series 2006-S1 Class 3A1
  5.43%, 3/25/36(a)(b)                                   1,193       1,193,438
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.54%, 1/25/45(a)(b)                                     245         244,760
                                                                 -------------
                                                                     9,374,715

NON-AGENCY FIXED RATE-1.1%
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class 1A1
  6.00%, 1/25/37(a)                                      4,436       4,468,438
  Series 2007-QS1 Class 2A10
  6.00%, 1/25/37(a)                                      5,527       5,567,614
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.531%, 8/25/36(a)                                     5,288       5,262,882
                                                                 -------------
                                                                    15,298,934

Total Mortgage CMOS
  (cost $32,526,245)                                                32,591,411


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 127


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES-NON-INVESTMENT
  GRADE-0.1%
Industrial-0.1%
Basic Industry-0.1%
Packaging Corp. of America
  5.75%, 8/01/13(a)
  (cost $1,076,979)                                 $    1,099   $   1,088,115

SHORT-TERM INVESTMENTS-16.4%
AGENCY DISCOUNT NOTES-3.2%
Federal Home Loan Mortgage Corp.
  Zero coupon, 5/07/07(e)                                5,000       4,952,309
Federal National Mortgage Association
  Zero Coupon, 3/30/07-7/11/07                          37,745      37,528,093
                                                                 -------------
                                                                    42,480,402

INVESTMENT COMPANIES-13.2%
AllianceBernstein Fixed Income Shares, Inc.-
  Government STIF Portfolio(f)                     177,278,382     177,278,382

Total Short-Term Investments
  (cost $219,758,784)                                              219,758,784

Total Investments-110.2%
  (cost $1,469,712,995)                                          1,476,477,762
Other assets less liabilities-(10.2)%                             (136,903,902)

Net Assets-100%                                                 $1,339,573,860


(a) Positions, or portion thereof, with an aggregate market value of $1,140,694,202 have been segregated to collateralize open forward currency exchange contracts.

(b)  Variable rate coupon, rate shown as of February 28, 2007.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $13,399,443 or 1.0% of net assets.

(d) Position with a market value of $727,383 has been segregated to collateralize margin requirements for open future contracts.

(e)  Represents entire or partial position segregated as collateral for swaps.

(f)  Investment in affiliated money market mutual fund.

     Glossary:
     TBA - (To Be Announced)

     Currency Abbreviations:
     JPY - Japanese Yen
     MXN - Mexican Peso
     SEK - Swedish Krona


128 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

  Shares or
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY
  OBLIGATIONS-97.6%
U.S. Treasury Notes-97.6%
  0.875%, 4/15/10 (TIPS)(a)                         $   26,629   $  25,618,962
  1.625%, 1/15/15 (TIPS)(a)                             75,962      72,858,331
  1.875%, 7/15/13-7/15/15 (TIPS)(a)                     79,225      77,777,671
  2.00%, 1/15/14-1/15/16 (TIPS)(a)                      78,807      77,854,684
  2.375%, 1/15/17 (TIPS)(a)                             42,026      42,745,063
  3.00%, 7/15/12 (TIPS)(a)                              55,969      58,513,960
  3.375%, 1/15/12 (TIPS)(a)                             47,491      50,266,713
  3.50%, 1/15/11 (TIPS)(a)                              45,240      47,650,620
  3.875%, 1/15/09 (TIPS)(a)                             24,836      25,681,992
  4.25%, 1/15/10 (TIPS)(a)                              47,981      50,918,174

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $531,541,805)                                              529,886,170

NON U.S. DOLLAR SOVEREIGN
  DEBT OBLIGATIONS-1.6%
Sovereign-1.6%
Government of Japan CPI Linked Bond
  Series 5
  0.80%, 9/10/15 (a)
  (cost $8,916,330)                        JPY       1,055,250       8,678,342

SHORT-TERM INVESTMENTS-0.5%
Investment Companies-0.5%
AllianceBernstein Fixed-Income Shares,
  Inc.-Prime STIF Portfolio(b)
  (cost $2,681,145)                                  2,681,145       2,681,145

Total Investments-99.7%
  (cost $543,139,280)                                              541,245,657
Other assets less liabilities-0.3%                                   1,591,635

Net Assets-100.0%                                                $ 542,837,292


ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO o 129


FINANCIAL FUTURES CONTRACTS

                                                               Value at       Unrealized
                   Number of     Expiration    Original      February 28,    Appreciation/
     Type          Contracts       Month        Value           2007        (Depreciation)
------------------------------------------------------------------------------------------
Sold Contracts
Japan
  Government
  Bonds 10 Yr                      March
  Future              10            2007      $11,350,160    $11,402,753     $(52,593)


FORWARD CURRENCY EXCHANGE CONTRACTS
                                   U.S. $
                     Contract     Value on     U.S. $ Value at     Unrealized
                      Amount     Origination     February 28,     Appreciation/
                       (000)        Date            2007         (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
Japanese Yen
  settling 3/27/07   1,046,865   $8,680,761      $8,871,454       $(190,693)


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $538,564,512.

(b) Investment in affiliated money market mutual fund.

    Currency Abbreviations:
    JPY - Japanese Yen

    Glossary:
    CPI - Consumer Price Index
    TIPS - Treasury Inflation Protected Security


130 o ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES - NON-INVESTMENT
  GRADE-91.4%
Financial Institutions-1.6%
Banking-0.1%
Kyivstar
  7.75%, 4/27/12(a)(b)                                $    375   $     389,063

Brokerage-1.1%
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                       870         904,800
  7.875%, 12/01/15(a)                                    2,574       2,760,614
  8.00%, 6/15/11(a)                                        810         848,475
                                                                 -------------
                                                                     4,513,889

Insurance-0.4%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                      675         727,312
Liberty Mutual Group
  7.80%, 3/15/37(b)                                        770         768,468
                                                                 -------------
                                                                     1,495,780
                                                                 -------------
                                                                     6,398,732

Index-4.5%
DJ CDX NA HY
  8.375%, 12/29/11(a)(b)                                13,320      13,840,319
  Series 5-T2
  7.25%, 12/29/10(a)(b)                                  4,312       4,436,172
                                                                 -------------
                                                                    18,276,491

Industrial-70.4%
Basic Industry-7.1%
AK Steel Corp.
  7.875%, 2/15/09(a)                                     1,310       1,306,725
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                        670         658,275
Equistar Chemical Funding LP
  10.125%, 9/01/08(a)                                    1,377       1,456,178
  10.625%, 5/01/11(a)                                      623         658,823
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                                  1,369       1,401,582
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                      961       1,001,843
Georgia-Pacific Corp.
  7.00%, 1/15/15(a)(b)                                     905         905,000
  7.125%, 1/15/17(a)(b)                                  1,095       1,095,000
Hexion US Finance Corp.
  9.75%, 11/15/14(a)(b)                                    525         556,500
  9.86%, 11/15/14(a)(b)(c)                                 525         540,750


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 131


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Huntsman International LLC
  7.875%, 11/15/14(a)(b)(c)                           $  1,130   $   1,169,550
  9.875%, 3/01/09(a)                                       215         220,306
Huntsman LLC
  11.50%, 7/15/12(a)                                       801         897,120
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                                   1,575       1,531,687
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                       630         642,600
JSC Severstal
  9.25%, 4/19/14(a)                                      1,938       2,093,234
Lyondell Chemical Co.
  8.00%, 9/15/14(a)                                        790         831,475
  8.25%, 9/15/16(a)                                        615         661,125
Massey Energy Co.
  6.875%, 12/15/13(a)                                      705         676,800
Momentive Performance
  10.125%, 12/01/14(a)(b)(d)                               720         757,800
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)(b)                                  1,445       1,524,475
NewMarket Corp.
  7.125%, 12/15/16(a)(b)                                 1,285       1,288,213
Newpage Corp.
  10.00%, 5/01/12(a)                                       797         868,730
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                       900         857,250
  6.875%, 3/15/13(a)                                     1,815       1,837,687
Quality Distribution LLC
  9.00%, 11/15/10(a)                                     1,353       1,312,410
Rhodia, SA
  8.875%, 6/01/11(a)                                     1,763       1,846,742
                                                                 -------------
                                                                    28,597,880

Capital Goods-6.3%
Alion Science and Technology Corp.
  10.25%, 2/01/15(a)(b)                                    270         280,800
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                     1,603       1,607,008
  6.875%, 6/01/17(a)                                     1,430       1,419,275
  7.125%, 5/15/16(a)                                     2,053       2,086,361
  7.375%, 4/15/14(a)                                       820         824,100
Associated Materials, Inc.
  11.25%, 3/01/14(a)(e)                                  1,635       1,218,075
Berry Plastics Holding Corp.
  8.875%, 9/15/14(a)                                     1,330       1,376,550
Bombardier, Inc.
  8.00%, 11/15/14(a)(b)                                  2,120       2,226,000
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                        930         981,150


132 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                               $    555   $     528,638
Crown Americas
  7.625%, 11/15/13(a)                                    1,500       1,548,750
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                                      992       1,011,840
Invensys PLC
  9.875%, 3/15/11(a)(b)                                    183         196,725
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                     1,828       1,782,300
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                     1,715       1,753,587
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                                    640         667,200
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(f)                               1,134          56,700
Sequa Corp.
  9.00%, 8/01/09(a)                                        601         634,055
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                      2,100       2,063,250
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                        640         643,200
  7.00%, 2/15/14(a)                                        485         487,425
  7.75%, 11/15/13(a)                                     2,075       2,121,687
                                                                    25,514,676
Communications - Media-11.0%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                     1,351       1,384,775
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                      1,637       1,661,555
CCH I Holdings LLC
  11.75%, 5/15/14(a)                                     6,007       5,871,842
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)                        EUR             398         574,622
Clear Channel Communications, Inc.
  5.75%, 1/15/13(a)                        US$           1,641       1,547,196
  5.50%, 9/15/14(a)                                      2,519       2,232,844
CSC Holdings, Inc.
  6.75%, 4/15/12(a)(b)                                   2,565       2,539,350
  7.625%, 7/15/18(a)                                     1,535       1,554,187
Dex Media East LLC
  12.125%, 11/15/12(a)                                     641         702,696
Dex Media West LLC
  8.50%, 8/15/10(a)                                        444         465,090
DirecTV Holdings LLC
  6.375%, 6/15/15(a)                                     2,961       2,846,261
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                    1,080       1,085,400
  7.125%, 2/01/16(a)                                       850         878,688


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 133


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                                  $  1,612   $   1,682,525
Insight Midwest LP
  9.75%, 10/01/09(a)                                       552         561,661
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(a)                                     1,274       1,369,550
  11.25%, 6/15/16(a)(b)                                  2,812       3,184,590
Lamar Media Corp.
  6.625%, 8/15/15(a)                                       475         467,875
Liberty Media Corp.
  5.70%, 5/15/13(a)                                        545         522,087
  7.875%, 7/15/09(a)                                       350         367,385
  8.25%, 2/01/30(a)                                        530         541,446
LIN Television Corp.
  6.50%, 5/15/13(a)                                        725         706,875
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                                      2,755       2,823,875
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                                     1,453       1,416,675
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                     764         811,750
  10.375%, 9/01/14(a)(b)                                   729         816,480
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                       545         550,450
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                      1,190       1,246,525
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                   982       1,028,645
WMG Holdings Corp.
  9.50%, 12/15/14(a)(e)                                  3,196       2,508,860
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)                                        840         848,400
                                                                 -------------
                                                                    44,800,160

Communications - Telecommunications-8.8%
American Tower Corp.
  7.125%, 10/15/12(a)                                    2,430       2,512,012
Citizens Communications Co.
  6.25%, 1/15/13(a)                                      1,977       1,977,000
Cricket Communications, Inc.
  9.375%, 11/01/14(a)(b)                                 2,470       2,605,850
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                                   1,727       1,839,255
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)                                      620         658,750
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                      665         685,781
Idearc, Inc.
  8.00%, 11/15/16(a)(b)                                  1,710       1,744,200
Inmarsat Finance PLC
  10.375%, 11/15/12(a)(e)                                1,037         972,188
  7.625%, 6/30/12(a)                                     1,835       1,903,812


134 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Level 3 communications, Inc.
  11.50%, 3/01/10(a)                                  $    655   $     727,050
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)                                     1,853       2,163,377
  8.75%, 2/15/17(a)(b)                                     835         838,131
  9.25%, 11/01/14(a)(b)                                  2,845       2,919,681
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                                   1,858       1,951,000
PanAmSat Corp.
  9.00%, 8/15/14(a)                                      1,171       1,264,680
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                      4,029       4,124,689
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                        350         362,688
Qwest Corp.
  6.875%, 9/15/33(a)                                     2,240       2,170,000
  8.875%, 3/15/12(a)                                       355         392,275
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                      1,191       1,222,264
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                        740         793,650
Windstream Corp.
  8.125%, 8/01/13(a)                                       714         770,228
  8.625%, 8/01/16(a)                                       810         886,950
                                                                 -------------
                                                                    35,485,511

Consumer Cyclical - Automotive-6.9%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                        45          45,225
Ford Motor Co.
  7.45%, 7/16/31(a)                                      3,870       3,105,675
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                      1,298       1,284,371
  7.00%, 10/01/13(a)                                     2,524       2,421,256
  8.11%, 1/13/12(a)(c)                                   2,785       2,800,028
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                     3,570       3,612,851
General Motors Corp.
  8.25%, 7/15/23(a)                                      4,155       3,864,150
  8.375%, 7/15/33(a)                                     2,985       2,768,587
Goodyear Tire & Rubber Co.
  8.625%, 12/01/11(a)(b)                                   445         472,813
  9.00%, 7/01/15(a)                                      2,010       2,183,362
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                     1,436       1,428,820
Lear Corp.
  8.50%, 12/01/13(a)                                       370         361,675
  8.75%, 12/01/16(a)                                       530         510,787
Tenneco, Inc.
  8.625%, 11/15/14(a)                                      465         484,763


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 135


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                  $    667   $     716,191
  11.00%, 2/15/13(a)                                       490         537,162
Visteon Corp.
  7.00%, 3/10/14(a)                                      1,795       1,561,650
                                                                 -------------
                                                                    28,159,366

Consumer Cyclical - Other-8.8%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                       737         759,110
Broder Brothers Co.
  11.25%, 10/15/10(a)                                      642         650,025
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                     1,570       1,656,350
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                     1,307       1,352,745
Greektown Holdings
  10.75%, 12/01/13(a)(b)                                   550         588,500
Harrah's Operating Co., Inc.
  5.625%, 6/01/15(a)                                     3,460       2,992,900
Host Hotels & Resorts LP
  6.875%, 11/01/14(a)                                      385         391,738
Host Marriott LP
  6.75%, 6/01/16(a)                                      2,935       2,949,675
K2, Inc.
  7.375%, 7/01/14(a)                                       800         808,000
KB HOME
  6.375%, 8/15/11(a)                                       600         602,290
  7.75%, 2/01/10(a)                                        410         418,713
Levi Strauss & Co.
  8.875%, 4/01/16(a)                                       742         799,505
  10.11%, 4/01/12(a)(c)                                    173         176,676
Mandalay Resort Group
  10.25%, 8/01/07(a)                                       915         931,013
MGM MIRAGE
  6.625%, 7/15/15(a)                                     3,952       3,798,860
  7.625%, 1/15/17(a)                                       905         916,313
  8.375%, 2/01/11(a)                                     2,179       2,287,950
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                     1,245       1,266,787
NCL Corp.
  10.625%, 7/15/14(a)                                      957         973,747
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                    1,496       1,496,000
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                     1,416       1,486,800
Six Flags, Inc.
  9.625%, 6/01/14(a)                                     1,250       1,209,375
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                       395         357,969
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                 1,097       1,127,167


136 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                                  $    913   $     970,063
Universal City Florida Holding Co.
  8.375%, 5/01/10(a)                                       630         653,625
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                     1,107       1,104,232
Wynn Las Vegas LLC
  6.625%, 12/01/14(a)                                    2,935       2,905,650
                                                                 -------------
                                                                    35,631,778

Consumer Cyclical - Restaurants-0.3%
Domino's, Inc.
  8.25%, 7/01/11(a)                                        869         911,146
Sbarro, Inc.
  10.375%, 2/01/15(a)(b)                                   415         432,638
                                                                 -------------
                                                                     1,343,784

Consumer Cyclical - Retailers-2.0%
AutoNation, Inc.
  7.36%, 4/15/13(a)(c)                                     175         177,625
Bon-Ton Department Stores, Inc.
  10.25%, 3/15/14(a)                                     1,130       1,197,800
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)                                      555         570,956
Couche-Tard
  7.50%, 12/15/13(a)                                     1,006       1,031,150
GSC Holdings Corp
  8.00%, 10/01/12(a)                                     2,070       2,199,375
Rite Aid Corp.
  6.875%, 8/15/13(a)                                     1,100         987,250
  9.25%, 6/01/13(a)                                        870         876,525
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                     1,097       1,149,799
                                                                 -------------
                                                                     8,190,480

Consumer Non-Cyclical-7.9%
Aramark Corp.
  8.50%, 2/01/15(a)(b)                                   2,265       2,352,769
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                       409         435,585
  9.50%, 8/15/10(a)                                        553         584,797
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                       683         686,415
DaVita, Inc.
  7.25%, 3/15/15(a)                                      1,219       1,231,190
Dean Foods Co.
  7.00%, 6/01/16(a)                                        921         950,932
Del Monte Corp.
  6.75%, 2/15/15(a)                                        395         389,075
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                       420         421,050
  8.875%, 3/15/11(a)                                       718         714,410


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 137


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Elan Finance Corp.
  7.75%, 11/15/11(a)                                  $  2,825   $   2,782,625
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                       670         716,900
HCA, Inc.
  6.375%, 1/15/15(a)                                     2,008       1,731,900
  6.50%, 2/15/16(a)                                      1,520       1,303,400
  6.75%, 7/15/13(a)                                      1,650       1,513,875
  9.625%, 11/15/16(a)(b)(d)                              2,165       2,338,200
HEALTHSOUTH Corp.
  10.75%, 6/15/16(a)(b)                                  1,010       1,128,675
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                      1,174       1,218,025
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)                              3,395       3,577,560
  7.625%, 6/01/16(a)                                     1,800       1,955,020
Select Medical Corp.
  7.625%, 2/01/15(a)                                     1,145       1,007,600
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                       594         606,622
Tenet Healthcare Corp.
  7.375%, 2/01/13(a)                                     1,175       1,098,625
  9.875%, 7/01/14(a)                                       700         712,250
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                     744         790,500
Ventas Realty LP
  6.75%, 4/01/17(a)                                        832         854,880
Visant Corp.
  7.625%, 10/01/12(a)                                      883         905,075
                                                                 -------------
                                                                    32,007,955

Energy-2.4%
Chesapeake Energy Corp.
  6.625%, 1/15/16(a)                                       220         221,100
  6.875%, 1/15/16(a)                                       270         273,375
  7.50%, 9/15/13(a)                                        805         839,213
  7.75%, 1/15/15(a)                                      1,895       1,975,537
Compagnie Generale de Geophysique-Veritas
  7.50%, 5/15/15(a)                                         70          71,400
  7.75%, 5/15/17(a)                                        195         201,825
Complete Production Services, Inc.
  8.00%, 12/15/16(a)(b)                                    650         664,625
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                       856         834,600
Hilcorp Energy
  7.75%, 11/01/15(a)(b)                                    760         760,000
OPTI Canada, Inc.
  8.25%, 12/15/14(a)(b)                                    313         322,390
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)                                       776         824,500
Pride International, Inc.
  7.375%, 7/15/14(a)                                       634         649,850


138 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Range Resources Corp.
  7.50%, 5/15/16(a)                                   $    940   $     965,850
Tesoro Corp.
  6.25%, 11/01/12(a)                                     1,180       1,185,900
                                                                 -------------
                                                                     9,790,165

Other Industrial-1.2%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                                   910         974,838
Central European Distribution Corp.
  8.00%, 7/25/12(a)                                        216         311,427
FastenTech, Inc.
  11.50%, 5/01/11(a)                                       560         595,000
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                       556         601,870
RBS Global & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                                   1,045       1,099,862
  11.75%, 8/01/16(a)(b)                                    475         515,375
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                      655         661,550
                                                                 -------------
                                                                     4,759,922

Services-1.3%
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                                   1,410       1,431,150
Horizon Lines LLC
  9.00%, 11/01/12(a)                                       434         454,615
Service Corp. International
  6.50%, 3/15/08(a)                                      1,029       1,034,145
  6.75%, 4/01/16(a)                                      1,000         997,500
  7.70%, 4/15/09(a)                                        980       1,016,750
West Corp.
  9.50%, 10/15/14(a)(b)                                    350         368,375
                                                                 -------------
                                                                     5,302,535

Technology-5.0%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                      2,055       2,096,100
Avago Technologies Finance
  10.125%, 12/01/13(a)                                     755         807,850
Computer Associates, Inc.
  4.75%, 12/01/09(a)(b)                                    965         946,874
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                                      1,418       1,403,820
Freescale Semiconductor, Inc.
  9.125%, 12/15/14(a)(b)(d)                              2,780       2,818,225
  10.125%, 12/15/16(a)(b)                                  660         675,675
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                                     1,360       1,305,600
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                     1,266       1,171,050
Nortel Networks, Ltd.
  10.125%, 7/15/13(a)(b)                                 1,025       1,127,500


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 139


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
NXP BV
  8.11%, 10/15/13(a)(b)(c)                            $    750   $     766,875
  9.50%, 10/15/15(a)(b)                                    445         459,463
Seagate Technology HDD Holdings
  6.375%, 10/01/11(a)                                    2,143       2,153,715
  6.80%, 10/01/16(a)                                       953         960,147
SERENA Software, Inc.
  10.375%, 3/15/16(a)                                      875         947,188
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                                     2,472       2,638,860
                                                                 -------------
                                                                    20,278,942

Transportation - Airlines-0.9%
AMR Corp.
  9.00%, 8/01/12(a)                                      1,675       1,771,313
Continental Airlines, Inc.
  8.75%, 12/01/11(a)                                     1,330       1,336,650
  7.875%, 7/02/18(a)                                       611         635,314
                                                                 -------------
                                                                     3,743,277

Transportation - Services-0.5%
Hertz Corp.
  10.50%, 1/01/16(a)                                       925       1,054,500
  8.875%, 1/01/14(a)                                       795         856,612
                                                                 -------------
                                                                     1,911,112
                                                                 -------------
                                                                   285,517,543

Non Corporates-4.9%
Derivative-4.9%
Racers SER
  Series 06-6-T
  5.30%, 5/01/07(a)(b)(c)                               18,550      19,671,904

Utilities-10.0%
Electric-7.0%
AES Corp.
  7.75%, 3/01/14(a)                                      2,430       2,545,425
  8.75%, 5/15/13(a)(b)                                     225         240,188
  9.00%, 5/15/15(a)(b)                                   1,080       1,156,950
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11(a)                                      1,070       1,139,550
  8.25%, 4/15/12(a)(b)                                   1,830       2,003,850
Aquila, Inc.
  14.875%, 7/01/12(a)                                    1,096       1,430,280
CMS Energy Corp.
  8.50%, 4/15/11(a)                                        835         905,975
Dynegy Holdings, Inc.
  8.375%, 5/01/16(a)                                     2,230       2,386,100
Dynegy-Roseton Danskammer
  7.67%, 11/08/16(a)                                     1,222       1,295,320
  7.27%, 11/08/10(a)                                       385         392,700


140 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Edison Mission Energy
  7.50%, 6/15/13(a)                                   $  1,860   $   1,943,700
  7.75%, 6/15/16(a)                                        695         736,700
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                        420         428,400
  7.375%, 2/01/16-1/15/17(a)                             3,110       3,168,600
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                       898         931,675
  9.50%, 7/15/13(a)                                      1,226       1,328,677
Sierra Pacific Power Co.
  6.00%, 5/15/16(a)                                        440         450,819
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                       960       1,039,621
TECO Energy, Inc.
  7.00%, 5/01/12(a)                                      1,222       1,283,100
TXU Corp.
  4.80%, 11/15/09(a)                                       125         122,674
  5.55%, 11/15/14(a)                                     2,104       1,924,384
  6.50%, 11/15/24(a)                                     1,856       1,682,080
                                                                 -------------
                                                                    28,536,768

Natural Gas-3.0%
El Paso Corp.
  7.375%, 12/15/12(a)                                    1,245       1,325,925
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                                      1,575       1,645,875
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                       974       1,010,525
Regency Energy Partners LP
  8.375%, 12/15/13(a)(b)                                 1,675       1,712,688
Southern Natural Gas Co.
  8.875%, 3/15/10(a)                                       967       1,009,915
The Williams Cos., Inc.
  7.875%, 9/01/21(a)                                     2,214       2,424,330
  7.625%, 7/15/19(a)                                     2,649       2,874,165
                                                                 -------------
                                                                    12,003,423
                                                                 -------------
                                                                    40,540,191

Total Corporates - Non-Investment Grade
  (cost $362,291,625)                                              370,404,861

CORPORATES-INVESTMENT GRADE-4.4%
Financial Institutions-0.3%
Insurance-0.3%
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                     950         955,404


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 141


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Industrial-4.1%
Basic Industry-1.5%
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                   $  2,766   $   2,869,725
Ispat Inland ULC
  9.75%, 4/01/14(a)                                      1,360       1,530,536
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28(a)                                     1,315       1,439,043
                                                                 -------------
                                                                     5,839,304

Communications - Media-0.5%
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                                      1,847       1,934,733

Communications - Telecommunications-1.6%
Mobifon Holdings BV
  12.50%, 7/31/10(a)                                     2,559       2,786,111
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                                     1,346       1,445,268
  7.50%, 3/15/15(a)                                      2,175       2,387,062
                                                                 -------------
                                                                     6,618,441

Consumer Cyclical - Other-0.2%
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                       250         246,469
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                       539         581,355
                                                                 -------------
                                                                       827,824

Energy-0.2%
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                       894         949,636

Technology-0.1%
Xerox Corp.
  6.40%, 3/15/16(a)                                        535         554,753
                                                                 -------------
                                                                    16,724,691

Total Corporates - Investment Grade
  (cost $17,498,176)                                                17,680,095

EMERGING MARKETS - NON-INVESTMENT
  GRADE-0.8%
Industrial-0.8%
Communications - Telecommunication-0.4%
Kyivstar
  10.375%, 8/17/09(a)(b)                                 1,467       1,586,194

Consumer Cyclical - Other-0.2%
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                        846         930,756


142 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Non-Cyclical-0.2%
Foodcorp, Ltd.
  8.875%, 6/15/12(a)                       EUR             628   $     889,238

Total Emerging Markets -
  Non-Investment Grade
  (cost $3,307,643)                                                  3,406,188

PREFERRED STOCK-0.2%
Financial Institutions-0.2%
Real Estate Investment Trust-0.2%
Sovereign REIT 12.00%(a)(b)
  (cost $904,800)                                     $    624         965,250

COMMON STOCKS-0.0%
Phase Metrics(a)(g)-%
  (cost $904)                                           90,400             904

SHORT-TERM INVESTMENT-1.8%
INVESTMENT COMPANIES-1.8%
AllianceBernstein Fixed Income Shares, Inc.-
  Government STIF Portfolio(h)                       7,316,585       7,316,585

Total Investments-98.6%
  (cost $391,319,733)                                              399,773,883
Other assets less liabilities-1.4%                                   5,625,493

Net Assets-100%                                                  $ 405,399,376


(a) Positions, or portion thereof, with an aggregate market value of $391,688,830 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $105,816,678 or 26.1% of net assets.

(c)  Variable rate coupon, rate shown as of February 28, 2007.

(d)  Pay-In-Kind Payments (PIK).

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Security is in default and is non-income producing.

(g)  Non-income producing security.

(h)  Investment in affiliated money market mutual fund.


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 143


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and The AllianceBernstein Portfolios (the "Trust") in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a "Strategy" and collectively the "Strategies"), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2)

It should be noted that on or around May 23, 2005, the Strategies began allocating its assets among the appropriate underlying portfolios of the AllianceBernstein Pooling Portfolios (the "Pooling Portfolios"), rather than making direct investments in portfolio securities. This approach was undertaken to enhance portfolio management efficiencies and reduce costs. The advisory fee paid by the Strategies, which invests substantially all of its assets in the Pooling Portfolios, is deemed to be paid in part in return for the Adviser's management of the relevant portion of the underlying Pooling Portfolios.(3)

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Advisory fees charged to institutional and other clients of the Adviser for like services;

   2.   Advisory fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Trustees on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include "AllianceBernstein."

(3)  No investment advisory fees are paid by the Pooling Portfolios.


144 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Strategies grow larger; and

   6. Nature and quality of the Adviser's services including the performance of the Strategies.


STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS
The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(4)

Category  Net Assets       Advisory Fees                   Strategy
-------------------------------------------------------------------------------
Balanced   $1,776.1  55 bp on 1st $2.5 billion     Balanced Wealth Strategy
                     45 bp on next $2.5 billion
                     40 bp on the balance

Blend      $1,257.2  65 bp on 1st $2.5 billion     Wealth Appreciation Strategy
                     55 bp on next $2.5 billion
                     50 bp on the balance

Balanced   $  514.2  55 bp on 1st $2.5 billion     Wealth Preservation Strategy
                     45 bp on next $2.5 billion
                     40 bp on the balance


The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratios to the amounts set forth below for the Strategy's fiscal year. The waiver is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that Balanced Wealth Strategy, Wealth Appreciation Strategy and Wealth Preservation Strategy (with the exception of the Class R shares of the Strategy) were operating below their expense caps in the latest fiscal year; accordingly, the expense limitation undertakings of these Strategies were of no effect (except for the Class R shares of the


(4) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 145


Wealth Preservation Strategy). In addition, set forth below are the gross expense ratios of each Strategy during the most recently completed fiscal year:

                                 Expense Cap
                                 Pursuant to          Gross
                              Expense Limitation     Expense       Fiscal
Strategy                         Undertaking          Ratio       Year End
-------------------------------------------------------------------------------
Balanced Wealth Strategy        Class A  1.20%        1.00%      August 31
                                Class B  1.90%        1.71%      (ratios as of
                                Class C  1.90%        1.70%      February 28,
                                Class R  1.40%        1.34%      2006)
                                Class K  1.15%        1.06%
                                Class I  0.90%        0.73%
                                Advisor  0.90%        0.70%

Wealth Appreciation Strategy    Class A  1.50%        1.15%      August 31
                                Class B  2.20%        1.88%      (ratios as of
                                Class C  2.20%        1.86%      February 28,
                                Class R  1.70%        1.40%      2006)
                                Class K  1.45%        1.11%
                                Class I  1.20%        1.84%
                                Advisor  1.20%        1.85%

Wealth Preservation Strategy    Class A  1.20%        1.04%      August 31
                                Class B  1.90%        1.75%      (ratios as of
                                Class C  1.90%        1.74%      February 28,
                                Class R  1.40%        1.44%      2006)
                                Class K  1.15%        1.12%
                                Class I  0.90%        0.78%
                                Advisor  0.90%       0.757%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of finan-


146 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


cial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Strategies, which now invest almost all of its assets in shares of the Pooling Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, with respect to the Strategies, the Adviser represented that there are no institutional products that have substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. The following table shows the fee schedule of the AVPS portfolios that have a similar investment style as certain of the
Strategies:

Strategy                             AVPS Portfolio             Fee Schedule
---------------------------------------------------------------------------------------
Balanced Wealth Strategy            Balanced Wealth         0.55% on first $2.5 billion
                                    Strategy Portfolio      0.45% on next $2.5 billion
                                                            0.40% on the balance

Wealth Appreciation Strategy        Wealth Appreciation     0.65% on first $2.5 billion
                                    Strategy Portfolio      0.55% on next $2.5 billion
                                                            0.50% on the balance


The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 147


investors. The Adviser charges the following "all-in" fee(5) for each of the Global Wealth Strategies:

Fund                                                               Fee
-------------------------------------------------------------------------------
Global Equity Blend                                               1.60%
Global Balanced                                                   1.40%
Global Conservative                                               1.15%


The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Strategy's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Strategy.(6)

                                      Effective        Lipper
                                      Management       Group
Strategy                                Fee(7)         Median         Rank
-------------------------------------------------------------------------------
Balanced Wealth Strategy                0.550          0.673          5/17
Wealth Appreciation Strategy(8)         0.650          0.795          1/12
Wealth Preservation Strategy(9)         0.550          0.725          1/12


(5) The "all-in" fee shown is for the Class A shares of each of the Global Wealth Strategies. This includes a fee for investment advisory services and a separate fee for distribution related services.

(6) The effective management fee is calculated by Lipper using each Strategy's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Strategy has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(8) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Lipper Expense Group, including the Strategy itself, consists of 5 peers of Global Multi-Cap Growth Fund ("GMLG"), 4 peers of Global Large-Cap Core Fund ("GLCG"), and 3 peers of Global Multi-Cap Value Fund ("GMLV"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of GMLG, GLCG and GMLV, excluding outliers.

(9) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Expense Group, including the Strategy itself, consists of 4 peers of Mixed-Asset Target Allocation Conservative Fund ("MTAC") and 8 peers of Mixed-Asset Target Allocation Moderate Fund ("MTAM"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of MTAC and MTAM, excluding outliers.


148 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


Lipper also analyzed the total expense ratio, which includes an underlying expense ratio,(10) of each Strategy in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Strategy. However, at the request of the Senior Officer and the Adviser, because of the limited number of peers in the expense groups and universes, Lipper expanded the expense groups and universes of Wealth Appreciation Strategy and Wealth Preservation Strategy to include funds of similar (but not the same) investment classifications/objectives as the Strategies. The result of that analysis is set forth below:

                                   Expense    Lipper      Lipper    Lipper       Lipper
                                    Ratio      Group      Group    Universe     Universe
Strategy                           (%)(13)   Median (%)   Rank     Median (%)    Rank
-----------------------------------------------------------------------------------------
Balanced Wealth Strategy            1.211      1.152      11/17      1.240       30/67
Wealth Appreciation Strategy(14)    1.401      1.435       6/12      1.485       13/30
Wealth Preservation Strategy(15)    1.270      1.271       6/12      1.258       31/57


Based on this analysis, the Strategies have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and prof-


(10) The underlying expense ratio is an annualized weighted average total expense ratio estimate of each Strategy's underlying portfolios. The period in which the Strategies' underlying expense ratio is based on is from the Strategies' most recent fiscal year end through February 28, 2006. For Balanced Wealth Strategy, Wealth Appreciation Strategy and Wealth Preservation Strategy the underlying expense ratios are 0.08%, 0.08% and 0.07% respectively.

(11) Lipper uses the following criteria in screening funds to be included in each Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13) The total expense ratios shown are for the Strategies' Class A shares.

(14) See footnote 7.

(15) See footnote 8.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 149


itability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to each Strategy increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Strategies, certain of the Adviser's affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Strategies and brokerage related services to the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Strategies.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Strategies' principal underwriter. ABI and the Adviser have disclosed in the Strategies' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


150 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies' Class A shares during the Strategies' most recently completed fiscal year:

Strategy                                                  Amount Received
-------------------------------------------------------------------------------
Balanced Wealth Strategy                                      $488,963
Wealth Appreciation Strategy                                  $201,243
Wealth Preservation Strategy                                  $167,146


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies' most recent fiscal year:

                                             12b-1 Fees              CDSC
Strategy                                      Received             Received
-------------------------------------------------------------------------------
Balanced Wealth Strategy                     $4,406,256            $470,769
Wealth Appreciation Strategy                 $2,489,745            $279,073
Wealth Preservation Strategy                 $1,572,500            $202,428


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Strategies in the most recent fiscal year:

Strategy                                                     ABIS Fee(17)
-------------------------------------------------------------------------------
Balanced Wealth Strategy                                      $359,899
Wealth Appreciation Strategy                                  $308,014
Wealth Preservation Strategy                                  $102,501


The Strategies and the Pooling Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Strategies' most recently completed fiscal year.(18) The Adviser represented that SCB's profitability from business conducted with the Strategies and the Pooling Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its


(17) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Strategy's account.

(18) As previously mentioned, the Strategies now pursue their investment objectives through investing almost of all of its assets in shares of the Pooling Portfolios.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 151


clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.
With assets under management of $625 billion as of June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.


152 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


The information below, which was prepared by Lipper, shows the 1 year performance rankings of the Strategies relative to their Lipper Performance Groups(19) and Lipper Performance Universes(20) for the periods ended April 30, 2006:

Balanced Wealth Strategy                               Group       Universe
-------------------------------------------------------------------------------
  1 year                                                3/17        17/113

Wealth Appreciation Strategy                           Group       Universe
-------------------------------------------------------------------------------
  1 year                                                 4/5          9/15

Wealth Preservation Strategy                           Group       Universe
-------------------------------------------------------------------------------
  1 year                                                 1/4          7/65


Set forth below are the 1 year and since inception performance returns of the Strategies (in bold)(21) versus their benchmarks:(22)

                                                  Periods Ending April 30, 2006
                                                      Annualized Performance
-------------------------------------------------------------------------------
                                                       1              Since
Strategy                                              Year          Inception
-------------------------------------------------------------------------------
Balanced Wealth Strategy                             17.58           12.43

S&P 500 Stock Index                                  15.41           13.21

60% S&P 500 Stock Index /                             9.53            8.89
40% Lehman Brothers Aggregate Bond Index


Wealth Appreciation Strategy                         27.25           17.59

S&P 500 Stock Index                                  15.41           13.21

70% S&P 500 Stock Index / 30% MSCI EAFE              20.83           17.17
Index (Net)


Wealth Preservation Strategy                          9.33            7.45

Lehman Brothers Aggregate Bond Index                  0.71            2.40

70% Lehman Brothers Aggregate Bond Index /            5.12            5.64
30% S&P 500 Stock Index


(19) The Lipper Performance Group is identical to the Lipper Expense Group.

(20) The Strategies' Lipper Performance Groups/Universes may not be identical to the corresponding Lipper Expense Group/Universe since the Strategies' Lipper Expense Groups/Universes may exclude funds with negative management fees and funds with a different expense structure. In addition, each Strategy's Lipper Performance Group/Universe only includes funds of the same Lipper investment classification/objective as the Strategy, in contrast to each Strategy's Lipper Expense Group/Universe, which may include funds of similar but not the same investment classification/objective.

(21) The performance returns shown are for the Class A shares of the Strategies.

(22) The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 153


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: September 7, 2006


154 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN WEALTH STRATEGIES o 155


NOTES




156 o ALLIANCEBERNSTEIN WEALTH STRATEGIES


ALLIANCEBERNSTEIN WEALTH STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


WS-0152-0207


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein Tax-Managed Wealth Strategies


Wealth Appreciation Strategy
Balanced Wealth Strategy
Wealth Preservation Strategy


Semi-Annual Report

February 28, 2007



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
===========================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




April 17, 2007


SEMI-ANNUAL REPORT

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the "Strategies") for the semi-annual reporting period ended February 28, 2007.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
INVESTMENT OBJECTIVE AND POLICIES

AllianceBernstein Tax-Managed Wealth Appreciation Strategy's investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategies' growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/- 5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
INVESTMENT OBJECTIVE AND POLICIES

AllianceBernstein Tax-Managed Balanced Wealth Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility. Within the Strategy's equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weight-


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 1


ings of the Strategy's debt and equity components, the equity component's growth and value and U.S. and non-U.S. companies weightings (and the equity sub-components defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy's fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH PRESERVATION STRATEGY
INVESTMENT OBJECTIVE AND POLICIES

AllianceBernstein Tax-Managed Wealth Preservation Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings and U.S. and


2 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


non-U.S. companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

INVESTMENT RESULTS

The tables on pages 7-9 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended February 28, 2007. Each Strategy's balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor's (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Lehman Brothers (LB) 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% LB 5-Year General Obligation Municipal Index.

The Strategies underperformed their respective balanced benchmarks for both the six- and 12-month periods ended February 28, 2007.

In both U.S. and developed international markets, growth stocks underperformed value stocks by a significant margin and detracted from the Strategies' overall returns. The Strategies' approach of seeking return in not only the U.S. but also in the international equity markets contributed to overall performance for the Strategies as international stocks outperformed U.S. stocks during the review period. International stocks, as represented by the MSCI EAFE Index, returned 12.17% and 21.07% for the six- and 12-month periods ended February 28, 2007, respectively, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 8.93% and 11.96% for the same periods, respectively.

The U.S. municipal bond market, as represented by the LB 5-Year General Obligation Municipal Index, performed in line with market yields, returning 1.83% and 3.60% for the six-and 12-month periods, respectively. Given its higher exposure to equities, AllianceBernstein Tax-Managed Wealth Appreciation Strategy delivered higher absolute returns than AllianceBernstein Tax-Managed Balanced Wealth Strategy, which in turn out-performed AllianceBernstein Tax-Managed Wealth Preservation Strategy.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 3


MARKET REVIEW AND INVESTMENT STRATEGY

The six- and 12-month periods ended February 28, 2007 were strong for the global capital markets. Stocks continued to produce sizable returns. Several factors provided fuel to the equity markets around the world, including solid economic growth, robust corporate earnings and booming merger and acquisition activity.

As previously noted, international stocks outperformed U.S. stocks. As in the U.S. market, a strong fundamental picture provided support, aided by most major currencies strengthening against the dollar; therefore, non-U.S. stocks produced higher returns when translated into U.S. dollars. Emerging-market stocks, meanwhile, led both the U.S. and major developed markets thanks to robust country fundamentals.

Global equity valuations between attractively priced and expensive stocks remain unusually compressed. With many companies posting strong earnings growth, investors have not felt the need to pay a premium for growth stocks. As value stocks continue to outperform, the value opportunity has declined and growth stocks have become more and more attractive. The Strategies' equity holdings remained positioned to take advantage of the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums.

While bonds posted modest returns globally, bonds of lower credit quality outperformed, as investors continued to search for additional yield. Overall, credit spreads remain historically low, and the Strategies' fixed-income positions are cautious in accordance with the diminished opportunity. The fixed-income positions continue to serve as portfolio stabilizers and complements to the Strategies' equity exposures.

As always, the Strategies' Blend Investment Policy Team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies' portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.


4 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies' quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategy for a portion of its expenses to the extent necessary to limit Tax-Managed Wealth Preservation Strategy's expenses on an annual basis to 1.20%, 1.90%, 1.90% and 0.90% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. These waivers extend through the Strategy's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Strategy's expenses would have been higher and each Class' performance would have been lower than that shown.

BENCHMARK DISCLOSURE

The unmanaged Standard & Poor's (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Lehman Brothers (LB) 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The LB 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 5


HISTORICAL PERFORMANCE
(continued from previous page)


The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A WORD ABOUT RISK

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies' shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.


(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                         ======================
PERIODS ENDED FEBRUARY 28, 2007                        6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy
  Class A                                               8.64%         9.58%
  Class B                                               8.25%         8.89%
  Class C                                               8.33%         8.88%
  Advisor Class*                                        8.85%         9.95%

70% S&P 500 Stock Index/30% MSCI EAFE Index             9.90%        14.69%

S&P 500 Stock Index                                     8.93%        11.96%

MSCI EAFE Index                                        12.17%        21.07%

* Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 7


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                         ======================
PERIODS ENDED FEBRUARY 28, 2007                        6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Tax-Managed Balanced
  Wealth Strategy
  Class A                                               5.13%         6.39%
  Class B                                               4.67%         5.58%
  Class C                                               4.66%         5.65%
  Advisor Class*                                        5.18%         6.69%

50% S&P 500 Stock Index/50% LB 5-Year
  General Obligation Municipal Index                    5.38%         7.78%

S&P 500 Stock Index                                     8.93%        11.96%

LB 5-Year General Obligation Municipal Index            1.83%         3.60%

* Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE STRATEGY VS. ITS BENCHMARK                         ======================
PERIODS ENDED FEBRUARY 28, 2007                        6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Tax-Managed Wealth
  Preservation Strategy
  Class A                                               3.50%         4.73%
  Class B                                               3.14%         4.04%
  Class C                                               3.14%         3.95%
  Advisor Class*                                        3.74%         5.13%

30% S&P 500 Stock Index/70% LB 5-Year
  General Obligation Municipal Index                    3.96%         6.11%

S&P 500 Stock Index                                     8.93%        11.96%

LB 5-Year General Obligation Municipal Index            1.83%         3.60%

* Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 9


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
===============================================================================
                                             NAV Returns          SEC Returns
CLASS A SHARES
1 Year                                           9.58%                4.90%
Since Inception*                                13.18%               11.79%

CLASS B SHARES
1 Year                                           8.89%                4.89%
Since Inception*                                12.42%               12.20%

CLASS C SHARES
1 Year                                           8.88%                7.88%
Since Inception*                                12.44%               12.44%

ADVISOR CLASS SHARES+
1 Year                                           9.95%                9.95%
Since Inception*                                13.56%               13.56%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
                                                                  SEC Returns
CLASS A SHARES
1 Year                                                                5.33%
Since Inception*                                                     12.00%

CLASS B SHARES
1 Year                                                                5.21%
Since Inception*                                                     12.37%

CLASS C SHARES
1 Year                                                                8.21%
Since Inception*                                                     12.60%

ADVISOR CLASS SHARES+
1 Year                                                               10.33%
Since Inception*                                                     13.72%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 11


TAX-MANAGED WEALTH APPRECIATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
                                                                    Returns
CLASS A SHARES
1 Year                                                                5.21%
Since Inception*                                                     11.91%

CLASS B SHARES
1 Year                                                                5.17%
Since Inception*                                                     12.31%

CLASS C SHARES
1 Year                                                                8.16%
Since Inception*                                                     12.53%

ADVISOR CLASS SHARES+
1 Year                                                               10.16%
Since Inception*                                                     13.60%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
CLASS A SHARES
1 Year                                                                3.63%
Since Inception*                                                     10.40%

CLASS B SHARES
1 Year                                                                3.46%
Since Inception*                                                     10.73%

CLASS C SHARES
1 Year                                                                5.40%
Since Inception*                                                     10.93%

ADVISOR CLASS SHARES+
1 Year                                                                6.94%
Since Inception*                                                     11.92%


* Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
===============================================================================
                                             NAV Returns          SEC Returns
CLASS A SHARES
1 Year                                           6.39%                1.91%
5 Years                                          4.99%                4.09%
10 Years                                         5.40%                4.94%

CLASS B SHARES
1 Year                                           5.58%                1.58%
5 Years                                          4.20%                4.20%
10 Years(a)                                      4.78%                4.78%

CLASS C SHARES
1 Year                                           5.65%                4.65%
5 Years                                          4.23%                4.23%
10 Years                                         4.64%                4.64%

ADVISOR CLASS SHARES+
1 Year                                           6.69%                6.69%
Since Inception*                                 8.04%                8.04%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 13


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
                                                                  SEC Returns
CLASS A SHARES
1 Year                                                                2.43%
5 Years                                                               4.00%
10 Years                                                              5.32%

CLASS B SHARES
1 Year                                                                2.18%
5 Years                                                               4.13%
10 Years(a)                                                           5.14%

CLASS C SHARES
1 Year                                                                5.25%
5 Years                                                               4.16%
10 Years                                                              5.01%

ADVISOR CLASS SHARES+
1 Year                                                                7.25%
Since Inception*                                                      8.11%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED BALANCED WEALTH STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
                                                                    Returns
CLASS A SHARES
1 Year                                                                2.22%
5 Years                                                               3.82%
10 Years                                                              3.88%

CLASS B SHARES
1 Year                                                                2.06%
5 Years                                                               4.07%
10 Years(a)                                                           3.91%

CLASS C SHARES
1 Year                                                                5.13%
5 Years                                                               4.10%
10 Years                                                              3.78%

ADVISOR CLASS SHARES+
1 Year                                                                6.99%
Since Inception*                                                      7.97%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
CLASS A SHARES
1 Year                                                                1.95%
5 Years                                                               3.42%
10 Years                                                              3.96%

CLASS B SHARES
1 Year                                                                1.65%
5 Years                                                               3.56%
10 Years(a)                                                           3.95%

CLASS C SHARES
1 Year                                                                3.64%
5 Years                                                               3.59%
10 Years                                                              3.83%

ADVISOR CLASS SHARES+
1 Year                                                                5.16%
Since Inception*                                                      7.08%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 15


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007
===============================================================================
                                             NAV Returns          SEC Returns
CLASS A SHARES
1 Year                                           4.73%                0.27%
5 Years                                          4.61%                3.71%
10 Years                                         5.28%                4.83%

CLASS B SHARES
1 Year                                           4.04%                0.04%
5 Years                                          3.86%                3.86%
10 Years(a)                                      4.71%                4.71%

CLASS C SHARES
1 Year                                           3.95%                2.95%
5 Years                                          3.88%                3.88%
10 Years                                         4.55%                4.55%

ADVISOR CLASS SHARES+
1 Year                                           5.13%                5.13%
Since Inception*                                 5.51%                5.51%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


16 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
                                                                  SEC Returns
CLASS A SHARES
1 Year                                                                0.64%
5 Years                                                               4.07%
10 Years                                                              5.07%

CLASS B SHARES
1 Year                                                                0.42%
5 Years                                                               4.26%
10 Years(a)                                                           4.94%

CLASS C SHARES
1 Year                                                                3.42%
5 Years                                                               4.26%
10 Years                                                              4.80%

ADVISOR CLASS SHARES+
1 Year                                                                5.43%
Since Inception*                                                      5.56%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 17


TAX-MANAGED WEALTH PRESERVATION STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
                                                                    Returns
CLASS A SHARES
1 Year                                                                0.23%
5 Years                                                               3.71%
10 Years                                                              3.57%

CLASS B SHARES
1 Year                                                                0.10%
5 Years                                                               4.00%
10 Years(a)                                                           3.65%

CLASS C SHARES
1 Year                                                                3.10%
5 Years                                                               4.00%
10 Years                                                              3.52%

ADVISOR CLASS SHARES+
1 Year                                                                4.97%
Since Inception*                                                      5.39%


RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
===============================================================================
CLASS A SHARES
1 Year                                                                1.10%
5 Years                                                               3.40%
10 Years                                                              3.55%

CLASS B SHARES
1 Year                                                                0.81%
5 Years                                                               3.58%
10 Years(a)                                                           3.57%

CLASS C SHARES
1 Year                                                                2.75%
5 Years                                                               3.57%
10 Years                                                              3.44%

ADVISOR CLASS SHARES+
1 Year                                                                4.32%
Since Inception*                                                      4.88%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Date: 9/2/03 for Advisor Class shares.

+    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.


See Historical Performance disclosures on pages 5-6.


18 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


FUND EXPENSES


As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


TAX-MANAGED WEALTH APPRECIATION STRATEGY

                                              Beginning               Ending
                                            Account Value          Account Value        Expenses Paid
                                          September 1, 2006      February 28, 2007      During Period*
======================================================================================================
CLASS A
Actual                                        $ 1,000               $ 1,086.43             $ 6.00
Hypothetical (5% return before expenses)      $ 1,000               $ 1,019.04             $ 5.81

CLASS B
Actual                                        $ 1,000               $ 1,082.52             $ 9.71
Hypothetical (5% return before expenses)      $ 1,000               $ 1,015.47             $ 9.39

CLASS C
Actual                                        $ 1,000               $ 1,083.25             $ 9.66
Hypothetical (5% return before expenses)      $ 1,000               $ 1,015.52             $ 9.35

ADVISOR CLASS
Actual                                        $ 1,000               $ 1,088.51             $ 4.45
Hypothetical (5% return before expenses)      $ 1,000               $ 1,020.53             $ 4.31


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 19


FUND EXPENSES


TAX-MANAGED BALANCED WEALTH STRATEGY

                                              Beginning               Ending
                                            Account Value          Account Value        Expenses Paid
                                          September 1, 2006      February 28, 2007      During Period*
======================================================================================================
CLASS A
Actual                                        $ 1,000               $ 1,051.32             $ 5.70
Hypothetical (5% return before expenses)      $ 1,000               $ 1,019.24             $ 5.61

CLASS B
Actual                                        $ 1,000               $ 1,046.71             $ 9.34
Hypothetical (5% return before expenses)      $ 1,000               $ 1,015.67             $ 9.20

CLASS C
Actual                                        $ 1,000               $ 1,046.58             $ 9.29
Hypothetical (5% return before expenses)      $ 1,000               $ 1,015.72             $ 9.15

ADVISOR CLASS
Actual                                        $ 1,000               $ 1,051.84             $ 4.17
Hypothetical (5% return before expenses)      $ 1,000               $ 1,020.73             $ 4.11


TAX-MANAGED WEALTH PRESERVATION STRATEGY

                                              Beginning               Ending
                                            Account Value          Account Value        Expenses Paid
                                          September 1, 2006      February 28, 2007      During Period*
======================================================================================================
CLASS A
Actual                                        $ 1,000               $ 1,035.00             $ 6.05
Hypothetical (5% return before expenses)      $ 1,000               $ 1,018.84             $ 6.01

CLASS B
Actual                                        $ 1,000               $ 1,031.43             $ 9.57
Hypothetical (5% return before expenses)      $ 1,000               $ 1,015.37             $ 9.49

CLASS C
Actual                                        $ 1,000               $ 1,031.40             $ 9.57
Hypothetical (5% return before expenses)      $ 1,000               $ 1,015.37             $ 9.49

ADVISOR CLASS
Actual                                        $ 1,000               $ 1,037.41             $ 4.55
Hypothetical (5% return before expenses)      $ 1,000               $ 1,020.33             $ 4.51


* Expenses are equal to each Class' annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period).


                                   Annualized Expense Ratio
                           ========================================
                           Tax-Managed   Tax-Managed   Tax-Managed
                              Wealth       Balanced       Wealth
                           Appreciation     Wealth     Preservation
                             Strategy      Balanced      Strategy
===================================================================
CLASS A                       1.16%         1.12%         1.20%
CLASS B                       1.88%         1.84%         1.90%
CLASS C                       1.87%         1.83%         1.90%
ADVISOR CLASS                 0.86%         0.82%         0.90%


20 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH APPRECIATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SECURITY TYPE BREAKDOWN*
[ ]   96.1%   Common Stocks                               [PIE CHART OMITTED]
[ ]    0.1%   Non-Convertible Preferred Stocks

[ ]    3.8%   Short-Term


SECTOR BREAKDOWN*
[ ]   30.6%   Financial                                   [PIE CHART OMITTED]
[ ]   11.6%   Technology
[ ]   10.9%   Consumer Cyclical
[ ]    8.7%   Capital Equipment
[ ]    7.2%   Energy
[ ]    7.1%   Medical
[ ]    6.8%   Consumer Staples
[ ]    5.3%   Industrial Commodities
[ ]    3.8%   Telecommunications
[ ]    1.9%   Utilities
[ ]    1.4%   Construction & Housing
[ ]    0.8%   Transportation
[ ]    0.1%   Non-Convertible Preferred Stocks

[ ]    3.8%   Short-Term


* All data are as of February 28, 2007. The Strategy's security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with investment restrictions discussed in the Strategy's prospectus.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 21


TAX-MANAGED BALANCED WEALTH STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SECURITY TYPE BREAKDOWN*
[ ]   51.4%   Municipal Bonds                             [PIE CHART OMITTED]
[ ]   45.7%   Common Stocks

[ ]    2.9%   Short-Term


SECTOR BREAKDOWN*
[ ]   51.4%   Municipal Bonds                             [PIE CHART OMITTED]
[ ]   14.7%   Financial
[ ]    5.4%   Technology
[ ]    5.0%   Consumer Cyclical
[ ]    4.2%   Capital Equipment
[ ]    3.3%   Energy
[ ]    3.1%   Consumer Staples
[ ]    3.0%   Medical
[ ]    2.8%   Industrial Commodities
[ ]    1.9%   Telecommunications
[ ]    1.0%   Utilities
[ ]    0.7%   Construction & Housing
[ ]    0.5%   Transportation
[ ]    0.1%   Consumer Services

[ ]    2.9%   Short-Term


BOND QUALITY RATING BREAKDOWN+
[ ]   66.1%   AAA                                         [PIE CHART OMITTED]
[ ]   21.7%   AA
[ ]    2.2%   A
[ ]    4.0%   BBB
[ ]    5.1%   BB
[ ]    0.2%   B
[ ]    0.7%   CCC


* All data are as of February 28, 2007. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+ The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


22 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TAX-MANAGED WEALTH PRESERVATION STRATEGY
PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SECURITY TYPE BREAKDOWN*
[ ]   69.0%   Municipal Bonds                             [PIE CHART OMITTED]
[ ]   29.2%   Common Stocks

[ ]    1.8%   Short-Term


SECTOR BREAKDOWN*
[ ]   69.0%   Municipal Bonds                             [PIE CHART OMITTED]
[ ]    9.3%   Financial
[ ]    3.5%   Technology
[ ]    3.2%   Consumer Cyclical
[ ]    2.8%   Capital Equipment
[ ]    2.2%   Energy
[ ]    2.1%   Medical
[ ]    2.0%   Consumer Staples
[ ]    1.4%   Industrial Commodities
[ ]    1.3%   Telecommunications
[ ]    0.6%   Utilities
[ ]    0.5%   Construction & Housing
[ ]    0.3%   Transportation

[ ]    1.8%   Short-Term


BOND QUALITY RATING BREAKDOWN+
[ ]   74.5%   AAA                                         [PIE CHART OMITTED]
[ ]   17.4%   AA
[ ]    5.6%   A
[ ]    2.5%   BBB


* All data are as of February 28, 2007. The Strategy's security type and sector breakdowns are expressed as percentages of total investments and may vary over time.

+ The Strategy's bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Strategy's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy's prospectus.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 23


WEALTH APPRECIATION STRATEGY
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                         Shares      U.S. $ Value
=========================================================================
COMMON STOCKS-96.8%

FINANCIAL-30.8%
BANKING-14.5%
Anglo Irish Bank Corp. PLC (Dublin)              32,982    $     702,548
Anglo Irish Bank Corp. PLC (London
  Exchange)                                      40,911          866,908
Banco Bilbao Vizcaya Argentaria SA               54,894        1,335,910
Bank Hapoalim BM                                 36,000          166,599
Bank of America Corp.                            85,800        4,364,646
The Bank of New York Co., Inc                    28,300        1,149,546
Barclays PLC                                     83,400        1,209,368
BNP Paribas SA                                   25,665        2,676,267
China Construction Bank Corp.-Class H           416,000          232,470
Citigroup, Inc.                                 113,800        5,735,520
Comerica, Inc.                                   10,600          640,134
Credit Agricole SA                               24,295          967,835
Credit Suisse Group                              55,317        3,822,203
Credit Suisse Group (New York Exchange)
  (ADR)                                          47,800        3,310,150
Federal Home Loan Mortgage Corp.                 16,800        1,078,224
Federal National Mortgage Association            29,600        1,679,208
Fifth Third Bancorp                              14,500          584,060
Fortis (Euronext Amsterdam)                       3,500          150,384
Fortis (Euronext Brussels)                       17,900          769,093
HBOS PLC                                         49,900        1,056,150
Industrial & Commercial Bank of
  China-Class H(a)                              262,000          144,531
JPMorgan Chase & Co.                            129,850        6,414,590
Keycorp                                          12,900          486,846
Kookmin Bank                                      5,700          511,956
Macquarie Bank Ltd.                              17,569        1,095,546
Mellon Financial Corp.                           14,600          634,078
Mitsubishi UFJ Financial Group, Inc.                 49          600,861
National City Corp.                              30,900        1,169,565
Regions Financial Corp.                          16,400          587,448
Royal Bank of Scotland Group PLC                 35,600        1,399,700
Societe Generale                                  7,185        1,208,314
Standard Chartered PLC                           22,672          633,197
Sumitomo Mitsui Financial Group, Inc.               161        1,566,296
SunTrust Banks, Inc.                             12,000        1,011,720
U.S. Bancorp                                     26,800          955,688
UBS AG (Swiss Virt-X)                            37,034        2,186,824
UniCredito Italiano SpA                         140,405        1,296,700
Wachovia Corp.                                   26,300        1,456,231
Washington Mutual, Inc.                          35,800        1,542,264
Wells Fargo & Co.                                27,800          964,660
                                                           --------------
                                                              58,364,238


24 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
FINANCIAL SERVICES-8.3%
3i Group PLC                                     41,774    $     912,886
Ameriprise Financial, Inc.                       13,800          806,748
Astoria Financial Corp.                          14,600          412,742
The Charles Schwab Corp.                         85,000        1,570,800
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                         2,650        1,428,695
CIT Group, Inc.                                  12,700          717,169
Countrywide Financial Corp.                      30,600        1,171,368
Franklin Resources, Inc.                         35,000        4,108,650
Goldman Sachs Group, Inc.                        11,450        2,308,320
Janus Capital Group, Inc.                        23,800          505,750
Lazard Ltd.-Class A                              11,600          597,284
Legg Mason, Inc.                                 27,000        2,773,980
Lehman Brothers Holdings, Inc.                   10,600          776,980
Man Group PLC                                   140,688        1,512,551
MBIA, Inc.                                       11,200          744,464
Merrill Lynch & Co., Inc.                        59,200        4,953,856
MGIC Investment Corp.                            10,800          651,780
Morgan Stanley                                   10,600          794,152
Nomura Holdings, Inc.                            83,900        1,816,946
NYSE Group, Inc.(a)                              22,500        1,910,250
ORIX Corp.                                        9,530        2,625,296
Prudential Financial, Inc.                          600           54,564
Waddell & Reed Financial, Inc.-Class A            6,900          168,222
                                                           --------------
                                                              33,323,453

INSURANCE-7.5%
Allianz SE                                        7,400        1,592,138
Allstate Corp.                                    7,600          456,456
American International Group, Inc.               89,500        6,005,450
AON Corp.                                        19,200          722,880
Aviva PLC                                        76,559        1,225,883
Chubb Corp.                                      15,700          801,485
Fidelity National Financial, Inc.-Class A        20,700          496,800
Fondiaria-Sai SpA (ordinary shares)               7,300          332,698
Fondiaria-Sai SpA (saving shares)                 3,200          112,285
Friends Provident PLC                            31,270          126,046
Genworth Financial, Inc.-Class A                 27,200          962,064
Hartford Financial Services Group, Inc.          13,100        1,238,736
ING Groep NV                                     43,053        1,836,634
MetLife, Inc.                                    19,300        1,218,795
Muenchener Rueckversicherungs AG                 10,700        1,705,023
Old Republic International Corp.                 30,600          682,992
QBE Insurance Group, Ltd.                        46,745        1,184,263
Swiss Reinsurance                                 9,054          770,164
Torchmark Corp.                                   7,700          492,184
The Travelers Cos, Inc.                          23,900        1,213,164
WellPoint, Inc.(a)                               91,700        7,280,063
                                                           --------------
                                                              30,456,203


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 25


Company                                         Shares      U.S. $ Value
=========================================================================
WHOLESALE & INTERNATIONAL TRADE-0.5%
Li & Fung Ltd.                                  206,000    $     654,929
Mitsui & Co. Ltd.                                83,000        1,491,766
                                                           --------------
                                                               2,146,695
                                                           --------------
                                                             124,290,589

TECHNOLOGY/ELECTRONICS-11.4%
DATA PROCESSING-7.0%
Adobe Systems, Inc.(a)                           33,100        1,299,175
Agere Systems, Inc.-Class A(a)                   14,400          315,504
Akamai Technologies, Inc.(a)                     27,800        1,433,646
Apple, Inc.(a)                                   81,550        6,899,945
Canon, Inc.                                      32,800        1,776,580
CapGemini, SA                                    23,489        1,640,323
Capita Group PLC                                 47,567          602,715
Electronic Data Systems Corp.                    17,400          487,548
EMC Corp.(a)                                      9,300          129,735
Hewlett-Packard Co.                             110,800        4,363,304
Infosys Technologies, Ltd.                       10,666          498,826
International Business Machines Corp.            10,200          948,702
Lexmark International, Inc.-Class A(a)           11,600          702,496
Microsoft Corp.                                 133,100        3,749,427
Network Appliance, Inc.(a)                       59,200        2,289,264
Sanmina-SCI Corp.(a)                             37,000          137,270
Solectron Corp.(a)                               62,400          200,928
Sun Microsystems, Inc.(a)                       161,300          988,769
                                                           --------------
                                                              28,464,157

ELECTRICAL & ELECTRONICS-3.1%
ADC Telecommunications, Inc.(a)                   4,928           80,918
Arrow Electronics, Inc.(a)                        3,100          118,792
Avnet, Inc.(a)                                   10,100          369,357
Broadcom Corp.-Class A(a)                        95,100        3,241,959
Cisco Systems, Inc.(a)                          212,400        5,509,656
Compal Electronics, Inc. (GDR)(b)               103,623          445,579
Foxconn Technology Co., Ltd.                     37,950          407,616
Ingram Micro, Inc.-Class A(a)                    11,800          229,274
Nokia OYJ                                        22,389          488,681
QUALCOMM, Inc.                                   30,350        1,222,498
Siliconware Precision Industries Co.             96,000          168,733
Tech Data Corp.(a)                                4,000          149,120
                                                           --------------
                                                              12,432,183

ELECTRONIC COMPONENTS & INSTRUMENTS-1.3%
AU Optronics Corp.                              300,960          423,496
Flextronics International Ltd.(a)                 6,400           69,952
NVIDIA Corp.(a)                                  61,800        1,915,800
Samsung Electronics Co. Ltd.                        600          362,385
Sharp Corp.                                      54,000        1,006,154


26 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                     47,868    $     531,335
United Microelectronics Corp.                 1,378,016          818,575
                                                           --------------
                                                               5,127,697
                                                           --------------
                                                              46,024,037

CONSUMER CYCLICAL-11.0%
APPLIANCES & HOUSEHOLD DURABLES-0.2%
Black & Decker Corp.                              6,700          564,609
Newell Rubbermaid, Inc.                           5,800          177,596
                                                           --------------
                                                                 742,205

BROADCASTING & PUBLISHING-4.7%
CBS Corp.-Class B                                33,300        1,010,655
Comcast Corp.-Class A(a)                         23,550          605,706
Comcast Corp.-Special-Class A(a)                153,850        3,915,482
Gannett Co. Inc.                                  5,800          355,308
Google, Inc.-Class A(a)                          16,180        7,272,101
Grupo Televisa, SA (ADR)                         15,500          422,995
Idearc, Inc.                                      3,265          111,010
Time Warner, Inc.                               185,400        3,772,890
Tribune Co.                                      10,800          324,324
Viacom, Inc.-Class B(a)                           6,550          255,712
The Walt Disney Co.                              30,500        1,044,930
                                                           --------------
                                                              19,091,113

BUSINESS & PUBLIC SERVICES-0.3%
Lamar Advertising Co.-Class A(a)                 10,000          640,500
Monster Worldwide, Inc.(a)                       13,200          658,152
                                                           --------------
                                                               1,298,652

LEISURE & TOURISM-2.2%
Accor, SA                                         3,329          293,475
Hilton Hotels Corp.                              35,100        1,239,030
Las Vegas Sands Corp.(a)                          6,500          560,820
McDonald's Corp.                                 94,550        4,133,726
Starwood Hotels & Resorts Worldwide, Inc.        34,400        2,263,520
Wynn Resorts Ltd.                                 3,900          382,278
                                                           --------------
                                                               8,872,849

MERCHANDISING-2.9%
eBay, Inc.(a)                                    21,600          692,496
Esprit Holdings Ltd.                             67,000          698,192
Family Dollar Stores, Inc.                       12,300          356,331
Federated Department Stores, Inc.                18,300          817,278
The Gap, Inc.                                    39,700          761,843
Kohl's Corp.(a)                                  43,500        3,001,065
Limited Brands Inc.                              18,200          503,776
Marks & Spencer Group PLC                        61,183          808,951
Office Depot, Inc.(a)                            11,600          386,976
Saks, Inc.                                       15,400          297,528
Target Corp.                                     52,300        3,218,019
                                                           --------------
                                                              11,542,455


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 27


Company                                         Shares      U.S. $ Value
=========================================================================
RECREATION & OTHER CONSUMER-0.1%
Mattel, Inc.                                     11,300    $     293,913
                                                           --------------

TEXTILES & APPAREL-0.6%
Inditex SA                                        7,941          461,494
Jones Apparel Group, Inc.                        15,000          493,800
Liz Claiborne, Inc.                               3,100          139,500
Nike, Inc.-Class B                                6,600          689,502
VF Corp.                                          9,200          734,252
                                                           --------------
                                                               2,518,548
                                                           --------------
                                                              44,359,735

CAPITAL EQUIPMENT-8.8%
AEROSPACE & DEFENSE-2.7%
BAE Systems PLC                                  71,500          608,957
Boeing Co.                                       69,300        6,047,811
European Aeronautic Defence & Space Co.,
  NV                                             29,010          991,509
Lockheed Martin Corp.                             3,000          291,840
Northrop Grumman Corp.                           10,100          725,685
Rockwell Collins, Inc.                           18,400        1,204,832
Spirit Aerosystems Holdings, Inc.-Class A(a)     38,400        1,133,184
                                                           --------------
                                                              11,003,818

AUTOMOBILES-2.7%
Autoliv, Inc.                                    11,900          678,895
BorgWarner, Inc.                                  7,000          515,480
Compagnie Generale des Etablissements
  Michelin-Class B                               11,100        1,153,074
Continental AG                                    2,500          311,801
Denso Corp.                                      24,100          938,924
Fiat SpA(a)                                      21,255          503,271
Honda Motor Co. Ltd.                             11,100          412,532
Hyundai Mobis                                     6,870          573,135
Johnson Controls, Inc.                            2,600          243,880
Renault SA                                       16,100        1,911,642
Toyota Motor Corp. (ADR)                          6,709          895,651
Toyota Motor Corp.                               39,000        2,619,475
                                                           --------------
                                                              10,757,760

INDUSTRIAL COMPONENTS-0.4%
Eaton Corp.                                       9,100          737,191
NGK Insulators Ltd.                              55,000        1,042,615
                                                           --------------
                                                               1,779,806

MACHINERY & ENGINEERING-0.8%
ABB Ltd.                                         75,686        1,262,171
Atlas Copco AB-Class A                           19,836          621,633
Cummins, Inc.                                     4,900          659,932
Sumitomo Heavy Industries Ltd.                   58,000          597,537
                                                           --------------
                                                               3,141,273


28 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
MULTI-INDUSTRY-2.2%
Fluor Corp.                                      18,300       $1,545,801
General Electric Co.                            187,600        6,550,992
SPX Corp.                                         6,700          468,330
Textron, Inc.                                     2,700          249,183
                                                           --------------
                                                               8,814,306
                                                           --------------
                                                              35,496,963

ENERGY-7.2%
ENERGY EQUIPMENT & SERVICES-1.6%
ENSCO International, Inc.                         4,500          225,495
GlobalSantaFe Corp.                              14,700          847,161
Halliburton Co.                                 126,000        3,890,880
Schlumberger, Ltd.                               25,300        1,588,840
                                                           --------------
                                                               6,552,376

ENERGY SOURCES-5.6%
BP PLC                                           26,400          270,641
Chevron Corp.                                    54,900        3,766,689
China Petroleum & Chemical Corp.-Class H        393,000          313,411
China Shenhua Energy Co. Ltd.-Class H           253,000          639,820
ConocoPhillips                                   29,600        1,936,432
ENI SpA                                          66,794        2,045,725
Exxon Mobil Corp.                               105,600        7,569,408
Marathon Oil Corp.                               14,600        1,324,804
MOL Hungarian Oil and Gas NyRt                    4,000          428,759
Occidental Petroleum Corp.                        8,600          397,148
PetroChina Co., Ltd.-Class H                    130,000          152,087
Petroleo Brasileiro SA (ADR)                     14,700        1,199,226
Repsol YPF SA                                    18,200          576,047
Royal Dutch Shell PLC-a Shs(a)                   13,960          451,683
Total SA                                         22,400        1,508,699
                                                           --------------
                                                              22,580,579
                                                           --------------
                                                              29,132,955

MEDICAL-7.1%
HEALTH & PERSONAL CARE-7.1%
Abbott Laboratories                              26,500        1,447,430
Alcon, Inc.                                      37,150        4,629,633
AmerisourceBergen Corp.-Class A                   7,500          395,025
AstraZeneca PLC                                  14,500          813,117
Daiichi Sankyo Co. Ltd.                          22,300          719,899
Eli Lilly & Co.                                   3,900          205,296
Genentech, Inc.(a)                               35,250        2,974,043
Gilead Sciences, Inc.(a)                         64,450        4,612,042
GlaxoSmithKline PLC                               6,400          179,572
International Flavors & Fragrances, Inc.          9,000          421,200
McKesson Corp.                                    6,400          356,864
Medtronic, Inc.                                  12,700          639,572
Merck & Co. Inc.                                 47,400        2,093,184
Merck KGaA                                        5,100          634,708
Nobel Biocare Holding AG                          1,866          618,072


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 29


Company                                         Shares      U.S. $ Value
=========================================================================
Novartis AG                                      10,135    $     562,509
Pfizer, Inc.                                    144,700        3,611,712
Roche Holding AG                                 10,775        1,917,401
Sanofi-Aventis                                   13,138        1,115,576
Schering-Plough Corp.                            26,500          622,220
Tenet Healthcare Corp.(a)                        33,400          228,122
                                                           --------------
                                                              28,797,197

CONSUMER STAPLES-6.8%
BEVERAGES & TOBACCO-1.8%
Altria Group, Inc.                               30,300        2,553,684
British American Tobacco PLC                      3,700          112,272
Cia de Bebidas das Americas (ADR)                 6,100          295,057
The Coca-Cola Co.                                12,400          578,832
Coca-Cola Enterprises, Inc.                      24,200          486,178
Japan Tobacco, Inc.                                 255        1,166,192
Kraft Foods, Inc.-Class A                        16,900          539,448
Molson Coors Brewing Co.-Class B                  9,400          793,736
PepsiCo, Inc.                                     5,900          372,585
UST, Inc.                                         4,200          243,852
                                                           --------------
                                                               7,141,836

FOOD & HOUSEHOLD PRODUCTS-5.0%
Clorox Co.                                       13,600          861,696
Colgate-Palmolive Co.                             8,400          565,824
ConAgra Foods, Inc.                              12,300          310,329
Essilor International, SA                         6,740          768,295
General Mills, Inc.                              10,600          597,416
Groupe Danone                                     2,903          459,097
J Sainsbury PLC                                  97,400          974,891
Kellogg Co.                                      13,500          673,920
Kimberly-Clark Corp.                             10,900          742,399
Kroger Co.                                       15,300          392,751
Nestle, SA                                        4,237        1,576,231
Procter & Gamble Co.                            124,450        7,901,331
Reckitt Benckiser PLC                            13,126          659,031
Safeway, Inc.                                    28,000          967,960
Sara Lee Corp.                                   47,900          788,434
Tesco PLC                                        53,085          449,395
WM Wrigley Jr Co.                                33,000        1,643,400
                                                           --------------
                                                              20,332,400
                                                           --------------
                                                              27,474,236

INDUSTRIAL COMMODITIES-5.4%
CHEMICALS-2.0%
BASF AG                                          12,600        1,281,558
Bayer AG                                         17,706        1,019,301
Dow Chemical Co.                                 23,900        1,046,820
E.I. Du Pont de Nemours & Co.                    15,200          771,400
Hercules, Inc.(a)                                 3,000           60,480
Lubrizol Corp.                                    6,600          343,200
Mitsui Chemicals, Inc.                           60,000          521,604


30 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
Monsanto Co.                                     47,500    $   2,502,775
PPG Industries, Inc.                              6,100          404,125
                                                           --------------
                                                               7,951,263

FOREST & PAPER-0.3%
Smurfit-Stone Container Corp.(a)                 32,600          402,284
Temple-Inland, Inc.                              14,400          861,120
                                                           --------------
                                                               1,263,404

METAL - NONFERROUS-0.9%
MMC Norilsk Nickel (ADR)                          3,600          639,000
Rio Tinto PLC                                     7,813          420,886
Xstrata PLC                                      51,720        2,421,252
                                                           --------------
                                                               3,481,138

METAL - STEEL-1.2%
JFE Holdings, Inc.                               33,400        2,065,960
Mittal Steel Co. NV (Euronext Amsterdam)         12,200          618,514
Mittal Steel Co. NV (Euronext Paris)             10,287          519,717
POSCO                                             3,100        1,163,488
United States Steel Corp.                         5,400          478,548
                                                           --------------
                                                               4,846,227

MISCELLANEOUS MATERIALS-1.0%
Avery Dennison Corp.                              7,600          505,096
Bemis, Inc.                                      12,200          404,186
Cia Vale do Rio Doce (ADR)                       22,800          777,936
Crown Holdings, Inc.(a)                          21,400          488,776
Nitto Denko Corp.                                25,500        1,311,883
Owens-Illinois, Inc.(a)                          10,100          239,976
Sonoco Products Co.                               9,500          351,690
                                                           --------------
                                                               4,079,543
                                                           --------------
                                                              21,621,575

TELECOMMUNICATIONS-3.9%
TELECOMMUNICATIONS-3.9%
America Movil SAB de CV Series L (ADR)           57,850        2,533,830
American Tower Corp.-Class A(a)                   4,000          154,960
AT&T, Inc.                                      124,100        4,566,880
China Mobile Ltd.                                34,500          320,276
China Netcom Group Corp Ltd.                    283,000          668,161
Crown Castle International Corp.(a)              13,100          429,156
Embarq Corp.-Class W                              4,500          249,075
Nippon Telegraph & Telephone Corp.                  112          593,309
Sprint Nextel Corp.                              81,700        1,575,176
Telefonica SA                                    26,181          563,128
Verizon Communications, Inc.                     77,700        2,908,311
Vodafone Group PLC                              388,600        1,076,559
                                                           --------------
                                                              15,638,821

UTILITIES-1.9%
UTILITY (ELECTRIC & GAS)-1.9%
Allegheny Energy, Inc.(a)                        14,300          675,532
American Electric Power Co., Inc.                17,100          767,106
Constellation Energy Group, Inc.                  3,500          275,345


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 31


Company                                         Shares      U.S. $ Value
=========================================================================
Dominion Resources, Inc./VA                       9,700    $     829,641
E.ON AG                                           9,700        1,271,552
Entergy Corp.                                     7,300          720,510
International Power PLC                          72,345          517,063
Northeast Utilities                               6,600          191,796
Pinnacle West Capital Corp.                       9,400          445,748
RWE AG                                            7,950          810,681
TXU Corp.                                        11,700          773,955
Wisconsin Energy Corp.                           10,800          517,860
                                                           --------------
                                                               7,796,789

CONSTRUCTION & HOUSING-1.4%
BUILDING MATERIALS-0.6%
American Standard Cos, Inc.                      13,200          699,468
Buzzi Unicem SpA                                 11,700          342,276
CRH PLC                                          24,012          999,090
Italcementi SpA                                   9,700          290,734
Masco Corp.                                       5,700          170,145
                                                           --------------
                                                               2,501,713

CONSTRUCTION & HOUSING-0.6%
Daiwa House Industry Co. Ltd.                    37,000          663,654
George Wimpey PLC                                 9,100          101,193
Leopalace21 Corp.                                 1,200           37,967
Taylor Woodrow PLC                               21,200          168,809
Vinci, SA                                        10,516        1,453,488
                                                           --------------
                                                               2,425,111

REAL ESTATE-0.2%
Sino Land Co.                                   288,609          664,620
                                                           --------------
                                                               5,591,444

TRANSPORTATION-0.9%
TRANSPORTATION - AIRLINES-0.4%
Air France-KLM                                   14,700          637,158
Deutsche Lufthansa AG                            24,600          666,236
easyJet PLC(a)                                   22,007          284,492
                                                           --------------
                                                               1,587,886

TRANSPORTATION - ROAD & RAIL-0.2%
CSX Corp.                                        10,600          399,302
Norfolk Southern Corp.                            7,800          369,720
                                                           --------------
                                                                 769,022

TRANSPORTATION - SHIPPING-0.3%
Mitsui OSK Lines Ltd.                            91,000        1,031,958
                                                           --------------
                                                               3,388,866

TECHNOLOGY-0.2%
COMPUTERS-0.1%
Dell, Inc.(a)                                    20,000          457,000
                                                           --------------

DATA PROCESSING-0.1%
Ceridian Corp.(a)                                14,300          466,466
                                                           --------------
                                                                 923,466


32 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
Total Common Stocks
  (cost $339,065,843)                                      $ 390,536,673

NON-CONVERTIBLE-PREFERRED
  STOCKS-0.0%
ELECTRONIC COMPONENTS & INSTRUMENTS-0.0%
Samsung Electronics Co. Ltd.
  (cost $246,701)                                   500          231,473

SHORT-TERM INVESTMENTS-3.9%
Investment Companies-3.9%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $15,603,387)                         15,603,387       15,603,387

TOTAL INVESTMENTS-100.7%
  (cost $354,915,931)                                        406,371,533
Other assets less liabilities-(0.7)%                          (2,878,052)

NET ASSETS-100.0%                                          $ 403,493,481


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                       Value at    Unrealized
                   Number of  Expiration   Original  February 28, Appreciation/
Type               Contracts    Month       Value        2007    (Depreciation)
===============================================================================
Purchased Contracts
EURO STOXX 50         24      March 2007  $1,295,189  $1,300,271     $5,082


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $445,579 or 0.1% of net assets.

(c)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 33


BALANCED WEALTH STRATEGY
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
MUNICIPAL OBLIGATIONS-51.7%
ALABAMA-3.1%
Alabama Pub Sch & College Auth FGIC
  5.00%, 12/01/21                              $  1,700    $   1,808,749
County of Jefferson AL FGIC
  5.00%, 2/01/38                                  2,710        2,889,294
  5.125%, 2/01/42                                 1,650        1,769,196
  5.25%, 2/01/24                                  3,200        3,450,624
Jefferson Cnty Swr Rev
  (Capital Improvement Warrants) FGIC
  Series Ser 02
  5.00%, 2/01/41                                  1,100        1,171,665
                                                           --------------
                                                              11,089,528

ARIZONA-0.9%
Arizona Health Fac Auth Hosp
  4.65%, 2/01/42                                    785          797,505
Gilbert Wtr Res Muni Ppty Corp
  (Wastewater Sys & Util Rev)
  Series Ser 04
  4.90%, 4/01/19                                    710          721,978
Mesa AZ FGIC
  6.125%, 7/01/13                                 1,100        1,119,767
Pima County IDA
  (Horizon Cmnty Learning Center)
  4.45%, 6/01/14                                     90           88,564
Pima County Industrial Development
  Authority
  5.45%, 12/01/17                                   450          451,782
                                                           --------------
                                                               3,179,596

ARKANSAS-0.9%
City of Springdale AR MBIA
  4.00%, 7/01/16                                  1,750        1,748,932
Hot Springs AR
  4.125%, 7/01/08                                 1,275        1,283,020
                                                           --------------
                                                               3,031,952

CALIFORNIA-2.1%
California Econ Rec Bds
  Series Ser A
  5.00%, 7/01/09                                    700          722,085
  5.25%, 1/01/10-7/01/12                          3,765        3,964,976
California State GO
  5.00%, 6/01/10-6/01/11                          1,650        1,730,569
California State GO
  (Various Purposes)
  5.00%, 3/01/14                                     25           26,922


34 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
California Statewide CDA Rev
  (Kaiser Permanente)
  Series Ser E
  3.875%, 4/01/32 (a)                          $    280     $    280,518
  Series Ser F
  2.30%, 4/01/33 (a)                                500          499,010
Upland Cmnty Redev Agy Tax Alloc Notes
  (Magnolia Redev Proj)
  3.90%, 11/01/09                                   235          236,713
                                                           --------------
                                                               7,460,793

COLORADO-1.2%
Mesa County Valley School District No 51
  Grand Junction. MBIA ST AID
  WITHHLDG
  5.00%, 12/01/23                                 1,000        1,076,970
PV Wtr & San Met Dist Cap Appreciation
  Series Ser 06
  Zero Coupon, 12/15/17                             962          515,795
Regional Transp Dist COP AMBAC
  Series Ser 2A
  2.30%, 12/01/22 (a)                             2,400        2,391,336
Todd Creek Farms Metro Dist No. 1
  5.60%, 12/01/14                                   260          271,786
                                                           --------------
                                                               4,255,887

CONNECTICUT-0.5%
Connecticut State Dev Auth AMBAC
  3.35%, 5/01/31 (a)                              1,730        1,717,665

FLORIDA-6.1%
Arborwood CDD
  (Centex Homes Proj)
  5.25%, 5/01/16                                    275          278,891
Bartram Park CDD
  (Spl Assmt)
  4.875%, 5/01/15                                   100           98,981
Citizens Property Insurance Corp. MBIA
  5.00%, 3/01/15-3/01/16                          4,000        4,350,630
County of Orange FL AMBAC
  5.50%, 10/01/32                                 7,000        7,597,870
Dade Cnty Sch Dist MBIA
  Series Ser 94
  5.00%, 8/01/12                                  1,100        1,171,665
Fishhawk CDD II
  (Spl Assmt)
  Series Ser B
  5.125%, 11/01/09                                  110          110,150


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 35


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Hammock Bay CDD
  (Spl Assmt)
  Series Ser B
  5.375%, 5/01/11                              $     70     $     70,786
Heritage Isle at Viera CDD
  Series Ser 4B
  5.00%, 11/01/09                                   100           99,846
Heritage Plantation CDD
  5.10%, 11/01/13                                   110          110,272
Huntington CDD
  Series Ser 4B
  5.00%, 5/01/09                                    100           99,751
Lake Ashton II CDD
  (Capital Impt Rev)
  Series Ser B
  4.875%, 11/01/10                                  100          100,133
Live Oak CDD No. 001, Spl Assmt ETM
  Series Ser B
  5.30%, 5/01/08                                     45           45,097
Meadow Pointe III CDD
  Series Ser 4B
  5.00%, 5/01/09                                    100           99,919
Meadow Woods CDD
  Series Ser 4B
  5.25%, 5/01/11                                     75           75,112
Midtown Miami CDD
  Series Ser 04A
  6.00%, 5/01/24                                    280          304,018
Monterra CDD
  (Spl Assmt)
  Series Ser B
  5.00%, 11/01/10                                   340          338,688
  5.125%, 11/01/14                                  170          168,618
Overoaks CDD
  (Capital Impt Rev)
  Series Ser 4B
  5.125%, 5/01/09                                   200          200,816
Palm Beach County School Board FGIC
  5.00%, 8/01/13                                  1,030        1,102,677
Parkway Center CDD
  (Spl Assmt Ref)
  Series Ser B
  5.625%, 5/01/14                                   200          204,738
Paseo CDD
  5.00%, 2/01/11                                    540          538,877
Paseo CDD
  (Capital Impt Rev)
  Series Ser B
  4.875%, 5/01/10                                   550          549,345


36 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Quarry CDD
  (Spl Assmt)
  5.25%, 5/01/16                               $    285     $    291,449
Rolling Hills CDD
  5.125%, 11/01/13                                  435          436,122
Seacoast Utility Auth FGIC
  5.25%, 3/01/10                                  1,210        1,264,341
Shingle Creek CDD
  5.75%, 5/01/15                                    415          430,903
South Bay CDD
  Series Ser 5B-2
  5.375%, 5/01/13                                   100          100,833
Tern Bay CDD
  (Capital Impt Rev)
  Series Ser B
  5.00%, 5/01/15                                    440          440,040
Verano Ctr CDD
  (Infrastructure Proj)
  Series Ser B
  5.00%, 11/01/13                                   775          774,752
Villages of Westport CDD
  Series Ser 05A
  5.125%, 5/01/15                                   245          248,572
                                                           --------------
                                                              21,703,892

GEORGIA-0.0%
Cobb Cnty Dev Auth SWDR
  (Georgia Waste Mgmt Project)
  Series Ser 4A
  3.10%, 4/01/33 (a)                                185          184,848

GUAM-0.1%
Guam Govt Wtrwrks Auth Cops Prerefunded
  5.18%, 7/01/15                                    292          301,915
Guam Govt Wtrwrks Auth Wtr & Wastewtr
  Sys Rev
  Series Ser 05
  5.00%, 7/01/13                                    225          231,917
                                                           --------------
                                                                 533,832

HAWAII-1.7%
Hawaii State AMBAC
  5.00%, 7/01/13                                  5,540        5,939,157

ILLINOIS-2.0%
City of Chicago IL FGIC
  5.00%, 1/01/09                                  1,135        1,161,116
Hodgkins IL
  5.00%, 1/01/11                                  1,000        1,037,220


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 37


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Pingree Grove Village II
  (CamBrdg Lakes Proj)
  Series Ser 5-1
  5.25%, 3/01/15                               $    100     $    100,685
State of Illinois
  5.00%, 1/01/10                                  4,615        4,772,879
                                                           --------------
                                                               7,071,900

INDIANA-0.4%
Elkhart County IN MBIA
  5.25%, 12/01/21                                 1,215        1,336,002

KANSAS-0.2%
Wyandotte Cnty-Kansas City Unified Govt
  Spl Oblg
  (Sales Tax)
  Series Ser B
  4.75%, 12/01/16                                   610          631,686

KENTUCKY-0.4%
Kentucky State Prop & Bldgs Commn FSA
  5.375%, 2/01/08                                 1,265        1,283,874

MARYLAND-0.2%
Tax Exempt Muni Infrastructure
  Series Ser 04A
  3.80%, 5/01/08 (b)                                615          611,132

MASSACHUSETTS-1.8%
Massachusetts GO
  (Consolidated Loan)
  Series Ser B
  5.00%, 8/01/12                                  3,150        3,348,860
Massachusetts State
  (Consolidated Loan)
  Series Ser B
  5.70%, 6/01/19                                    800          850,376
Route 3 North Transit Improvement
  Assoc MBIA
  5.375%, 6/15/33                                 1,925        2,028,430
                                                           --------------
                                                               6,227,666

MICHIGAN-3.0%
Michigan Municipal Bond Authority
  5.50%, 10/01/13                                 6,085        6,726,116
Michigan State
  (Trunk Line Fund) FSA
  Series 05B
  5.00%, 9/01/12                                  2,510        2,679,726


38 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Michigan State
  (Trunk Line) FSA
  Series Ser 05B
  5.00%, 9/01/11                               $  1,000     $  1,057,120
                                                           --------------
                                                              10,462,962

MINNESOTA-0.1%
St. Paul Minnesota Hsg & Redevt Auth Hosp
  Rev
  (Healtheast Proj.)
  5.15%, 11/15/20                                   310          328,845

MISSOURI-1.2%
St. Louis Airport Revenue
  (Airport Development Program) MBIA
  Series Ser A
  5.625%, 7/01/19                                 4,000        4,316,320
                                                           --------------

NEVADA-1.6%
Clark County Improvement Dist
  4.05%, 8/01/10                                    670          662,013
Clark County PCR
  (Southern California) AMT
  Series Ser C
  3.25%, 6/01/31 (a)                                335          330,109
Henderson Local Impt Dists No. T-16
  4.75%, 3/01/13                                     35           35,441
Las Vegas Spl Impt Dist No. 607 Local Impt
  Bonds
  5.35%, 6/01/12                                    250          255,775
Nevada GO
  5.00%, 2/01/12 (c)                              4,100        4,336,980
                                                           --------------
                                                               5,620,318

NEW JERSEY-3.4%
New Jersey Eco Dev Auth MBIA
  Series Ser 1A
  5.00%, 7/01/11                                  1,645        1,734,323
New Jersey Eco Dev Auth Rev
  (Cigarette Tax)
  5.00%, 6/15/07                                    600          601,860
  Series Ser 4
  5.00%, 6/15/10                                    830          863,756
New Jersey State Transp Trust Fund
  Auth FSA
  Series Ser C
  5.50%, 12/15/11                                 1,000        1,079,010
New Jersey State Transp Trust Fund Auth
  (Transp Sys)
  Series Ser C
  5.50%, 6/15/21                                  1,465        1,615,749


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 39


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
New Jersey Transp Trust Fund Auth FGIC
  5.00%, 6/15/12                               $  3,775     $  4,000,707
  Series Ser A
  5.50%, 12/15/13                                 1,775        1,964,872
                                                           --------------
                                                              11,860,277

NEW YORK-3.7%
New York City
  5.00%, 8/01/08                                    565          575,108
  Series Ser H
  5.00%, 8/01/11                                  1,645        1,729,092
New York City GO
  Series Ser 4G
  5.00%, 8/01/12                                  1,315        1,394,702
New York State Dormitory Authority
  5.00%, 7/01/11                                    515          521,340
New York State Thruway Auth
  Series 63A
  5.00%, 3/15/09                                    850          872,389
New York State Thruway Auth Hwy & Brdg
  Tr Fd FSA
  Series Ser 5B
  5.00%, 4/01/14                                  6,505        7,047,842
Tobacco Settlement Fin Auth
  5.25%, 6/01/13                                    815          831,007
                                                           --------------
                                                              12,971,480

NORTH CAROLINA-0.9%
Mecklenburg County NC
  5.00%, 2/01/14                                  2,575        2,793,592
North Carolina Municipal Power Agency No
  1 Catawba ACA-CBI
  5.50%, 1/01/10                                    385          402,864
                                                           --------------
                                                               3,196,456

OHIO-0.9%
Cleveland Muni Sch Dist FSA
  5.25%, 12/01/19                                 1,000        1,096,260
Ohio State
  (Highway Capital Improvements)
  Series 02G
  5.00%, 5/01/11                                  1,740        1,829,732
Port Auth Columbiana Cnty SWFR
  (Liberty Waste Trans LLC Proj) AMT
  Series Ser A
  7.00%, 8/01/21                                    300          306,060
                                                           --------------
                                                               3,232,052

OREGON-0.4%
Oregon State Department of
  Transportation AMBAC
  5.00%, 6/01/09                                  1,515        1,560,814


40 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
PENNSYLVANIA-3.8%
Allegheny Cnty Redev Auth Rev
  (Pittsburgh Mills Proj)
  5.10%, 7/01/14                               $    280     $    289,195
Beaver Cnty IDA PCR
  (Cleveland Electric Proj)
  Series Ser 98
  3.75%, 10/01/30 (a)                               280          278,978
City of Philadelphia PA XLCA
  5.00%, 2/15/11                                  2,000        2,093,820
Commonwealth of Pennsylvania MBIA
  5.00%, 1/01/13                                  1,420        1,521,970
  5.25%, 1/01/09                                  3,350        3,444,068
Delaware Valley Regional Fin Auth AMBAC
  Series Ser A
  0.892%, 7/01/27 (a)                               665          656,462
Montgomery Cnty IDA Rev
  (Whitemarsh Continuing Care Ret Comm)
  6.00%, 2/01/21                                    265          281,989
Pennsylvania GO MBIA
  Series 03
  5.00%, 7/01/11                                  4,310        4,549,334
Philadelphia Auth for IDR
  (Leadership Learning Partners)
  Series Ser 05A
  4.60%, 7/01/15                                    300          301,518
                                                           --------------
                                                              13,417,334

PUERTO RICO-0.7%
Government Development Bank for Puerto
  Rico
  5.00%, 12/01/07                                 2,510        2,530,858

SOUTH CAROLINA-2.5%
South Carolina Pub Ser Auth Rev MBIA
  Series Ser B
  5.00%, 1/01/11                                  3,515        3,687,797
South Carolina State Public Service
  Authority FSA
  5.00%, 1/01/14                                  2,450        2,643,427
Western Carolina Regional Swr Auth FSA
  5.00%, 3/01/12                                  1,000        1,059,660
York County School District No 3 SCSDE
  Series 03
  5.00%, 3/01/10                                  1,335        1,386,745
                                                           --------------
                                                               8,777,629

TEXAS-5.0%
Arlington Ind Sch Dist PSF-GTD
  5.00%, 2/15/14                                  1,000        1,075,780
City of Dallas TX
  5.00%, 2/15/12                                  3,350        3,548,186


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 41


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
=========================================================================
Katy Dev Auth
  (Metro Contract)
  Series Ser A
  5.75%, 6/01/09                               $    305     $    310,258
Lower Neches Valley Authority Industrial
  Development Corp./TX
  3.60%, 12/01/39 (a)                             1,000        1,000,000
Red River Education Finance Revenue
  (Parish Day School Proj.)
  Series Ser 1A
  3.10%, 12/01/31 (a)                             1,400        1,394,036
San Antonio Elec & Gas Rev
  Series Ser 01
  5.25%, 2/01/09                                  1,600        1,646,064
State of Texas
  5.00%, 10/01/12-10/01/13                        6,655        7,106,778
Texas Public Finance Authority AMBAC
  5.00%, 2/01/16                                  1,640        1,765,936
                                                           --------------
                                                              17,847,038

WASHINGTON-1.2%
Seattle Mun Light & Pwr Rev FSA
  Series Ser 01
  5.50%, 3/01/09                                  1,000        1,034,980
State of Washington FSA
  5.00%, 1/01/12                                  2,000        2,116,480
Washington Pub Pwr Supp Sys
  5.75%, 7/01/09                                  1,100        1,148,928
                                                           --------------
                                                               4,300,388

WISCONSIN-1.7%
State of Wisconsin AMBAC
  5.00%, 5/01/16                                  2,000        2,188,880
  5.25%, 7/01/14                                  3,500        3,837,960
                                                           --------------
                                                               6,026,840

Total Municipal Obligations
  (cost $182,421,389)                                        182,709,021


COMMON STOCKS-45.9%

FINANCIAL-14.6%
BANKING-7.1%
Anglo Irish Bank Corp. PLC (Dublin)              22,867          487,089
Banco Bilbao Vizcaya Argentaria SA               24,515          596,601
Bank Hapoalim BM                                 52,400          242,494
Bank of America Corp.                            35,100        1,785,537
The Bank of New York Co., Inc                     8,000          324,960
Barclays PLC                                     40,200          582,933
BNP Paribas SA                                   11,482        1,197,307
China Construction Bank Corp.-Class H           218,000          121,823
Citigroup, Inc.                                  48,200        2,429,280
Comerica, Inc.                                    5,300          320,067


42 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
Credit Agricole SA                                8,250     $    328,654
Credit Suisse Group                              24,550        1,696,316
Credit Suisse Group (New York Exchange)
  (ADR)                                          20,500        1,419,625
Federal Home Loan Mortgage Corp.                  9,100          584,038
Federal National Mortgage Association            13,600          771,528
Fifth Third Bancorp                               9,900          398,772
Fortis (Euronext Amsterdam)                       3,400          146,087
Fortis (Euronext Brussels)                        3,300          141,788
HBOS PLC                                         25,570          541,197
Industrial & Commercial Bank of
  China-Class H (d)                             137,000           75,575
JPMorgan Chase & Co.                             54,900        2,712,060
Keycorp                                           2,600           98,124
Kookmin Bank                                      4,500          404,176
Macquarie Bank Ltd.                               6,060          377,882
Mellon Financial Corp.                            9,400          408,242
Mitsubishi UFJ Financial Group, Inc.                 22          269,774
National City Corp.                              13,300          503,405
Royal Bank of Scotland Group PLC                 14,400          566,171
Societe Generale                                  2,625          441,451
Standard Chartered PLC (d)                        9,327          260,490
Sumitomo Mitsui Financial Group, Inc.                63          612,899
SunTrust Banks, Inc.                              5,600          472,136
U.S. Bancorp                                      9,400          335,204
UBS AG (Swiss Virt-X)                            17,176        1,014,227
UniCredito Italiano SpA                          78,364          723,725
Wachovia Corp.                                    9,600          531,552
Washington Mutual, Inc.                          14,600          628,968
Wells Fargo & Co.                                13,400          464,980
                                                             ------------
                                                              25,017,137

FINANCIAL SERVICES-3.7%
The Charles Schwab Corp.                         35,300          652,344
Chicago Mercantile Exchange Holdings,
  Inc.-Class A                                    1,020          549,912
CIT Group, Inc.                                   6,000          338,820
Countrywide Financial Corp.                      12,200          467,016
Franklin Resources, Inc.                         14,800        1,737,372
Goldman Sachs Group, Inc.                         4,550          917,280
Lazard Ltd.-Class A                               5,100          262,599
Legg Mason, Inc.                                 12,250        1,258,565
Lehman Brothers Holdings, Inc.                    5,800          425,140
Man Group PLC                                    48,048          516,569
MBIA, Inc.                                        5,900          392,173
Merrill Lynch & Co., Inc.                        28,200        2,359,776
MGIC Investment Corp.                             1,500           90,525
Morgan Stanley                                    7,600          569,392
Nomura Holdings, Inc.                            30,200          654,014
NYSE Group, Inc. (d)                              9,300          789,570


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 43


Company                                         Shares      U.S. $ Value
=========================================================================
ORIX Corp.                                        3,890     $  1,071,606
Waddell & Reed Financial, Inc.-Class A            4,700          114,586
                                                             ------------
                                                              13,167,259

INSURANCE-3.5%
Allianz SE                                        2,000          430,308
Allstate Corp.                                    4,300          258,258
American International Group, Inc.               39,950        2,680,645
Aviva PLC                                        29,229          468,022
Chubb Corp.                                       7,200          367,560
Fondiaria-Sai SpA (ordinary shares)               4,300          195,973
Fondiaria-Sai SpA (saving shares)                 1,900           66,669
Friends Provident PLC                            24,975          100,671
Genworth Financial, Inc.-Class A                 12,100          427,977
Hartford Financial Services Group, Inc.           5,600          529,536
ING Groep NV                                     20,456          872,650
MetLife, Inc.                                     8,300          524,145
Muenchener Rueckversicherungs AG                  4,100          653,326
Old Republic International Corp.                 14,700          328,104
QBE Insurance Group, Ltd.                        23,132          586,039
Swiss Reinsurance                                 3,852          327,664
Torchmark Corp.                                   4,900          313,208
WellPoint, Inc. (d)                              39,600        3,143,844
                                                             ------------
                                                              12,274,599

WHOLESALE & INTERNATIONAL TRADE-0.3%
Li & Fung Ltd.                                  106,000          337,002
Mitsui & Co. Ltd.                                40,000          718,924
                                                             ------------
                                                               1,055,926
                                                             ------------
                                                              51,514,921

TECHNOLOGY/ELECTRONICS-5.2%
DATA PROCESSING-3.1%
Adobe Systems, Inc. (d)                          12,800          502,400
Akamai Technologies, Inc. (d)                    11,500          593,055
Apple, Inc. (d)                                  35,150        2,974,041
Canon, Inc.                                      10,900          590,388
CapGemini, SA                                    10,490          732,555
Electronic Data Systems Corp.                    12,200          341,844
Hewlett-Packard Co.                              44,300        1,744,534
Infosys Technologies, Ltd.                        5,256          245,812
International Business Machines Corp.             3,900          362,739
Microsoft Corp.                                  60,100        1,693,017
Network Appliance, Inc. (d)                      25,100          970,617
Sanmina-SCI Corp. (d)                            47,600          176,596
Solectron Corp. (d)                              45,400          146,188
                                                             ------------
                                                              11,073,786

ELECTRICAL & ELECTRONICS-1.5%
Arrow Electronics, Inc. (d)                       6,500          249,080
Broadcom Corp.-Class A (d)                       42,100        1,435,189
Cisco Systems, Inc. (d)                          86,400        2,241,216
Compal Electronics, Inc. (GDR) (b)               66,831          287,373


44 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
Foxconn Technology Co., Ltd.                     21,850     $    234,688
Nokia OYJ                                         9,998          218,225
QUALCOMM, Inc.                                   11,000          443,080
Tech Data Corp. (d)                               3,000          111,840
                                                             ------------
                                                               5,220,691

ELECTRONIC COMPONENTS & INSTRUMENTS-0.6%
AU Optronics Corp.                              158,000          222,330
NVIDIA Corp. (d)                                 25,100          778,100
Samsung Electronics Co. Ltd.                        360          217,431
Sharp Corp.                                      21,000          391,282
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                     23,215          257,687
United Microelectronics Corp.                   363,682          216,036
                                                             ------------
                                                               2,082,866
                                                             ------------
                                                              18,377,343

CONSUMER CYCLICAL-5.0%
APPLIANCES & HOUSEHOLD DURABLES-0.1%
Newell Rubbermaid, Inc.                           6,600          202,092

BROADCASTING & PUBLISHING-2.2%
CBS Corp.-Class B                                15,150          459,802
Comcast Corp.-Class A (d)                         4,500          115,740
Comcast Corp.-Special-Class A (d)                73,050        1,859,123
Google, Inc.-Class A (d)                          6,950        3,123,677
Grupo Televisa, SA (ADR)                          8,100          221,049
Idearc, Inc.                                      1,625           55,250
Time Warner, Inc.                                84,500        1,719,575
Viacom, Inc.-Class B (d)                          3,800          148,352
The Walt Disney Co.                               6,600          226,116
                                                             ------------
                                                               7,928,684

BUSINESS & PUBLIC SERVICES-0.1%
Interpublic Group of Cos., Inc. (d)              15,900          200,181
Lamar Advertising Co.-Class A (d)                 3,500          224,175
                                                             ------------
                                                                 424,356

LEISURE & TOURISM-0.9%
Hilton Hotels Corp.                              14,200          501,260
McDonald's Corp.                                 43,150        1,886,518
Starwood Hotels & Resorts Worldwide, Inc.        13,300          875,140
Wynn Resorts Ltd.                                 1,100          107,822
                                                             ------------
                                                               3,370,740

MERCHANDISING-1.3%
eBay, Inc. (d)                                    5,500          176,330
Esprit Holdings Ltd.                             26,500          276,151
The Gap, Inc.                                    16,900          324,311
Kohl's Corp. (d)                                 19,200        1,324,608
Limited Brands Inc.                               9,200          254,656
Marks & Spencer Group PLC                        38,833          513,443
Office Depot, Inc. (d)                            7,700          256,872


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 45


Company                                         Shares      U.S. $ Value
=========================================================================
Saks, Inc.                                        9,500     $    183,540
Target Corp.                                     22,200        1,365,966
                                                             ------------
                                                               4,675,877

RECREATION & OTHER CONSUMER-0.1%
Mattel, Inc.                                      9,600          249,696

TEXTILES & APPAREL-0.3%
Inditex SA                                        1,881          109,315
Jones Apparel Group, Inc.                         7,500          246,900
Nike, Inc.-Class B                                3,000          313,410
VF Corp.                                          3,300          263,373
                                                             ------------
                                                                 932,998
                                                             ------------
                                                              17,784,443

CAPITAL EQUIPMENT-4.2%
AEROSPACE & DEFENSE-1.4%
BAE Systems PLC                                  39,400          335,565
Boeing Co.                                       30,800        2,687,916
European Aeronautic Defence & Space Co.,
  NV                                             11,020          376,644
Lockheed Martin Corp.                             3,200          311,296
Northrop Grumman Corp.                            6,400          459,840
Rockwell Collins, Inc.                            7,000          458,360
Spirit Aerosystems Holdings, Inc.-Class A (d)    10,900          321,659
                                                             ------------
                                                               4,951,280

AUTOMOBILES-1.2%
Autoliv, Inc.                                     4,900          279,545
BorgWarner, Inc.                                  3,300          243,012
Compagnie Generale des Etablissements
  Michelin-Class B                                2,100          218,149
Continental AG                                    1,100          137,192
Denso Corp.                                       6,500          253,237
Fiat SpA (d)                                      9,494          224,797
Honda Motor Co. Ltd.                              6,000          222,990
Hyundai Mobis                                     3,100          258,620
Renault SA                                        6,400          759,907
Toyota Motor Corp. (ADR)                          3,900          520,650
Toyota Motor Corp.                               17,600        1,182,122
                                                             ------------
                                                               4,300,221

INDUSTRIAL COMPONENTS-0.2%
Eaton Corp.                                       4,000          324,040
NGK Insulators Ltd.                              24,000          454,959
                                                             ------------
                                                                 778,999

MACHINERY & ENGINEERING-0.3%
ABB Ltd.                                         33,276          554,925
Atlas Copco AB-Class A                            5,915          185,368
Sumitomo Heavy Industries Ltd.                   26,000          267,861
                                                             ------------
                                                               1,008,154


46 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
MULTI-INDUSTRY-1.1%
Fluor Corp.                                       7,200     $    608,184
General Electric Co.                             77,800        2,716,776
SPX Corp.                                         4,200          293,580
Textron, Inc.                                     1,800          166,122
                                                             ------------
                                                               3,784,662
                                                             ------------
                                                              14,823,316

ENERGY-3.3%
ENERGY EQUIPMENT & SERVICES-0.6%
GlobalSantaFe Corp.                               6,600          380,358
Halliburton Co.                                  33,500        1,034,480
Schlumberger, Ltd.                               11,300          709,640
                                                             ------------
                                                               2,124,478

ENERGY SOURCES-2.7%
BP PLC                                           19,300          197,855
Chevron Corp.                                    23,500        1,612,335
China Petroleum & Chemical Corp.-Class H        368,000          293,473
China Shenhua Energy Co. Ltd.-Class H           113,000          285,769
ConocoPhillips                                   10,300          673,826
ENI SpA                                          25,137          769,880
Exxon Mobil Corp.                                49,300        3,533,824
Marathon Oil Corp.                                4,900          444,626
MOL Hungarian Oil and Gas NyRt                    1,700          182,223
Occidental Petroleum Corp.                        1,300           60,034
PetroChina Co., Ltd.-Class H                    130,000          152,087
Petroleo Brasileiro SA (ADR)                      5,400          440,532
Repsol YPF SA                                     6,900          218,392
Royal Dutch Shell PLC-a Shs (d)                   6,606          213,741
Total SA                                          8,700          585,968
                                                             ------------
                                                               9,664,565
                                                             ------------
                                                              11,789,043

CONSUMER STAPLES-3.1%
BEVERAGES & TOBACCO-0.6%
Altria Group, Inc.                               13,600        1,146,208
Cia de Bebidas das Americas (ADR)                 3,600          174,132
Japan Tobacco, Inc.                                 114          521,357
Molson Coors Brewing Co.-Class B                  4,400          371,536
                                                             ------------
                                                               2,213,233

FOOD & HOUSEHOLD PRODUCTS-2.5%
Clorox Co.                                        5,800          367,488
Colgate-Palmolive Co.                             5,900          397,424
ConAgra Foods, Inc.                              13,300          335,559
Essilor International, SA                         3,010          343,111
General Mills, Inc.                               5,800          326,888
Groupe Danone                                     1,634          258,410
J Sainsbury PLC                                  57,100          571,522
Kellogg Co.                                       6,800          339,456
Kimberly-Clark Corp.                              3,400          231,574
Kroger Co.                                       14,500          372,215


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 47


Company                                         Shares      U.S. $ Value
=========================================================================
Nestle, SA                                        2,093     $    778,629
Procter & Gamble Co.                             55,650        3,533,219
Reckitt Benckiser PLC                             1,386           69,588
Safeway, Inc.                                    13,000          449,410
Sara Lee Corp.                                   19,700          324,262
Tesco PLC                                        16,609          140,605
                                                             ------------
                                                               8,839,360
                                                             ------------
                                                              11,052,593

MEDICAL - 3.0%
HEALTH & PERSONAL CARE-3.0%
Alcon, Inc.                                      15,100        1,881,762
AmerisourceBergen Corp.-Class A                   4,900          258,083
AstraZeneca PLC                                   4,900          274,777
Becton Dickinson & Co.                            1,500          113,985
Daiichi Sankyo Co. Ltd.                           6,800          219,521
Genentech, Inc. (d)                              14,850        1,252,895
Gilead Sciences, Inc. (d)                        24,600        1,760,376
GlaxoSmithKline PLC                               6,300          176,766
Medtronic, Inc.                                   5,700          287,052
Merck & Co. Inc.                                 21,800          962,688
Merck KGaA                                        2,257          280,889
Nobel Biocare Holding AG                            831          275,251
Novartis AG                                       4,527          251,256
Pfizer, Inc.                                     49,200        1,228,032
Roche Holding AG                                  5,119          910,921
Sanofi-Aventis                                    4,661          395,776
Tenet Healthcare Corp. (d)                       11,000           75,130
                                                             ------------
                                                              10,605,160

INDUSTRIAL COMMODITIES-2.8%
CHEMICALS-1.0%
BASF AG                                           5,500          559,410
Bayer AG                                          9,103          524,043
Dow Chemical Co.                                  8,800          385,440
E.I. Du Pont de Nemours & Co.                     3,400          172,550
Hercules, Inc. (d)                                7,600          153,216
Lubrizol Corp.                                    4,000          208,000
Mitsui Chemicals, Inc.                           33,000          286,882
Monsanto Co.                                     19,700        1,037,993
PPG Industries, Inc.                              1,500           99,375
                                                             ------------
                                                               3,426,909

FOREST & PAPER-0.2%
Smurfit-Stone Container Corp. (d)                13,200          162,888
Temple-Inland, Inc.                               7,000          418,600
                                                             ------------
                                                                 581,488

METAL - NONFERROUS-0.4%
MMC Norilsk Nickel (ADR)                          1,626          288,615
Rio Tinto PLC (d)                                 3,490          188,006
Xstrata PLC                                      23,525        1,101,314
                                                             ------------
                                                               1,577,935


48 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
METAL - STEEL-0.6%
JFE Holdings, Inc.                               14,100     $    872,157
Mittal Steel Co. NV (Euronext Paris)              6,237          315,104
POSCO                                             1,200          450,383
United States Steel Corp.                         6,300          558,306
                                                             ------------
                                                               2,195,950

MINING & METALS-0.1%
Mittal Steel Co. NV (Euronext Amsterdam)          4,500          228,140

MISCELLANEOUS MATERIALS-0.5%
Avery Dennison Corp.                              4,300          285,778
Cia Vale do Rio Doce (ADR)                       11,300          385,556
Crown Holdings, Inc. (d)                         10,600          242,104
Nitto Denko Corp.                                10,000          514,464
Owens-Illinois, Inc. (d)                          8,400          199,584
Sonoco Products Co.                               6,600          244,332
                                                             ------------
                                                               1,871,818
                                                             ------------
                                                               9,882,240

TELECOMMUNICATIONS-1.9%
America Movil SAB de CV Series L (ADR)           26,100        1,143,180
American Tower Corp.-Class A (d)                  3,000          116,220
AT&T, Inc.                                       64,402        2,369,994
China Mobile Ltd.                                15,500          143,892
China Netcom Group Corp Ltd.                    134,000          316,373
Embarq Corp.-Class W                              1,265           70,018
Nippon Telegraph & Telephone Corp.                   25          132,435
Sprint Nextel Corp.                              29,800          574,544
Telefonica SA                                     5,996          128,968
Verizon Communications, Inc.                     32,500        1,216,475
Vodafone Group PLC                              224,787          622,739
                                                             ------------
                                                               6,834,838

UTILITIES-1.0%
UTILITY (ELECTRIC & GAS)-1.0%
Allegheny Energy, Inc. (d)                        3,800          179,512
American Electric Power Co., Inc.                 6,500          291,590
Constellation Energy Group, Inc.                  4,600          361,882
Dominion Resources, Inc./VA                       6,100          521,733
E.ON AG                                           4,000          524,351
Entergy Corp.                                     4,900          483,630
International Power PLC                          16,121          115,220
RWE AG                                            4,110          419,107
TXU Corp.                                         5,600          370,440
Wisconsin Energy Corp.                            6,000          287,700
                                                             ------------
                                                               3,555,165

CONSTRUCTION & HOUSING-0.7%
BUILDING MATERIALS-0.3%
American Standard Cos, Inc.                       4,300          227,857
Buzzi Unicem SpA                                  9,300          272,066
CRH PLC                                           9,057          376,843
                                                             ------------
                                                                 876,766


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 49


Company                                         Shares      U.S. $ Value
=========================================================================
Construction & Housing-0.4%
Daiwa House Industry Co. Ltd.                    18,000     $    322,859
George Wimpey PLC                                16,200          180,145
Taylor Woodrow PLC                               21,700          172,790
Vinci, SA                                         4,998          690,808
                                                             ------------
                                                               1,366,602

REAL ESTATE-0.0%
Sino Land Co.                                    59,550          137,134
                                                             ------------
                                                               2,380,502

TRANSPORTATION-0.5%
TRANSPORTATION - AIRLINES-0.2%
Air France-KLM                                    8,000          346,753
Deutsche Lufthansa AG                            12,100          327,701
                                                             ------------
                                                                 674,454

TRANSPORTATION - ROAD & RAIL-0.1%
CSX Corp.                                        10,000          376,700

TRANSPORTATION - SHIPPING-0.2%
Mitsui OSK Lines Ltd.                            52,000          589,691
                                                             ------------
                                                               1,640,845

FINANCE-0.2%
BANKING-0.0%
Anglo Irish Bank Corp. PLC (London
  Exchange)                                       7,544          159,858

INSURANCE-0.2%
The Travelers Cos, Inc.                          11,033          560,035
                                                             ------------
                                                                 719,893

TECHNOLOGY-0.2%
COMMUNICATION SERVICES-0.1%
Monster Worldwide, Inc. (d)                       5,800          289,188

Computer Hardware/Storage-0.1%
Sun Microsystems, Inc. (d)                       62,700          384,351
                                                             ------------
                                                                 673,539

Consumer Services-0.2%
Retail - General Merchandise-0.2%
Federated Department Stores, Inc.                11,500          513,590
                                                             ------------

Total Common Stocks
  (cost $128,697,869)                                        162,147,431


50 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
=========================================================================
SHORT-TERM INVESTMENTS-2.9%
MUNICIPAL OBLIGATIONS-1.7%
Louisville & Jefferson Cnty Regional Arpt
  Auth, Spl Facs Rev
  (UPS Worldwide Forwarding)
  Series Ser A
  3.66%, 1/01/29 (e)                         $    1,000     $  1,000,000
Valdez Marine Term Rev
  (BP Pipelines, Inc. Proj)
  Series Ser 03A
  3.63%, 6/01/37 (e)                              5,100        5,100,000
                                                            -------------

Total Municipal Obligations
  (cost $6,100,000)                                            6,100,000

INVESTMENT COMPANIES-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio (f)
  (cost $ 4,196,374)                          4,196,374        4,196,374

Total Short-Term Investments
  (cost $10,296,374)                                          10,296,374

TOTAL INVESTMENTS-100.5%
  (cost $321,415,632)                                        355,152,826
Other assets less liabilities-(0.5)%                          (1,623,752)

NET ASSETS-100.0%                                           $353,529,074


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                      Rate Type
                                           ================================
                 Notional                    Payments           Payments           Unrealized
    Swap          Amount    Termination       made by          received by        Appreciation/
Counterparty       (000)        Date       the Portfolio      the Portfolio      (Depreciation)
-----------------------------------------------------------------------------------------------
Citigroup        $ 1,200      6/22/07           BMA               2.962%           $  (3,590)
Citigroup          1,700      11/10/26         3.884%              BMA               (14,733)
JP Morgan
  Chase            1,100      4/05/07           BMA               2.988%              (1,380)
JP Morgan
  Chase              800      10/01/07          BMA               3.635%                 551
JP Morgan
  Chase            4,700      11/10/11          BMA               3.482%              14,888
Merrill Lynch        900      7/12/08           BMA               3.815%               4,587
Merrill Lynch        970      2/12/12           BMA               3.548%               6,777


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 51


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                    Value at       Unrealized
                Number of  Expiration   Original   February 28,   Appreciation/
     Type       Contracts    Month        Value        2007      (Depreciation)
===============================================================================
Purchased Contracts
EURO STOXX 50       2      March 2007   $111,697    $ 108,356       $ (3,341)

(a)  Variable rate coupon, rate shown as of February 28, 2007.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $898,505 or 0.3% of net assets.

(c) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(d)  Non-income producing security.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)  Investment in affiliated money market mutual fund.

     Glossary:
     ACA     - American Capital Access Financial Guaranty Corporation
     ADR     - American Depositary Receipt
     AMBAC   - American Bond Assurance Corporation
     AMT     - Alternative Minimum Tax (subject to)
     BMA     - Bond Market Association
     CBI     - Certificate of Beneficiary Insurance
     CDA     - Community Development Administration
     CDD     - Community Development District
     COP     - Certificate of Participation
     ETM     - Escrow to Maturity
     FGIC    - Financial Guaranty Insurance Company
     FSA     - Financial Security Assurance Inc.
     GDR     - Global Depositary Receipt
     GO      - General Obligation
     IDA     - Industrial Development Authority/Agency
     IDR     - Industrial Development Revenue
     MBIA    - Municipal Bond Investors Assurance
     PCR     - Pollution Control Revenue
     PSF-GTD - (Texas) Permanent Schools Fund Guaranteed
     SCSDE   - South Carolina State Department of Education
     SWDR    - Solid Waste Disposal Revenue
     SWFR    - Solid Waste Facility Revenue
     WI      - When Issues Securities
     XLCA    - XL Capital Assurance Inc.

See notes to financial statements.


52 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


WEALTH PRESERVATION STRATEGY
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
MUNICIPAL OBLIGATIONS-67.8%
ALABAMA-4.7%
Alabama Pub Sch & College Auth FGIC
  5.00%, 12/01/21                              $    400     $    425,588
County of Jefferson AL FGIC
  5.00%, 1/01/10-2/01/38                          2,000        2,099,290
  5.125%, 2/01/42                                 1,260        1,351,022
  5.25%, 2/01/24                                  1,000        1,078,320
Jefferson Cnty Swr Rev
  (Capital Improvement Warrants) FGIC
  Series Ser 02
  5.00%, 2/01/41(a)                               1,000        1,065,150
Jefferson Cnty, Swr Prerefunded FGIC
  Series Ser A
  5.75%, 2/01/38                                  1,325        1,389,342
                                                            -------------
                                                               7,408,712

ALASKA-0.9%
Alaska Student Loan Corp. FSA
  5.00%, 7/01/07                                  1,430        1,436,092

ARIZONA-1.2%
Arizona Health Fac Auth Hosp
  4.65%, 2/01/42                                    235          238,744
Arizona School Facilities Board MBIA
  5.25%, 9/01/15                                  1,500        1,628,055
                                                            -------------
                                                               1,866,799

ARKANSAS-0.6%
Hot Springs AR
  4.125%, 7/01/08                                   965          971,070

CALIFORNIA-3.3%
California Dept of Wtr Res Pwr Supply
  Rev MBIA-IBC
  Series Ser 2A
  5.50%, 5/01/10                                    325          344,143
California Econ Rec Bds
  Series Ser A
  5.00%, 7/01/09                                  1,000        1,031,550
California State GO
  5.00%, 3/01/08-6/01/10                            575          589,349
  Series Ser 3
  5.00%, 3/01/08                                    750          760,762
California Statewide CDA Rev
  (Kaiser Permanente)
  Series Ser F
  2.30%, 4/01/33(b)                                 240          239,525


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 53


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Golden State Tobacco Securitization
  Corp./CA
  5.375%, 6/01/28                              $  1,815     $  1,910,287
Tax Exempt Muni Infrastructure
  Series Ser 04A
  3.80%, 5/01/08(c)                                 300          298,113
                                                            -------------
                                                               5,173,729

COLORADO-1.6%
Adonea Metropolitan District No 2
  4.375%, 12/01/15                                  555          559,989
Denver GO
  (Auditorium Theatre & Zoo)
  Series 03A
  5.50%, 8/01/08                                  1,900        1,948,450
                                                            -------------
                                                               2,508,439

CONNECTICUT-2.8%
Connecticut State Dev Auth AMBAC
  3.35%, 5/01/31(b)                               1,300        1,290,731
State of Connecticut FSA
  5.00%, 8/01/09                                  2,160        2,228,515
  5.50%, 11/15/12                                   845          926,492
                                                            -------------
                                                               4,445,738

FLORIDA-4.7%
County of Broward FL
  5.00%, 1/01/09                                  1,200        1,228,884
Dade Cnty Sch Dist MBIA
  Series Ser 94
  5.00%, 8/01/12                                  1,000        1,065,150
Florida Hurricane Catastrophe Fund
  5.00%, 7/01/08                                  2,145        2,182,495
Florida State Department of Environmental
  Protection FGIC
  5.75%, 7/01/09                                  2,100        2,197,692
JEA Elec Sys Rev XLCA
  Series Ser 02-03A
  5.375%, 10/01/32                                  700          707,154
                                                            -------------
                                                               7,381,375

GEORGIA-1.0%
Fulton Dekalb Hospital Authority FSA
  5.00%, 1/01/13                                  1,500        1,598,790

HAWAII-1.2%
Hawaii State AMBAC
  5.00%, 7/01/13                                  1,800        1,929,690


54 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
INDIANA-2.9%
City of Indianapolis IN AMBAC
  5.25%, 8/15/09                               $  2,100     $  2,145,318
East Chicago Industry PCR
  (Inland Steel Compony Project No. 11)
  Series 94
  7.125%, 6/01/07                                   235          236,128
Indiana Fin Auth Rev
  5.00%, 2/01/12                                  1,165        1,231,801
Indiana Hlth Fac Fin Auth
  (Ascension Health Subordinated Credit)
  Series Ser 5A
  5.00%, 5/01/07                                    900          901,764
Indiana Transp Fin Auth FSA
  5.00%, 6/01/09                                     25           25,745
                                                            -------------
                                                               4,540,756

KENTUCKY-0.6%
Kentucky State Prop & Bldgs Commn FSA
  5.375%, 2/01/08                                   985          999,696

LOUISIANA-0.8%
New Orleans GO MBIA
  5.25%, 12/01/20                                   450          491,459
New Orleans GO
  (Certificates Indebtedness) FSA
  Series 00
  5.50%, 12/01/08                                   110          113,411
State of Louisiana FSA
  5.00%, 5/01/15                                    655          711,081
                                                            -------------
                                                               1,315,951

MASSACHUSETTS-3.2%
Commonwealth of Massachusetts FGIC
  5.00%, 1/01/09                                  2,190        2,243,107
  Series Ser A
  5.50%, 2/01/10                                    500          525,545
Massachusetts Dev Fin Agy MBIA
  5.50%, 1/01/11                                  1,000        1,063,190
Massachusetts GO
  (Consolidated Loan)
  Series Ser B
  5.00%, 8/01/12                                  1,050        1,116,287
                                                            -------------
                                                               4,948,129

MICHIGAN-5.0%
Detroit City School District
  (School Buillding & Site
  Improvement) FGIC
  Series Ser 2A
  5.00%, 5/01/32                                  1,500        1,610,670
Detroit MI FGIC
  5.75%, 7/01/26                                  1,520        1,619,773


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 55


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Detroit Michigan Sew Disp Rev FSA
  4.191%, 7/01/32(b)                           $    420     $    421,457
Michigan Municipal Bond Authority
  4.50%, 8/20/07                                  2,125        2,132,374
  5.50%, 10/01/13                                 1,800        1,989,648
                                                            -------------
                                                               7,773,922

MINNESOTA-1.7%
Minnesota Pub Facs Auth Wtr PCR
  Series Ser 4D
  5.00%, 3/01/11                                    400          420,484
State of Minnesota
  5.00%, 6/01/07                                  2,170        2,176,944
                                                            -------------
                                                               2,597,428

NEBRASKA-2.7%
Lancaster County School District No 1
  4.00%, 1/15/08                                  2,000        2,005,800
Nebraska Public Power District FGIC
  5.00%, 1/01/09                                  2,220        2,271,859
                                                            -------------
                                                               4,277,659

NEVADA-1.3%
Clark County PCR
  (Southern California) AMT
  Series Ser C
  3.25%, 6/01/31(b)                                 170          167,518
Nevada GO
  5.00%, 2/01/12                                  1,800        1,904,040
                                                            -------------
                                                               2,071,558

NEW JERSEY-4.9%
New Jersey Eco Dev Auth Rev
  (Cigarette Tax)
  5.00%, 6/15/07                                    315          315,976
  Series Ser 4
  5.00%, 6/15/10-6/15/11                            800          836,968
New Jersey State Tpk Auth MBIA
  5.50%, 1/01/30                                  1,850        1,942,408
New Jersey State Transp Trust Fund
  Auth FSA
  Series Ser C
  5.50%, 12/15/11                                 1,000        1,079,010
New Jersey State Transp Trust Fund Auth
  (Transp Sys) MBIA
  5.25%, 12/15/08                                   625          642,463
  Series Ser A
  5.25%, 12/15/12                                 1,100        1,188,495
  Series Ser C
  5.50%, 12/15/10-6/15/21                           975        1,059,747


56 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
New Jersey Transportation Trust Fund
  Authority AMBAC
  5.25%, 12/15/09                              $    500     $    520,655
                                                            -------------
                                                               7,585,722

NEW YORK-4.9%
County of Rockland NY
  4.50%, 3/22/07                                  2,000        2,000,740
New York City
  Series Ser 4B
  5.00%, 8/01/10                                    175          182,210
New York City GO
  Series Ser 4G
  5.00%, 8/01/12                                    685          726,518
New York City Muni Wtr Fin Auth
  (Prerefunded) AMBAC
  5.75%, 6/15/26                                  1,410        1,432,517
New York State Thruway Auth
  Series 63A
  5.00%, 3/15/09                                    585          600,409
New York State Thruway Auth Hwy & Brdg
  Tr Fd FSA
  Series Ser 5B
  5.00%, 4/01/14                                  1,900        2,058,555
Tobacco Settlement Fin Auth
  5.25%, 6/01/13                                    650          662,766
                                                            -------------
                                                               7,663,715

NORTH CAROLINA-0.2%
North Carolina Municipal Power Agency No
  1 Catawba ACA-CBI
  5.50%, 1/01/10                                    300          313,920

OHIO-0.4%
Cleveland Muni Sch Dist FSA
  5.25%, 12/01/19                                   585          641,312

OREGON-1.3%
Tri-County Metropolitan Transportation
  District MBIA
  5.00%, 5/01/12                                  1,890        2,010,658

PENNSYLVANIA-4.1%
Allegheny County Industrial Development
  Authority
  4.30%, 9/01/08                                    130          130,133
Beaver Cnty IDA PCR
  (Cleveland Electric Proj)
  Series Ser 98
  3.75%, 10/01/30(b)                                160          159,416


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 57

                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
Commonwealth of Pennsylvania
  5.00%, 10/01/07                              $  1,000     $  1,007,610
  5.25%, 2/01/14                                  1,000        1,096,850
  5.75%, 10/01/15                                 2,665        2,828,791
Delaware Valley Regional Fin Auth AMBAC
  Series Ser A
  0.892%, 7/01/27(b)                                445          439,286
Pennsylvania Eco Dev Fin Auth
  (Amtrak Projects)
  Series 01A
  6.00%, 11/01/07                                   315          317,611
Pennsylvania GO MBIA
  Series 03
  5.00%, 7/01/11                                    450          474,989
                                                            -------------
                                                               6,454,686

PUERTO RICO-2.2%
Commonwealth of Puerto Rico FSA
  Series Ser C
  5.00%, 7/01/18-7/01/21(b)                       2,495        2,540,009
Government Development Bank for Puerto Rico
  5.00%, 12/01/07                                   830          836,897
                                                            -------------
                                                               3,376,906

SOUTH CAROLINA-3.1%
South Carolina Pub Ser Auth Rev MBIA
  Series Ser B
  5.00%, 1/01/11                                  1,740        1,825,538
South Carolina Trans Infrastructure
  Bk AMBAC
  5.50%, 10/01/11                                 1,865        1,968,265
York County School District No 3 SCSDE
  Series 03
  5.00%, 3/01/10                                  1,050        1,090,698
                                                            -------------
                                                               4,884,501

TENNESSEE-2.0%
Clarksville Natural Gas Acquisition Corp.
  5.00%, 12/15/08                                 1,600        1,635,664
Metropolitan Govt Nashville & Davidson Cnty
  Series Ser C
  5.00%, 2/01/08                                  1,400        1,416,632
                                                            -------------
                                                               3,052,296

TEXAS-4.1%
Carrollton-Farmers Branch Independent Sch
  Dist PSF-GTD
  5.00%, 2/15/09                                  1,325        1,356,999
City of Houston TX AMBAC
  5.00%, 12/15/08                                 2,000        2,043,880


58 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Shares or
                                              Principal
                                                Amount
                                                 (000)      U.S. $ Value
=========================================================================
City of San Antonio TX FGIC
  5.50%, 5/15/16                               $  1,540     $  1,741,463
Houston Independent Sch Dist PSF-GTD
  Series 03
  5.00%, 2/15/11                                  1,200        1,257,192
                                                            -------------
                                                               6,399,534

WASHINGTON-0.4%
County of King WA FSA
  5.25%, 1/01/10                                    520          542,235

Total Municipal Obligations
  (cost $106,374,226)                                        106,171,018


COMMON STOCKS-28.6%

FINANCIAL-9.1%
BANKING-4.4%
Anglo Irish Bank Corp. PLC (Dublin)               5,134          109,359
Anglo Irish Bank Corp. PLC (London)               1,108           23,479
Banco Bilbao Vizcaya Argentaria SA                6,602          160,667
Bank Hapoalim BM                                 15,100           69,879
Bank of America Corp.                            11,900          605,353
The Bank of New York Co., Inc                     1,900           77,178
Barclays PLC                                      9,900          143,558
BNP Paribas SA                                    2,623          273,518
China Construction Bank Corp.-Class H            64,000           35,765
Citigroup, Inc.                                  14,000          705,600
Comerica, Inc.                                    1,850          111,722
Credit Agricole SA                                2,970          118,315
Credit Suisse Group                               6,961          480,980
Credit Suisse Group (ADR)                         5,650          391,263
Federal Home Loan Mortgage Corp.                  2,200          141,196
Federal National Mortgage Association             4,075          231,175
Fortis (Euronext Brussels)                        3,000          128,898
HBOS PLC                                          7,600          160,856
Huntington Bancshares, Inc.                       1,000           23,150
Industrial & Commercial Bank of China-
  Class H(d)                                     40,000           22,066
JPMorgan Chase & Co.                             15,650          773,110
Keycorp                                           1,000           37,740
Kookmin Bank                                      1,200          107,780
Mellon Financial Corp.                            3,500          152,005
Mitsubishi UFJ Financial Group, Inc.                  6           73,575
National City Corp.                               3,500          132,475
Royal Bank of Scotland Group PLC                  4,100          161,201
Societe Generale                                    840          141,264
Standard Chartered PLC                            3,416           95,404
Sumitomo Mitsui Financial Group, Inc.                17          165,385
SunTrust Banks, Inc.                                900           75,879
U.S. Bancorp                                      3,200          114,112


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 59


Company                                         Shares      U.S. $ Value
=========================================================================
UBS AG (Swiss Virt-X)                             4,656     $    274,933
UniCredito Italiano SpA                          19,828          183,120
Wachovia Corp.                                    2,500          138,425
Wells Fargo & Co.                                 5,000          173,500
                                                             ------------
                                                               6,813,885

FINANCIAL SERVICES-2.3%
3i Group PLC                                        208            4,545
The Charles Schwab Corp.                          9,700          179,256
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                           285          153,652
CIT Group, Inc.                                   2,500          141,175
Countrywide Financial Corp.                       3,600          137,808
Franklin Resources, Inc.                          3,950          463,690
Goldman Sachs Group, Inc.                         1,250          252,000
Lazard Ltd.-Class A                               1,400           72,086
Legg Mason, Inc.                                  3,100          318,494
Lehman Brothers Holdings, Inc.                    1,175           86,127
Man Group PLC                                    16,438          176,727
MBIA, Inc.                                        1,700          112,999
Merrill Lynch & Co., Inc.                         7,350          615,048
MGIC Investment Corp.                             1,600           96,560
Morgan Stanley                                    1,500          112,380
Nomura Holdings, Inc.                             8,000          173,249
NYSE Group, Inc.(d)                               2,400          203,760
ORIX Corp.                                        1,240          341,592
Waddell & Reed Financial, Inc.-Class A            1,700           41,446
                                                             ------------
                                                               3,682,594

INSURANCE-2.2%
Allianz SE                                          500          107,577
Allstate Corp.                                    1,100           66,066
American International Group, Inc.               11,100          744,810
Aviva PLC                                        10,428          166,976
Chubb Corp.                                         900           45,945
Fondiaria-Sai SpA (ordinary shares)                 900           41,018
Genworth Financial, Inc.-Class A                  3,000          106,110
Hartford Financial Services Group, Inc.           1,700          160,752
ING Groep NV                                      5,700          243,161
MetLife, Inc.                                     2,600          164,190
Muenchener Rueckversicherungs AG                  1,100          175,283
Old Republic International Corp.                  2,500           55,800
QBE Insurance Group, Ltd.                         6,330          160,368
Swiss Reinsurance                                 1,108           94,250
Torchmark Corp.                                   1,700          108,664
The Travelers Cos, Inc.                           3,536          179,487
WellPoint, Inc.(d)                               10,500          833,595
                                                             ------------
                                                               3,454,052


60 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
WHOLESALE & INTERNATIONAL TRADE-0.2%
Li & Fung Ltd.                                   34,000     $    108,095
Mitsui & Co. Ltd.                                10,000          179,731
                                                             ------------
                                                                 287,826
                                                             ------------
                                                              14,238,357

TECHNOLOGY/ELECTRONICS-3.4%
DATA PROCESSING-2.1%
Adobe Systems, Inc.(d)                            3,400          133,450
Akamai Technologies, Inc.(d)                      3,200          165,024
Apple, Inc.(d)                                    9,500          803,795
Canon, Inc.                                       2,700          146,243
CapGemini, SA                                     2,825          197,280
Capita Group PLC                                  5,442           68,955
Ceridian Corp.(d)                                 1,800           58,716
Electronic Data Systems Corp.                     2,000           56,040
EMC Corp.(d)                                      1,100           15,345
Hewlett-Packard Co.                              12,300          484,374
Infosys Technologies, Ltd.                          699           32,691
International Business Machines Corp.             1,550          144,165
Microsoft Corp.                                  16,600          467,622
Network Appliance, Inc.(d)                        6,900          266,823
Sanmina-SCI Corp.(d)                             13,900           51,569
Solectron Corp.(d)                               21,700           69,874
Sun Microsystems, Inc.(d)                        18,400          112,792
                                                             ------------
                                                               3,274,758

ELECTRICAL & ELECTRONICS-0.9%
ADC Telecommunications, Inc.(d)                   2,985           49,013
Arrow Electronics, Inc.(d)                        1,400           53,648
Broadcom Corp.-Class A(d)                        10,700          364,763
Cisco Systems, Inc.(d)                           21,100          547,334
Compal Electronics, Inc. (GDR)                   17,806           76,566
Foxconn Technology Co., Ltd.                      6,900           74,112
Nokia OYJ                                         1,282           27,982
QUALCOMM, Inc.                                    3,500          140,980
Siliconware Precision Industries Co.             23,000           40,426
Tellabs, Inc.(d)                                  2,300           24,104
                                                             ------------
                                                               1,398,928

ELECTRONIC COMPONENTS & INSTRUMENTS-0.4%
AU Optronics Corp.                               50,470           71,019
Flextronics International Ltd.(d)                 3,400           37,162
NVIDIA Corp.(d)                                   7,000          217,000
Samsung Electronics Co. Ltd.                        130           78,517
Sharp Corp.                                       7,000          130,427
Taiwan Semiconductor Manufacturing Co.
  Ltd. (ADR)                                      7,408           82,229
United Microelectronics Corp.                   117,186           69,611
                                                             ------------
                                                                 685,965
                                                             ------------
                                                               5,359,651


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 61


Company                                         Shares      U.S. $ Value
=========================================================================
CONSUMER CYCLICAL-3.2%
APPLIANCES & HOUSEHOLD DURABLES-0.1%
Black & Decker Corp.                              1,200     $    101,124
Newell Rubbermaid, Inc.                             600           18,372
                                                             ------------
                                                                 119,496

BROADCASTING & PUBLISHING-1.4%
CBS Corp.-Class B                                 4,900          148,715
Comcast Corp.-Special-Class A(d)                 23,200          590,440
Google, Inc.-Class A(d)                           1,865          838,224
Grupo Televisa, SA (ADR)                          2,400           65,496
Idearc, Inc.                                        490           16,660
Time Warner, Inc.                                23,000          468,050
The Walt Disney Co.                               1,600           54,816
                                                             ------------
                                                               2,182,401

BUSINESS & PUBLIC SERVICES-0.1%
Lamar Advertising Co.-Class A(d)                  1,300           83,265
Monster Worldwide, Inc.(d)                        1,600           79,776
                                                             ------------
                                                                 163,041

LEISURE & TOURISM-0.7%
Accor, SA                                           381           33,588
Hilton Hotels Corp.                               3,900          137,670
Las Vegas Sands Corp.(d)                            800           69,024
McDonald's Corp.                                 12,400          542,128
Starwood Hotels & Resorts Worldwide, Inc.         3,700          243,460
Wynn Resorts Ltd.                                   300           29,406
                                                             ------------
                                                               1,055,276

MERCHANDISING-0.8%
eBay, Inc.(d)                                     2,400           76,944
Esprit Holdings Ltd.                              8,000           83,366
The Gap, Inc.                                     1,300           24,947
Kohl's Corp.(d)                                   5,300          365,647
Limited Brands Inc.                               1,400           38,752
Marks & Spencer Group PLC                        10,404          137,560
Office Depot, Inc.(d)                             2,900           96,744
Saks, Inc.                                        2,900           56,028
Target Corp.                                      5,950          366,104
                                                             ------------
                                                               1,246,092
                                                             ------------

RECREATION & OTHER CONSUMER-0.0%
Mattel, Inc.                                      2,200           57,222

TEXTILES & APPAREL-0.1%
Inditex SA                                          507           29,464
Jones Apparel Group, Inc.                         1,700           55,964
Nike, Inc.-Class B                                  800           83,576
                                                             ------------
                                                                 169,004
                                                             ------------
                                                               4,992,532


62 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
CAPITAL EQUIPMENT-2.7%
AEROSPACE & DEFENSE-0.9%
BAE Systems PLC                                  10,700     $     91,131
Boeing Co.                                        8,550          746,158
European Aeronautic Defence & Space Co., NV       3,030          103,560
Lockheed Martin Corp.                             1,200          116,736
Northrop Grumman Corp.                            1,900          136,515
Rockwell Collins, Inc.                            2,000          130,960
Spirit Aerosystems Holdings, Inc.-Class A(d)      4,200          123,942
                                                             ------------
                                                               1,449,002

AUTOMOBILES-0.8%
Autoliv, Inc.                                     1,900          108,395
BorgWarner, Inc.                                  1,500          110,460
Continental AG                                      300           37,416
Denso Corp.                                       1,900           74,023
Fiat SpA(d)                                       2,548           60,331
Honda Motor Co. Ltd.                              1,800           66,897
Hyundai Mobis                                       710           59,232
Renault SA                                        1,900          225,598
Toyota Motor Corp. (ADR)                            751          100,259
Toyota Motor Corp.                                5,500          369,413
                                                             ------------
                                                               1,212,024

INDUSTRIAL COMPONENTS-0.1%
Eaton Corp.                                       1,500          121,515
NGK Insulators Ltd.                               7,000          132,696
                                                             ------------
                                                                 254,211

MACHINERY & ENGINEERING-0.2%
ABB Ltd.                                          8,660          144,418
Atlas Copco AB-Class A                            2,063           64,651
Sumitomo Heavy Industries Ltd.                    8,000           82,419
                                                             ------------
                                                                 291,488

MULTI-INDUSTRY-0.7%
Crane Co.                                           600           22,854
Fluor Corp.                                       1,900          160,493
General Electric Co.                             21,300          743,796
SPX Corp.                                         1,600          111,840
Textron, Inc.                                       350           32,302
                                                             ------------
                                                               1,071,285
                                                             ------------
                                                               4,278,010

ENERGY-2.2%
ENERGY EQUIPMENT & SERVICES-0.5%
ENSCO International, Inc.                           400           20,044
GlobalSantaFe Corp.                               1,450           83,564
Halliburton Co.                                  15,000          463,200
Schlumberger, Ltd.                                3,100          194,680
                                                             ------------
                                                                 761,488


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 63


Company                                         Shares      U.S. $ Value
=========================================================================
ENERGY SOURCES-1.7%
BP PLC                                            6,100     $     62,534
Chevron Corp.                                     5,300          363,633
China Petroleum & Chemical Corp.-Class H        108,000           86,128
China Shenhua Energy Co. Ltd.-Class H            27,500           69,546
ConocoPhillips                                    3,500          228,970
ENI SpA                                           7,209          220,793
Exxon Mobil Corp.                                14,600        1,046,528
Marathon Oil Corp.                                1,200          108,888
MOL Hungarian Oil and Gas Nyrt (ADR)                540           57,510
Occidental Petroleum Corp.                          400           18,472
Petroleo Brasileiro SA (NY) (ADR)                 1,950          159,081
Repsol YPF SA                                     2,100           66,467
Royal Dutch Shell PLC-a Shs(d)                    1,839           59,502
Total SA                                          1,700          114,499
                                                             ------------
                                                               2,662,551
                                                             ------------
                                                               3,424,039

MEDICAL-2.0%
HEALTH & PERSONAL CARE-2.0%
Abbott Laboratories                               3,000          163,860
Alcon, Inc.                                       4,100          510,942
AmerisourceBergen Corp.-Class A                   1,500           79,005
AstraZeneca PLC                                     800           44,862
Daiichi Sankyo Co. Ltd.                           1,200           38,739
Genentech, Inc.(d)                                3,900          329,043
Gilead Sciences, Inc.(d)                          7,250          518,810
GlaxoSmithKline PLC                               2,100           58,922
Medtronic, Inc.                                   1,600           80,576
Merck & Co. Inc.                                  6,500          287,040
Merck KGaA                                          551           68,573
Nobel Biocare Holding AG                            264           87,444
Novartis AG                                       1,215           67,434
Pfizer, Inc.                                     16,400          409,344
Roche Holding AG                                  1,570          279,380
Sanofi-Aventis                                    1,574          133,652
                                                             ------------
                                                               3,157,626

CONSUMER STAPLES-1.9%
Beverages & Tobacco-0.2%
Altria Group, Inc.                                4,200          353,976
Cia de Bebidas das Americas (ADR)                   800           38,696
The Coca-Cola Co.                                   400           18,672
                                                             ------------
                                                                 411,344

FOOD & HOUSEHOLD PRODUCTS-1.7%
Clorox Co.                                        1,700          107,712
Colgate-Palmolive Co.                             1,800          121,248
Essilor International, SA                           786           89,596
General Mills, Inc.                               2,100          118,356
Groupe Danone                                       484           76,543
J Sainsbury PLC                                  12,800          128,117
Kellogg Co.                                       1,700           84,864


64 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Company                                         Shares      U.S. $ Value
=========================================================================
Kimberly-Clark Corp.                                600     $     40,866
Kroger Co.                                        5,500          141,185
Nestle, SA                                          567          210,933
Procter & Gamble Co.                             14,950          949,176
Reckitt Benckiser PLC                               386           19,380
Safeway, Inc.                                     4,900          169,393
Sara Lee Corp.                                    6,800          111,928
Tesco PLC                                         7,267           61,519
WM Wrigley Jr Co.                                 3,800          189,240
                                                             ------------
                                                               2,620,056
                                                             ------------
                                                               3,031,400

INDUSTRIAL COMMODITIES-1.4%
CHEMICALS-0.4%
BASF AG                                             700           71,198
Bayer AG                                          2,246          129,298
Hercules, Inc.(d)                                 2,300           46,368
Lubrizol Corp.                                    1,400           72,800
Monsanto Co.                                      5,200          273,988
PPG Industries, Inc.                                800           53,000
                                                             ------------
                                                                 646,652

FOREST & PAPER-0.1%
Smurfit-Stone Container Corp.(d)                  5,100           62,934
Svenska Cellulosa AB-Class B                      1,900           98,237
                                                             ------------
                                                                 161,171

METAL - NONFERROUS-0.2%
MMC Norilsk Nickel (ADR)                            234           41,535
Xstrata PLC                                       6,040          282,760
                                                             ------------
                                                                 324,295

METAL - STEEL-0.4%
JFE Holdings, Inc.                                3,900          241,235
Mittal Steel Co. NV (Euronext Paris)              2,105          106,348
POSCO                                               300          112,596
United States Steel Corp.                         1,800          159,516
                                                             ------------
                                                                 619,695

MISCELLANEOUS MATERIALS-0.3%
Cia Vale do Rio Doce (ADR)                        3,400          116,008
Crown Holdings, Inc.(d)                           3,300           75,372
Nitto Denko Corp.                                 2,900          149,194
Owens-Illinois, Inc.(d)                           3,100           73,656
Sonoco Products Co.                               2,000           74,040
                                                             ------------
                                                                 488,270
                                                             ------------
                                                               2,240,083

TELECOMMUNICATIONS-1.3%
TELECOMMUNICATIONS-1.3%
America Movil SAB de CV Series L (ADR)            7,500          328,500
American Tower Corp.-Class A(d)                   1,100           42,614
AT&T, Inc.                                       17,500          644,000


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 65


Company                                         Shares      U.S. $ Value
=========================================================================
China Mobile Ltd.                                 2,500     $     23,208
China Netcom Group Corp Ltd.                     45,000          106,245
Crown Castle International Corp.(d)               1,300           42,588
Embarq Corp.-Class W                                380           21,033
Nippon Telegraph & Telephone Corp.                   11           58,271
Sprint Nextel Corp.                               6,700          129,176
Telefonica SA                                     3,121           67,130
Verizon Communications, Inc.                      9,800          366,814
Vodafone Group PLC                               69,325          192,055
                                                             ------------
                                                               2,021,634

UTILITIES-0.6%
UTILITY (ELECTRIC & GAS)-0.6%
Allegheny Energy, Inc.(d)                         1,600           75,584
Dominion Resources, Inc./VA                       2,075          177,475
E.ON AG                                           1,400          183,523
Entergy Corp.                                     1,800          177,660
International Power PLC                           4,811           34,385
RWE AG                                              480           48,947
TXU Corp.                                         1,500           99,225
Wisconsin Energy Corp.                            2,200          105,490
                                                             ------------
                                                                 902,289

CONSTRUCTION & HOUSING-0.5%
BUILDING MATERIALS-0.1%
Buzzi Unicem SpA                                  3,100           90,689
CRH PLC                                           2,468          102,688
                                                             ------------
                                                                 193,377

CONSTRUCTION & HOUSING-0.3%
Daiwa House Industry Co. Ltd.                     6,000          107,620
George Wimpey PLC                                 5,800           64,496
Persimmon PLC                                     2,400           65,599
Vinci, SA                                         1,502          207,602
                                                             ------------
                                                                 445,317

REAL ESTATE-0.1%
Sino Land Co.                                    31,751           73,117
                                                             ------------
                                                                 711,811

TRANSPORTATION-0.3%
TRANSPORTATION - AIRLINES-0.1%
Deutsche Lufthansa AG                             4,000          108,331

TRANSPORTATION - ROAD & RAIL-0.1%
CSX Corp.                                         4,000          150,680
Norfolk Southern Corp.                              400           18,960
                                                             ------------
                                                                 169,640

TRANSPORTATION - SHIPPING-0.1%
Mitsui OSK Lines Ltd.                            14,000          158,763
                                                             ------------
                                                                 436,734

Total Common Stocks
  (cost $34,190,262)                                          44,794,166


66 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
=========================================================================
SHORT-TERM INVESTMENTS-1.8%
INVESTMENT COMPANIES-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio (e)
  (cost 1,812,967)                            1,812,967        1,812,967

MUNICIPAL OBLIGATIONS-0.6%
Hurley PCR
  (Kennecott Santa Fe)
  3.63%, 12/01/15(f)                         $    1,000        1,000,000

Total Short-Term Investments
  (cost $2,812,967)                                            2,812,967

TOTAL INVESTMENTS-98.2%
  (cost $143,377,455)                                        153,778,151
Other assets less liabilities-1.8%                             2,762,724

NET ASSETS-100.0%                                           $156,540,875


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                      Rate Type
                                           ================================
                 Notional                    Payments           Payments           Unrealized
    Swap          Amount    Termination       made by          received by        Appreciation/
Counterparty       (000)        Date       the Portfolio      the Portfolio      (Depreciation)
-----------------------------------------------------------------------------------------------
Citigroup        $ 1,000      6/22/07           BMA               2.962%           $  (2,992)
Citigroup          1,000     11/10/26          3.884%              BMA                (8,474)
JP Morgan
  Chase            1,000      4/05/07           BMA               2.988%              (1,254)
JP Morgan
  Chase              600     10/01/07           BMA               3.635%                 413
JP Morgan
  Chase            2,800     11/10/11           BMA               3.482%               8,737
Merrill Lynch        600      7/12/08           BMA               3.815%               3,058
Merrill Lynch        110      2/12/12           BMA               3.548%                 795


(a) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)  Variable rate coupon, rate shown as of February 28, 2007.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $298,113 or 0.2% of net assets.

(d)  Non-income producing security.

(e)  Investment in affiliated money market fund.

(f) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 67


     Glossary:
     ACA     - American Capital Access Financial Guaranty Corporation
     ADR     - American Depositary Receipt
     AMBAC   - American Bond Assurance Corporation
     AMT     - Alternative Minimum Tax (subject to)
     BMA     - Bond Market Association
     CBI     - Certificate of Beneficiary Insurance
     CDA     - Community Development Administration
     FGIC    - Financial Guaranty Insurance Company
     FSA     - Financial Security Assurance Inc.
     GDR     - Global Depositary Receipt
     GO      - General Obligation
     IDA     - Industrial Development Authority/Agency
     MBIA    - Municipal Bond Investors Assurance
     PCR     - Pollution Control Revenue
     PSF-GTD - (Texas) Permanent Schools Fund Guaranteed
     SCSDE   - South Carolina State Department of Education
     XLCA    - XL Capital Assurance Inc.

See notes to financial statements.


68 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


STATEMENT OF ASSETS & LIABILITIES
February 28, 2007 (unaudited)


                                              Wealth         Balanced        Wealth
                                           Appreciation       Wealth      Preservation
                                             Strategy        Strategy       Strategy
                                           ------------    ------------   -------------
Assets
Investments in securities, at value
  Unaffiliated issuers (cost
    $339,312,544, $317,219,259
    and $141,564,488,
    respectively)                          $390,768,146    $350,956,452    $151,965,184
  Affiliated issuers (cost $15,603,387,
    $4,196,374, and $1,812,967,
    respectively)                            15,603,387       4,196,374       1,812,967
Foreign cash, at value (cost
  $1,256,534, $179,481 and
  $38,392, respectively)(a)                   1,262,417         179,507          38,367
Receivable for shares of beneficial
  interest sold                               3,464,832       1,604,995       3,030,807
Receivable for investment securities
  sold and foreign currency
  transactions                                  936,234              99          92,540
Dividends and interest receivable               604,354       2,156,328       1,299,179
Unrealized appreciation of swap
  contracts                                          -0-         26,803          13,003
Total assets                                412,639,370     359,120,558     158,252,047

Liabilities
Due to custodian                                     -0-      3,041,197              -0-
Payable for investment securities
  purchased and foreign currency
  transactions                                7,334,791       1,085,747         131,275
Payable for shares of beneficial
  interest redeemed                           1,377,811         956,750       1,303,874
Advisory fee payable                            201,330         151,120          57,678
Distribution fee payable                        100,667         152,368          70,754
Payable for variation margin on
  futures contracts                              22,236           1,852              -0-
Transfer Agent fee payable                       11,785          16,141           7,513
Unrealized depreciation of swap
  contracts                                          -0-         19,703          12,720
Accrued expenses and other
  liabilities                                    97,269         166,606         127,358
Total liabilities                             9,145,889       5,591,484       1,711,172
Net Assets                                 $403,493,481    $353,529,074    $156,540,875

Composition of Net Assets
Shares of beneficial interest, at par              $268            $280            $133
Additional paid-in capital                  352,366,384     333,555,976     144,118,823
Undistributed/distributions in excess
  of) net investment income                    (302,203)        567,522         366,873
Accumulated net realized gain (loss)
  on investment and foreign
  currency transactions                         (36,447)    (14,331,344)      1,657,451
Net unrealized appreciation of
  investments and foreign currency
  denominated assets and
  liabilities                                51,465,479      33,736,640      10,397,595
                                          -------------   -------------   -------------
                                           $403,493,481    $353,529,074    $156,540,875


See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 69


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

                                                      Shares          Net Asset
Wealth Appreciation Strategy        Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
Class A                           $124,127,212       8,223,801          $15.09*
Class B                            $30,060,124       2,025,662          $14.84
Class C                            $60,915,706       4,102,796          $14.85
Advisor Class                     $188,390,439      12,413,064          $15.18

Balanced Wealth Strategy
Class A                           $209,322,397      16,618,883          $12.60*
Class B                            $60,618,895       4,810,461          $12.60
Class C                            $72,978,671       5,779,065          $12.63
Advisor Class                      $10,609,111         841,347          $12.61

Wealth Preservation Strategy
Class A                            $83,461,613       7,161,021          $11.65*
Class B                            $34,957,912       2,934,666          $11.91
Class C                            $31,165,583       2,613,518          $11.92
Advisor Class                       $6,955,767         595,626          $11.68


* The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy were $15.76, $13.16, and $12.17, respectively, which reflects a sales charge of 4.25%.

(a) Amounts equivalent to U.S. $107,059, $8,337 and $0, respectively, have been segregated as collateral for the financial futures contracts outstanding at February 28, 2007.

    See notes to financial statements.


70 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)


                                              Wealth         Balanced        Wealth
                                           Appreciation       Wealth      Preservation
                                             Strategy        Strategy       Strategy
                                           ------------    ------------   -------------
Investment Income
Dividends (net of foreign taxes withheld
  of $34,880, $19,359 and $5,632,
  respectively)                              $2,344,980      $1,185,544        $338,090
Interest
  Unaffiliated issuers                          243,794       3,326,566       2,071,991
  Affiliated issuers                             31,945           7,522           4,069
Total income                                  2,620,719       4,519,632       2,414,150

Expenses
Advisory fee                                  1,101,954         943,255         440,647
Distribution fee--Class A                       169,955         307,993         129,290
Distribution fee--Class B                       145,001         303,358         183,209
Distribution fee--Class C                       273,283         339,033         154,558
Transfer agency--Class A                         26,070          99,191          40,992
Transfer agency--Class B                          9,062          35,770          21,566
Transfer agency--Class C                         13,705          34,407          15,566
Transfer agency--Advisor Class                   32,483           4,448           3,088
Custodian                                       148,359         142,834         113,283
Registration                                     40,980          37,684          35,665
Legal                                            30,534          32,145          34,116
Audit                                            27,875          29,745          26,851
Trustees' fees                                   16,547          20,032          18,755
Printing                                         11,617          35,478          24,264
Miscellaneous                                    11,494          12,041           9,422
Total expenses                                2,058,919       2,377,414       1,251,272
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                        -0-             -0-        (53,925)
Less: expense offset arrangement
  (see Note B)                                   (2,141)        (12,496)         (6,003)
Net expenses                                  2,056,778       2,364,918       1,191,344
Net investment income                           563,941       2,154,714       1,222,806

Realized and Unrealized Gain (Loss)
on Investment and Foreign
Currency Transactions
Net realized gain (loss) on:
  Investment transactions                       898,123       5,063,208       2,477,013
  Futures contracts                             167,105          35,895           2,590
  Swap contracts                                     -0-        (10,291)         (8,135)
  Foreign currency transactions                  (3,721)         21,160             526
Net change in unrealized
  appreciation/depreciation of:
  Investments(a)                             24,165,533       9,142,304       1,726,165
  Futures contracts                             (92,365)        (18,624)             -0-
  Swap contracts                                     -0-         16,233           8,925
  Foreign currency denominated
    assets and liabilities                        1,516            (227)          1,181
Net gain on investment and foreign
  currency transactions                      25,136,191      14,249,658       4,208,265

Net Increase in Net Assets from
  Operations                                $25,700,132     $16,404,372      $5,431,071


(a) Net of change in accrued foreign capital gains taxes of $1,105, $399 and $118, respectively.

     See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 71


STATEMENT OF CHANGES IN NET ASSETS

                                                Wealth Appreciation Strategy
                                              ---------------------------------
                                              Six Months Ended     Year Ended
                                              February 28, 2007    August 31,
                                                 (unaudited)          2006
                                              -----------------   -------------
Increase in Net Assets from Operations
Net investment income                               $563,941        $931,490
Net realized gain on investment and foreign
  currency transactions                            1,061,507       1,219,187
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                          24,074,684      13,626,395
Net increase in net assets from
  operations                                      25,700,132      15,777,072

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (584,666)        (68,449)
  Advisor Class                                   (1,090,858)        (12,852)
Net realized gain on investment
  transactions
  Class A                                           (346,184)       (827,126)
  Class B                                            (90,032)       (259,937)
  Class C                                           (174,184)       (336,345)
  Advisor Class                                     (434,413)        (54,820)

Transactions in Shares of Beneficial
Interest
Net increase                                      98,162,720     161,684,896
Total increase                                   121,142,515     175,902,439

Net Assets
Beginning of period                              282,350,966     106,448,527
End of period (including undistributed
  (distributions in excess of) net investment
  income of ($302,203) and $809,380,
  respectively)                                 $403,493,481    $282,350,966


See notes to financial statements.


72 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                                 Balanced Wealth Strategy
                                              ---------------------------------
                                              Six Months Ended     Year Ended
                                              February 28, 2007    August 31,
                                                 (unaudited)         2006
                                              -----------------   -------------
Increase in Net Assets from Operations
Net investment income                             $2,154,714      $3,936,621
Net realized gain on investment and foreign
  currency transactions                            5,109,972       8,032,558
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                           9,139,686       5,995,146
Net increase in net assets from
  operations                                      16,404,372      17,964,325

Dividends to Shareholders from
Net investment income
  Class A                                         (1,795,058)     (2,464,624)
  Class B                                           (315,383)       (422,952)
  Class C                                           (343,632)       (389,405)
  Advisor Class                                      (92,607)       (106,947)

Transactions in Shares of Beneficial
Interest
Net increase                                       9,377,307      62,766,973
Total increase                                    23,234,999      77,347,370

Net Assets
Beginning of period                              330,294,075     252,946,705
End of period (including undistributed net
  investment income of $567,522 and
  $959,488 respectively)                        $353,529,074    $330,294,075


See notes to financial statements.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 73


                                                Wealth Preservation Strategy
                                              ---------------------------------
                                              Six Months Ended    Year Ended
                                              February 28, 2007    August 31,
                                                 (unaudited)         2006
                                              -----------------   -------------
Increase in Net Assets from Operations
Net investment income                             $1,222,806      $2,207,002
Net realized gain on investment and foreign
  currency transactions                            2,471,994       3,340,751
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
  assets and liabilities                           1,736,271       1,172,821
Net increase in net assets from
  operations                                       5,431,071       6,720,574

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (841,643)     (1,302,786)
  Class B                                           (217,611)       (329,746)
  Class C                                           (182,103)       (228,422)
  Advisor Class                                      (72,900)        (94,449)
Net realized gain on investment
  transactions
  Class A                                         (1,109,477)             -0-
  Class B                                           (453,869)             -0-
  Class C                                           (392,078)             -0-
  Advisor Class                                      (92,409)             -0-

Transactions in Shares of Beneficial
Interest
Net increase (decrease)                           (6,802,212)     12,964,359
Total increase (decrease)                         (4,733,231)     17,729,530

Net Assets
Beginning of period                              161,274,106     143,544,576
End of period (including undistributed net
  investment income of $366,873 and
  $458,324, respectively)                       $156,540,875    $161,274,106


See notes to financial statements.

74 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTES TO FINANCIAL STATEMENTS
February 28, 2007 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the "Trust") was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the "Strategies"). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Strategies' Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 75


("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market ("OTC"), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.


76 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 77


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

                                           Average Daily Net Assets
                                  -------------------------------------------
                                      First             Next     In Excess of
Tax-Managed Strategy              $2.5 Billion    $2.5 Billion    $5 Billion
-----------------------------------------------------------------------------
Wealth Appreciation                   .65%              .55%         .50%
Balanced Wealth                       .55%              .45%         .40%
Wealth Preservation                   .55%              .45%         .40%

Prior to September 7, 2004, the Strategies paid the Adviser an advisory fee at the annual rates as follows:

                                       Average Daily Net Assets
                        ------------------------------------------------------
                           First           Next         Next      In Excess of
Tax-Managed Strategy    $5 Billion   $2.5 Billion   $2.5 Billion   $10 Billion
------------------------------------------------------------------------------
Wealth Appreciation        .95%          .90%           .85%          .80%
Balanced Wealth            .75%          .70%           .65%          .60%
Wealth Preservation        .75%          .70%           .65%          .60%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis as follows:

Tax-Managed Strategy     Class A       Class B       Class C    Advisor Class
-----------------------------------------------------------------------------
Wealth Appreciation       1.50%         2.20%         2.20%         1.20%
Balanced Wealth           1.20%         1.90%         1.90%          .90%
Wealth Preservation       1.20%         1.90%         1.90%          .90%

For the six months ended February 28, 2007, such reimbursement amounted to $0, $0 and $53,925, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively.

The Strategies compensate AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for


78 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $45,738, $91,459 and $39,313 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2007.

For the the six months ended February 28, 2007, the Strategies' expenses were reduced by $2,141, $12,496 and $6,003 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that is has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2007 as follows:

                      Front End
                          Sales
                        Charges         Contingent Deferred Sales Charges
                      -------------------------------------------------------
Tax-Managed Strategy   Class A       Class A         Class B         Class C
                      -------------------------------------------------------
Wealth Appreciation     $29,190      $   -0-         $16,472         $ 3,087
Balanced Wealth          43,514       1,752           41,520          10,921
Wealth Preservation      17,399         145           16,036           3,633

Brokerage commissions paid on investment transactions for the six months ended February 28, 2007 amounted to $201,902, $85,127 and $25,148 for the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, of which $0 and $0; $0 and $314; and $0 and $60 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 79


Accrued expenses include amounts owed to one of the Trustees under a deferred compensation plan of $8,633 and $8,508 for the Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the six months ended February 28, 2007.

NOTE C
Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50 of 1% of each Strategy's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of each Strategy's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategy's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the the six months ended February 28, 2007, were as follows:

Wealth Appreciation                   Purchases         Sales
-------------------                --------------- --------------
Investment securities (excluding
   U.S. government securities)      $ 173,664,502   $ 76,435,259
U.S. government securities                     -0-            -0-


80 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Balanced Wealth                       Purchases        Sales
---------------                    --------------- --------------
Investment securities (excluding
   U.S. government securities)      $  90,738,320   $ 79,227,808
U.S. government securities                     -0-            -0-

Wealth Preservation                   Purchases        Sales
-------------------                --------------- --------------
Investment securities (excluding
   U.S. government securities)      $  45,925,809   $ 55,060,071
U.S. government securities                     -0-            -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps, accrued foreign capital gains taxes and foreign currency transactions) are as follows:

                               Gross         Gross
                          Unrealized     Unrealized   Net Unrealized
Tax-Managed Strategy    Appreciation   Depreciation     Appreciation
--------------------------------------------------------------------
Wealth Appreciation     $ 53,417,387   $ (1,961,785)    $ 51,455,602
Balanced Wealth           35,466,780     (1,729,587)      33,737,193
Wealth Preservation       11,055,816       (655,120)      10,400,696

1. Forward Currency Exchange Contracts
The Strategies may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Strategies.

The Strategies' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Strategies having a value at least equal to the aggregate amount of the Strategies' commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Strategies have in that particular currency contract.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 81


2. Financial Futures Contracts

The Strategies may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Strategies bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Strategies enter into a futures contract, each Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategies agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategies as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Strategies record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

3. Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategies, and/or the termination value at the end of the contract. Therefore, the Strategies consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Strategies accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.


82 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTE E
Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                                    Wealth Appreciation Strategy

                            Shares                                Amount
             -----------------------------------    ------------------------------------
              Six Months Ended        Year Ended     Six Months Ended        Year Ended
             February 28, 2007        August 31,    February 28, 2007        August 31,
                   (unaudited)              2006          (unaudited)              2006
             -----------------      ------------    -----------------     -------------
Class A
Shares sold          1,337,332         4,898,208         $ 19,964,633      $ 66,729,377
Shares issued in
   reinvestment of
   dividends and
   distributions        54,854            61,635              833,239           834,532
Shares converted
   from Class B         27,098            20,844              406,312           282,384
Shares redeemed       (526,234)       (2,048,099)          (7,809,576)      (28,378,847)
Net increase           893,050         2,932,588         $ 13,394,608      $ 39,467,446

Class B
Shares sold            191,137           547,010         $  2,792,108      $  7,377,346
Shares issued in
   reinvestment of
   distributions         5,407            17,447               80,843           233,100
Shares converted
   to Class A          (27,576)          (21,175)            (406,312)         (282,384)
Shares redeemed       (129,847)         (268,346)          (1,890,954)       (3,605,228)
Net increase            39,121           274,936         $    575,685      $  3,722,834

Class C
Shares sold            848,089         1,785,144         $ 12,450,327      $ 24,023,741
Shares issued in
   reinvestment of
   distributions         8,203            17,643              122,712           235,712
Shares redeemed       (220,651)         (393,216)          (3,269,726)       (5,284,851)
Net increase           635,641         1,409,571         $  9,303,313      $ 18,974,602

Advisor Class
Shares sold          5,649,990         7,608,606         $ 84,901,103      $105,921,806
Shares issued in
   reinvestment of
   dividends and
   distributions        97,175             3,303            1,482,885            44,912
Shares redeemed       (763,613)         (464,888)         (11,494,874)       (6,446,704)
Net increase         4,983,552         7,147,021         $ 74,889,114      $ 99,520,014


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 83


                                      Balanced Wealth Strategy

                            Shares                                Amount
             -----------------------------------    ------------------------------------
              Six Months Ended        Year Ended     Six Months Ended        Year Ended
             February 28, 2007        August 31,    February 28, 2007        August 31,
                   (unaudited)              2006          (unaudited)              2006
             -----------------      ------------    -----------------     -------------
Class A
Shares sold          2,190,037         6,610,145         $ 27,235,121      $ 78,389,174
Shares issued in
   reinvestment of
   dividends           132,646           195,756            1,640,339         2,301,152
Shares converted
   from Class B        108,349           198,998            1,361,017         2,359,347
Shares redeemed     (2,216,754)       (3,220,987)         (27,671,817)      (38,244,733)
Net increase           214,278         3,783,912         $  2,564,660      $ 44,804,940

Class B
Shares sold            346,670         1,063,614         $  4,318,826      $ 12,642,353
Shares issued in
   reinvestment of
   dividends            22,966            32,401              284,638           381,374
Shares converted
   to Class A         (108,467)         (199,279)          (1,361,017)       (2,359,347)
Shares redeemed       (436,296)         (941,601)          (5,421,635)      (11,181,285)
Net decrease          (175,127)          (44,865)        $ (2,179,188)     $   (516,905)

Class C
Shares sold          1,035,333         2,218,453         $ 12,942,224      $ 26,450,391
Shares issued in
   reinvestment of
   dividends            20,756            24,442              257,945           288,375
Shares redeemed       (546,122)         (912,637)          (6,812,815)      (10,854,129)
Net increase           509,967         1,330,258         $  6,387,354      $ 15,884,637

Advisor Class
Shares sold            307,671           282,241         $  3,858,613      $  3,359,217
Shares issued in
   reinvestment of
   dividends             6,467             8,516               80,133           100,143
Shares redeemed       (106,391)          (72,323)          (1,334,265)         (865,059)
Net increase           207,747           218,434         $  2,604,481      $  2,594,301


84 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


                                    Wealth Preservation Strategy

                            Shares                                Amount
             -----------------------------------    ------------------------------------
              Six Months Ended        Year Ended     Six Months Ended        Year Ended
             February 28, 2007        August 31,    February 28, 2007        August 31,
                   (unaudited)              2006          (unaudited)              2006
             -----------------      ------------    -----------------     -------------
Class A
Shares sold          1,029,270         3,409,909         $ 11,966,526      $ 38,723,456
Shares issued in
   reinvestment of
   dividends and
   distributions       142,825           103,340            1,681,383         1,168,207
Shares converted
   from Class B         90,871            94,196            1,059,363         1,073,910
Shares redeemed     (1,721,483)       (2,270,441)         (20,063,529)      (25,863,311)
Net increase
   (decrease)         (458,517)        1,337,004         $ (5,356,257)     $ 15,102,262

Class B
Shares sold            109,623           395,053         $  1,306,536      $  4,594,430
Shares issued in
   reinvestment of
   dividends and
   distributions        46,830            23,488              557,106           271,189
Shares converted
   to Class A          (88,892)          (91,996)          (1,059,363)       (1,073,910)
Shares redeemed       (356,739)         (861,005)          (4,248,883)       (9,989,678)
Net decrease          (289,178)         (534,460)        $ (3,444,604)     $ (6,197,969)

Class C
Shares sold            392,147           926,841         $  4,671,343      $ 10,776,195
Shares issued in
   reinvestment of
   dividends and
   distributions        34,684            13,997              413,059           161,861
Shares redeemed       (357,966)         (681,523)          (4,267,063)       (7,925,916)
Net increase            68,865           259,315         $    817,339      $  3,012,140

Advisor Class
Shares sold            222,931           168,799         $  2,593,532      $  1,926,985
Shares issued in
   reinvestment of
   dividends and
   distributions        13,540             8,167              157,501            92,337
Shares redeemed       (134,393)          (85,162)          (1,569,723)         (971,396)
Net increase           102,078            91,804         $  1,181,310      $  1,047,926


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 85


NOTE F
Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies' investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the the six months ended February 28, 2007.


86 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal periods ended August 31, 2006 and August 31, 2005 were as follows:

                                    August 31,        August 31,
                                       2006              2005
                                  ==============    ==============
Wealth Appreciation Strategy
Distributions paid from:
   Ordinary income                      81,301        $   36,389
   Long-term capital gains           1,478,228                -0-
                                    ----------        ----------
Total taxable distributions          1,559,529            36,389
                                    ----------        ----------
Total distributions paid             1,559,529        $   36,389
                                    ----------        ----------

Balanced Wealth Strategy
Distributions paid from:
   Ordinary income                  $1,111,732        $  696,030
                                    ----------        ----------
Total taxable distributions paid     1,111,732           696,030
Tax exempt distributions             2,272,196         1,308,732
                                    ----------        ----------
Total distributions paid            $3,383,928        $2,004,762
                                    ----------        ----------

Wealth Preservation Strategy
Distributions paid from:
   Ordinary income                  $  359,136        $  224,474
                                    ----------        ----------
Total taxable distributions paid       359,136           224,474
Tax exempt distributions             1,596,267           756,156
                                    ----------        ----------
Total distributions paid            $1,955,403        $  980,630
                                    ----------        ----------


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 87


As of August 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                       Wealth        Balanced        Wealth
                                    Appreciation      Wealth      Preservation
                                      Strategy       Strategy       Strategy
                                    ============   ============   ============
Undistributed ordinary income(a)    $  1,109,511   $  1,184,006   $    539,529
Undistributed long-term
   capital gains                         977,744             -0-     1,355,569
Accumulated capital and other
   gains/(losses)(b)                          -0-   (19,180,833)            -0-
Unrealized appreciation(c)            26,059,779     24,125,279      8,471,541
                                    ------------   ------------   ------------
Total accumulated
   earnings/(deficit)(d)            $ 28,147,034   $  6,128,452   $ 10,366,639
                                    ------------   ------------   ------------


(a)   Includes tax exempt income of $0, $438,953 and $248,062, respectively.

(b) During the fiscal year ended August 31, 2006, the Balanced Wealth Strategy had a net capital loss carryforward of $19,180,833, of which $17,737,620 expires in the year 2010 and $1,443,213 expires in the year 2011. The Balanced Wealth Strategy utilized $8,091,457 of prior year capital loss carryforwards. The Wealth Preservation Strategy had a net capital loss carryforward of $1,980,662, all of which expires in the year 2010. The Wealth Preservation Strategy utilized $1,980,662 of prior capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy's next taxable year.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income(loss) accrual and mark-to-market on passive foreign investment companies and futures contracts.

(d) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferred compensation and accrual of swap income.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


88 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 89


Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late


90 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 91


of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.


92 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 93


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Appreciation Strategy
                                                                              Class A
                                                      Six Months
                                                           Ended         Year Ended        September 2,
                                                    February 28,         August 31,          2003(a) to
                                                            2007  ------------------------   August 31,
                                                     (unaudited)         2006         2005         2004
                                                    ---------------------------------------------------
Net asset value, beginning of period                     $ 14.00      $ 12.66      $ 10.77      $ 10.00

Income From Investment Operations
Net investment income(b)                                 $   .03          .08          .04(c)       .01(c)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions                            1.19         1.42         1.86          .77
Net increase in net asset value from operations             1.22         1.50         1.90          .78

Less: Dividends and Distributions
Dividends from net investment income                        (.08)        (.01)        (.01)        (.01)
Distributions from net realized gain on investment
   transactions                                             (.05)        (.15)          -0-          -0-
Total dividends and distributions                           (.13)        (.16)        (.01)        (.01)
Net asset value, end of period                           $ 15.09      $ 14.00      $ 12.66      $ 10.77

Total Return
Total investment return based on net asset value(e)         8.64%       11.87%       17.65%        7.75%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $124,127     $102,651      $55,691      $29,431
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                  1.16%(f)     1.36%(g)     1.50%        1.55%(f)
   Expenses, before waivers/reimbursements                  1.16%(f)     1.36%(g)     1.63%         2.28%(f)
   Net investment income                                     .38%(f)      .59%(g)      .34%(c)       .10%(c)(d)(f)
Portfolio turnover rate                                       23%          40%          51%           21%


See footnote summary on page 106.


94 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Appreciation Strategy
                                                                              Class B
                                                      Six Months
                                                           Ended         Year Ended        September 2,
                                                    February 28,         August 31,          2003(a) to
                                                            2007  ------------------------   August 31,
                                                     (unaudited)         2006         2005         2004
                                                    ---------------------------------------------------
Net asset value, beginning of period                     $ 13.75      $ 12.51      $ 10.71      $ 10.00

Income From Investment Operations
Net investment loss(b)                                      (.02)        (.02)        (.04)(c)     (.06)(c)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions                            1.16         1.41         1.84          .77
Net increase in net asset value from operations             1.14         1.39         1.80          .71

Less: Distributions
Distributions from net realized gain on investment
   transactions                                             (.05)        (.15)          -0-          -0-
Net asset value, end of period                           $ 14.84      $ 13.75      $ 12.51      $ 10.71

Total Return
Total investment return based on net asset value(e)         8.25%       11.11%       16.81%        7.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $30,060      $27,310      $21,413      $14,481
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                  1.88%(f)     2.09%(g)     2.20%        2.25%(f)
   Expenses, before waivers/reimbursements                  1.88%(f)     2.09%(g)     2.33%        2.95%(f)
   Net investment loss                                      (.35)%(f)    (.16)%(g)    (.37)%(c)    (.57)%(c)(d)(f)
Portfolio turnover rate                                       23%          40%          51%          21%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 95


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Appreciation Strategy
                                                                              Class C
                                                      Six Months
                                                           Ended         Year Ended        September 2,
                                                    February 28,         August 31,          2003(a) to
                                                            2007  ------------------------   August 31,
                                                     (unaudited)         2006         2005         2004
                                                    ---------------------------------------------------
Net asset value, beginning of period                     $ 13.75      $ 12.52      $ 10.71      $ 10.00

Income From Investment Operations
Net investment loss(b)                                      (.02)        (.01)        (.04)(c)     (.06)(c)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions                            1.17         1.39         1.85          .77
Net increase in net asset value from operations             1.15         1.38         1.81          .71

Less: Distributions
Distributions from net realized gain on investment
   transactions                                             (.05)        (.15)          -0-          -0-
Net asset value, end of period                           $ 14.85      $ 13.75      $ 12.52      $ 10.71

Total Return
Total investment return based on net asset value(e)         8.33%       11.02%       16.90%        7.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $60,916      $47,689      $25,751      $14,558
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                  1.87%(f)     2.06%(g)     2.20%        2.25%(f)
   Expenses, before waivers/reimbursements                  1.87%(f)     2.06%(g)     2.33%        2.98%(f)
   Net investment loss                                      (.33)%(f)    (.09)%(g)    (.36)%(c)    (.59)%(c)(d)(f)
Portfolio turnover rate                                       23%          40%          51%          21%


See footnote summary on page 106.


96 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                    Wealth Appreciation Strategy
                                                                           Advisor Class
                                                      Six Months
                                                           Ended         Year Ended        September 2,
                                                    February 28,         August 31,          2003(a) to
                                                            2007  ------------------------   August 31,
                                                     (unaudited)         2006         2005         2004
                                                    ---------------------------------------------------
Net asset value, beginning of period                     $ 14.09      $ 12.72      $ 10.80      $ 10.00

Income From Investment Operations
Net investment income(b)                                     .05          .17          .08(c)       .01(c)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions                            1.20         1.38         1.87          .80
Net increase in net asset value from operations             1.25         1.55         1.95          .81

Less: Dividends and Distributions
Dividends from net investment income                        (.11)        (.03)        (.03)        (.01)
Distributions from net realized gain on investment
   transactions                                             (.05)        (.15)          -0-          -0-
Total dividends and distributions                           (.16)        (.18)          -0-          -0-
Net asset value, end of period                           $ 15.18      $ 14.09      $ 12.72      $ 10.80

Total Return
Total investment return based on net asset value(e)         8.85%       12.23%       18.02%        8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $188,390     $104,701       $3,594       $1,771
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                   .86%(f)     1.01%(g)     1.20%        1.36%(f)
   Expenses, before waivers/reimbursements                   .86%(f)     1.01%(g)     1.34%        2.65%(f)
   Net investment income                                     .69%(f)     1.26%(g)      .64%(c)      .13%(c)(d)(f)
Portfolio turnover rate                                       23%          40%          51%          21%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 97


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                            Balanced Wealth Strategy
                                                                    Class A
                              Six Months
                                   Ended                                            May 1,
                            February 28,        Year Ended August 31,              2003 to    Year Ended April 30,
                                    2007  ----------------------------------     August 31,  -----------------------
                             (unaudited)        2006         2005       2004        2003(h)        2003      2002(i)
                            ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period           $ 12.09     $ 11.49      $ 10.61    $ 10.04        $  9.41     $ 10.30      $ 11.70

Income From
   Investment
   Operations
Net investment income(b)             .09         .19          .15(c)     .10(c)(d)      .00(j)      .05          .06
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency
   transactions                      .53         .58          .87        .54            .63        (.82)       (1.46)
Net increase (decrease) in
   net asset value from
   operations                        .62         .77         1.02        .64            .63        (.77)       (1.40)

Less: Dividends
Dividends from
   net investment
   income                           (.11)       (.17)        (.14)      (.07)            -0-       (.12)          -0-
Net asset value,
   end of period                 $ 12.60     $ 12.09      $ 11.49    $ 10.61        $ 10.04     $  9.41      $ 10.30

Total Return
Total investment return
   based on net asset
   value(e)                         5.13%       6.72%        9.65%      6.36%          6.70%      (7.45)%   (11.97)%

Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)              $209,322    $198,406     $144,983    $97,552        $46,013     $43,743    $52,602
Ratio to average
   net assets of:
   Expenses,
      net of waivers/
      reimbursements                1.12%(f)    1.18%(g)     1.20%      1.31%          1.97%(f)    1.82%      1.58%
   Expenses,
      before waivers/
      reimbursements                1.12%(f)    1.18%(g)     1.29%      1.80%          1.97%(f)    1.82%      1.58%
   Net investment
      Income                        1.51%(f)    1.60%(g)     1.35%(c)    .91%(c)(d)     .10%(f)     .57%       .59%
Portfolio turnover rat                23%         57%          51%       129%            20%         78%       116%


See footnote summary on page 106.


98 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Financial Highlights

                                                           Balanced Wealth Strategy
                                                                   Class B
                             Six Months
                                  Ended                                            May 1,
                           February 28,        Year Ended August 31,              2003 to    Year Ended April 30,
                                   2007  ----------------------------------     August 31,  -----------------------
                            (unaudited)        2006         2005       2004        2003(h)        2003      2002(i)
                           ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 12.10     $ 11.50      $ 10.62    $ 10.08        $  9.47     $ 10.34      $ 11.83

Income From
   Investment
   Operations
Net investment
   income (loss)(b)                 .05         .10(c)       .07(c)     .02(c)(d)     (.02)       (.01)        (.02)
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency
   transactions                     .51         .58          .87        .53            .63        (.83)       (1.47)
Net increase (decrease)
   in net asset value from
   operations                       .56         .68          .94        .55            .61        (.84)       (1.49)

Less: Dividends
Dividends from
   net investment
   income                          (.06)       (.08)        (.06)      (.01)            -0-       (.03)          -0-
Net asset value,
   end of period                $ 12.60     $ 12.10      $ 11.50    $ 10.62        $ 10.08     $  9.47      $ 10.34

Total Return
Total investment return
   based on net asset
   value(e)                        4.67%       5.97%        8.89%      5.50%          6.44%      (8.12)%     (12.60)%

Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)              $60,619     $60,329      $57,826    $50,135        $32,081     $31,781      $49,484
Ratio to average
   net assets of:
   Expenses,
      net of waivers/
      reimbursements               1.84%(f)    1.90%(g)     1.90%      2.03%          2.72%(f)    2.57%        2.32%
   Expenses,
      before waivers/
      reimbursements               1.84%(f)    1.91%(g)     2.02%      2.53%          2.72%(f)    2.57%        2.32%
   Net investment
      income (loss)                 .79%(f)     .86%(c)(g)   .64%(c)    .18%(c)(d)    (.66)%(f)   (.13)%       (.18)%
Portfolio turnover rate              23%         57%          51%       129%            20%         78%         116%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 99


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                           Balanced Wealth Strategy
                                                                   Class C
                             Six Months
                                  Ended                                            May 1,
                           February 28,        Year Ended August 31,              2003 to    Year Ended April 30,
                                   2007  ----------------------------------     August 31,  -----------------------
                            (unaudited)        2006         2005       2004        2003(h)        2003      2002(i)
                           ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 12.13     $ 11.52      $ 10.64    $ 10.09        $  9.48     $ 10.35      $ 11.85

Income From
   Investment
   Operations
Net investment
   income (loss)(b)                 .05         .11          .07(c)     .03(c)(d)     (.02)       (.01)        (.02)
Net realized and
   unrealized gain (loss)
   on investment
   and foreign currency
   transactions                     .51         .58          .87        .53            .63        (.83)       (1.48)
Net increase (decrease)
   in net asset value
   from operations                  .56         .69          .94        .56            .61        (.84)       (1.50)

Less: Dividends
Dividends from
   net investment
   income                          (.06)       (.08)        (.06)      (.01)            -0-       (.03)          -0-
Net asset value,
   end of period                $ 12.63     $ 12.13      $ 11.52    $ 10.64        $ 10.09     $  9.48      $ 10.35

Total Return
Total investment return
   based on net asset
   value(e)                        4.66%       6.05%        8.87%      5.59%          6.43%      (8.11)%     (12.66)%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)              $72,979     $63,889      $45,364    $26,766         $5,920      $6,011       $9,134
Ratio to average
   net assets of:
   Expenses,
      net of waivers/
      reimbursements               1.83%(f)    1.89%(g)     1.90%      1.99%          2.69%(f)    2.54%        2.30%
   Expenses,
      before waivers/
      reimbursements               1.83%(f)    1.89%(g)     2.00%      2.52%          2.69%(f)    2.54%        2.30%
   Net investment
      income (loss)                 .81%(f)     .89%(g)      .65%(c)    .26%(c)(d)    (.63)%(f)   (.09)%       (.15)%
Portfolio turnover rate              23%         57%          51%       129%            20%         78%         116%


See footnote summary on page 106.


100 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                     Balanced Wealth Strategy
                                                                          Advisor Class
                                                     Six Months
                                                          Ended             Year Ended          September 2,
                                                   February 28,             August 31,            2003(k) to
                                                           2007    -------------------------      August 31,
                                                    (unaudited)          2006           2005            2004
                                                   ---------------------------------------------------------
Net asset value, beginning of period                    $ 12.11       $ 11.50        $ 10.62         $ 10.13

Income From Investment Operations
Net investment income(b)                                   .11            .23            .18(c)          .12(c)(d)
Net realized and unrealized gain on investment and
   foreign currency transactions                           .52            .58            .87             .46
Net increase in net asset value from operations            .63            .81           1.05             .58

Less: Dividends
Dividends from net investment income                      (.13)          (.20)          (.17)           (.09)
Net asset value, end of period                         $ 12.61        $ 12.11        $ 11.50         $ 10.62

Total Return
Total investment return based on net asset value(e)       5.18%          7.11%          9.95%           5.73%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $10,609         $7,670         $4,774          $1,988
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                 .82%(f)        .88%(g)        .90%           1.00%(f)
   Expenses, before waivers/reimbursements                 .82%(f)        .88%(g)       1.00%           1.48%(f)
   Net investment income                                  1.82%(f)       1.91%(g)       1.66%(c)        1.24%(c)(d)(f)
Portfolio turnover rate                                     23%            57%             51%            129%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 101


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                         Wealth Preservation Strategy
                                                                   Class A
                             Six Months
                                  Ended                                            May 1,
                           February 28,        Year Ended August 31,              2003 to    Year Ended April 30,
                                   2007  ----------------------------------     August 31,  -----------------------
                            (unaudited)        2006         2005       2004        2003(h)        2003      2002(i)
                           ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 11.51     $ 11.16      $ 10.65    $ 10.28        $ 10.11     $ 10.07      $ 10.65

Income From
   Investment
   Operations
Net investment
   income(b)(c)                     .10         .20          .13        .07(d)         .05         .23          .25
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency
   transactions                     .30         .33          .50        .34            .19         .10         (.55)
Net increase (decrease)
   in net asset value
   from operations                  .40         .53          .63        .41            .24         .33         (.30)

Less: Dividends and
   Distributions
Dividends from
   net investment
   income                          (.11)       (.18)        (.12)      (.04)          (.07)       (.29)        (.28)
Distributions from
   net realized gain
   on investment
   transactions                    (.15)         -0-          -0-        -0-            -0-         -0-          -0-
Total dividends and
   Distributions                   (.26)       (.18)        (.12)      (.04)           (.07)      (.29)        (.28)
Net asset value,
   end of period                $ 11.65     $ 11.51      $ 11.16    $ 10.65         $ 10.28    $ 10.11      $ 10.07

Total Return
Total investment return
   based on net asset
   value(e)                        3.50%       4.79%        5.95%      3.94%           2.36%      3.37%       (2.80)%

Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)              $83,462     $87,717      $70,145    $55,937         $36,857    $36,133      $31,857
Ratio to average
   net assets of:
   Expenses,
      net of waivers/
      reimbursements               1.20%(f)    1.20%(g)     1.20%      1.33%           1.55%(f)   1.40%        1.40%
   Expenses,
      before waivers/
      reimbursements               1.27%(f)    1.33%(g)     1.37%      1.79%           1.82%(f)   1.69%        1.70%
   Net investment
      income(c)                    1.81%(f)    1.73%(g)     1.23%       .68%(d)        1.57%(f)   2.36%        2.46%
Portfolio turnover rate              27%         75%          63%       173%             37%        94%          72%


See footnote summary on page 106.


102 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                         Wealth Preservation Strategy
                                                                   Class B
                             Six Months
                                  Ended                                            May 1,
                           February 28,        Year Ended August 31,              2003 to    Year Ended April 30,
                                   2007  ----------------------------------     August 31,  -----------------------
                            (unaudited)        2006         2005       2004        2003(h)        2003      2002(i)
                           ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 11.76     $ 11.40      $ 10.87    $ 10.54        $ 10.37     $ 10.31      $ 10.90

Income From
   Investment
   Operations
Net investment
   income (loss)(b)(c)              .07         .12          .06       (.01)(d)        .03         .17          .18
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency
   transactions                     .30         .34          .51        .35            .19         .10         (.57)
Net increase (decrease)
   in net asset value from
   operations                       .37         .46          .57         .34           .22         .27         (.39)

Less: Dividends and
   Distributions
Dividends from
   net investment income           (.07)       (.10)        (.04)       (.01)         (.05)       (.21)        (.20)
Distributions from
   net realized gain
   on investment
   transactions                    (.15)         -0-          -0-         -0-           -0-         -0-          -0-
Total dividends and
   Distributions                   (.22)       (.10)        (.04)       (.01)         (.05)       (.21)        (.20)
Net asset value,
   end of period                $ 11.91     $ 11.76      $ 11.40     $ 10.87       $ 10.54     $ 10.37      $ 10.31

Total Return
Total investment return
   based on net asset
   value(e)                        3.14%       4.01%        5.25%       3.22%         2.12%       2.70%       (3.54)%

Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)              $34,958     $37,910      $42,831     $46,781       $48,199     $47,156      $41,984
Ratio to average
   net assets of:
   Expenses,
      net of waivers/
      reimbursements               1.90%(f)    1.90%(g)     1.90%       2.05%         2.25%(f)    2.10%        2.10%
   Expenses,
      before waivers/
      reimbursements               1.99%(f)    2.06%(g)     2.10%       2.52%         2.55%(f)    2.42%        2.38%
   Net investment
      income (loss)(c)             1.11%(f)    1.00%(g)      .51%       (.06)%(d)      .87%(f)    1.65%        1.74%
Portfolio turnover rate              27%         75%          63%        173%           37%         94%          72%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 103


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                         Wealth Preservation Strategy
                                                                   Class C
                             Six Months
                                  Ended                                            May 1,
                           February 28,        Year Ended August 31,              2003 to    Year Ended April 30,
                                   2007  ----------------------------------     August 31,  -----------------------
                            (unaudited)        2006         2005       2004        2003(h)        2003      2002(i)
                           ----------------------------------------------------------------------------------------
Net asset value,
   beginning of period          $ 11.77     $ 11.41      $ 10.88    $ 10.55        $ 10.38     $ 10.32      $ 10.91

Income From
   Investment
   Operations
Net investment
   income(loss)(b)(c)               .07         .12          .06        .00(d)(j)      .03         .17          .19
Net realized and
   unrealized gain
   (loss) on investment
   and foreign currency
   transactions                     .30         .34          .51        .34            .19         .10         (.58)
Net increase (decrease)
   in net asset value from
   operations                       .37         .46          .57        .34            .22         .27         (.39)

Less: Dividends and
   Distributions
Dividends from net
   investment income               (.07)       (.10)        (.04)      (.01)          (.05)       (.21)        (.20)
Distributions from
   net realized gain
   on investment
   transactions                    (.15)         -0-          -0-        -0-            -0-         -0-          -0-
Total dividends and
   Distributions                   (.22)       (.10)        (.04)      (.01)          (.05)       (.21)        (.20)
Net asset value,
   end of period                $ 11.92     $ 11.77      $ 11.41    $ 10.88        $ 10.55     $ 10.38      $ 10.32

Total Return
Total investment return
   based on net asset
   value(e)                        3.14%       4.00%        5.25%      3.21%          2.12%       2.70%       (3.54)%

Ratios/Supplemental
   Data
Net assets, end of period
   (000's omitted)              $31,165     $29,954      $26,075    $22,284         $9,091      $8,398       $7,466
Ratio to average
   net assets of:
   Expenses,
      net of waivers/
      reimbursements               1.90%(f)    1.90%(g)     1.90%      2.01%          2.25%(f)    2.10%        2.10%
   Expenses,
      before waivers/
      reimbursements               1.97%(f)    2.04%(g)     2.08%      2.50%          2.54%(f)    2.41%        2.39%
   Net investment
      income (loss)(c)             1.11%(f)    1.02%(g)      .53%      (.01)%(d)       .87%(f)    1.64%        1.74%
Portfolio turnover rate              27%         75%          63%       173%            37%         94%          72%


See footnote summary on page 106.


104 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                   Wealth Preservation Strategy
                                                                          Advisor Class
                                                     Six Months
                                                          Ended             Year Ended          September 2,
                                                   February 28,             August 31,            2003(k) to
                                                           2007    -------------------------      August 31,
                                                    (unaudited)          2006           2005            2004
                                                   ---------------------------------------------------------
Net asset value, beginning of period                    $ 11.53       $ 11.19        $ 10.67         $ 10.29

Income From Investment Operations
Net investment income(b)(c)                                 .12           .23            .18             .09(d)
Net realized and unrealized gain on investment and
   foreign currency transactions                            .31           .32            .49             .34
Net increase in net asset value from operations             .43           .55            .67             .43

Less: Dividends and Distributions
Dividends from net investment income                       (.13)         (.21)          (.15)           (.05)
Distributions from net realized gain on investment
   transactions                                            (.15)           -0-            -0-             -0-
Total dividends and distributions                          (.28)         (.21)          (.15)           (.05)
Net asset value, end of period                          $ 11.68       $ 11.53        $ 11.19         $ 10.67

Total Return
Total investment return based on net asset value(e)        3.74%         4.99%          6.33%           4.14%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $6,956        $5,693         $4,494            $297
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                  .90%(f)       .90%(g)        .90%            .99%(f)
   Expenses, before waivers/reimbursements                  .97%(f)      1.03%(g)       1.10%           1.48%(f)
   Net investment income(c)                                2.12%(f)      2.02%(g)       1.67%            .98%(d)(f)
Portfolio turnover rate                                      27%           75%            63%            173%


See footnote summary on page 106.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 105


(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d)   Net of expense waived and reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g)   The ratio includes expenses attributable to costs of proxy solicitation.

(h)   The Strategy changed its fiscal year end from April 30 to August 31.

(i) As required, effective May 1, 2001, the Balanced Wealth Strategy and Wealth Preservation Strategy have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Balanced Wealth Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class
C. The effect of this change for the year ended April 30, 2002 for the Wealth Preservation Strategy was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(j)   Amount is less than $.005.

(k)   Commencement of distribution.


106 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Stephen Beinhacker, Vice President
Michael P. Curcio, Vice President
Henry S. D'Auria, Vice President
Robert B. (Guy) Davidson III, Vice President
Gershon Distenfeld, Vice President
Sharon E. Fay, Vice President
Marilyn Fedak, Vice President
Thomas J. Fontaine(2), Vice President
Eric J. Franco, Vice President
Mark A. Hamilton(2), Vice President
David P. Handke, Jr., Vice President
Joshua Lisser(2), Vice President
John Mahedy, Vice President
Christopher Marx, Vice President
Teresa L. Marziano, Vice President
Seth J. Masters(2), Vice President
Melanie A. May, Vice President
Christopher Nikolich(2), Vice President
Jimmy K. Pang, Vice President
Joseph G. Paul, Vice President
John D. Phillips, Vice President
James G. Reilly, Vice President
Paul Rissman, Vice President
Kevin F. Simms, Vice President
Christopher M. Toub, Vice President
P. Scott Wallace, Vice President
Greg J. Wilensky, Vice President
Kewjin Yuoh, Vice President
Emilie D. Wrapp, Clerk
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer



Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each Strategy's portfolio are made by the Blend Investment Team. Messrs. Fontaine, Hamilton, Lisser, Masters and Nikolich are the investment professionals with the most significant responsibility for the day-to-day management of each Strategy's portfolio.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 107


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and The AllianceBernstein Portfolios (the "Trust") in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a "Strategy" and collectively the "Strategies"), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Advisory fees charged to institutional and other clients of the Adviser for like services;

   2.   Advisory fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Strategies grow larger; and

   6. Nature and quality of the Adviser's services including the performance of the Strategies.

STRATEGY ADVISORY FEES, EXPENSE CAPS & RATIOS
The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on July 24, 2006 and presented to the Board of Trustees on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

(2) It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies. Future references to the Strategies do not include "AllianceBernstein."


108 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

Category          Advisory Fees           Net Assets         Strategy
-------------------------------------------------------------------------------
Balanced    55 bp on 1st $2.5 billion       $329.0      Tax-Managed Balanced
            45 bp on next $2.5 billion                  Wealth Strategy
            40 bp on the balance

Blend       65 bp on 1st $2.5 billion       $252.7      Tax-Managed Wealth
            55 bp on next $2.5 billion                  Appreciation Strategy
            50 bp on the balance

Balanced    55 bp on 1st $2.5 billion       $158.5      Tax-Managed Wealth
            45 bp on next $2.5 billion                  Preservation Strategy
            40 bp on the balance


The Adviser agreed to waive that portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratios to the amounts set forth below for the Strategy's current fiscal year. The waiver is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice. It should be noted that Tax-Managed Wealth Appreciation Strategy was operating below its expense caps as of the Strategy's most recent semi-annual period; accordingly, the expense limitation undertaking of that Strategy was of no effect. In addition, set forth below are the gross expense ratios of each Strategy during the most recent semi-annual period:

                      Expense Cap Pursuant to      Gross
                        Expense Limitation        Expense
Strategy                    Undertaking           Ratio(4)     Fiscal Year End
-------------------------------------------------------------------------------
Tax-Managed Balanced      Class A   1.20%          1.25%        August 31
Wealth Strategy           Class B   1.90%          1.97%        (ratios as of
                          Class C   1.90%          1.95%        February 28,
                          Advisor   0.90%          0.95%        2006)

Tax-Managed Wealth        Class A   1.50%          1.46%        August 31
Appreciation Strategy     Class B   2.20%          2.19%        (ratios as of
                          Class C   2.20%          2.17%        February 28,
                          Advisor   1.20%          1.18%        2006)

Tax-Managed Wealth        Class A   1.20%          1.40%        August 31
Preservation Strategy     Class B   1.90%          2.12%        (ratios as of
                          Class C   1.90%          2.11%        February 28,
                          Advisor   0.90%          1.10%        2006)


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 109


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies. However, with respect to the Strategies, the Adviser represented that there are no institutional products that have substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. In contrast to the Strategies, such AVPS portfolios are managed


110 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


without regard to taxes. The following table shows the fee schedules of the AVPS portfolios that have somewhat similar investment styles as certain of the
Strategies:

Strategy                  AVPS Portfolio           Fee Schedule
-------------------------------------------------------------------------------
Tax-Managed Balanced      Balanced Wealth          0.55% on first $2.5 billion
Wealth Strategy           Strategy Portfolio       0.45% on next $2.5 billion
                                                   0.40% on the balance

Tax-Managed Wealth        Wealth Appreciation      0.65% on first $2.5 billion
Appreciation Strategy     Strategy Portfolio       0.55% on next $2.5 billion
                                                   0.50% on the balance


The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for each of the Global Wealth Strategies:

Fund                                                                   Fee
-------------------------------------------------------------------------------
Global Equity Blend                                                   1.60%
Global Balanced                                                       1.40%
Global Conservative                                                   1.15%


The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Strategy's ranking with respect to the proposed manage-


(5) The "all-in" fee shown is for the Class A shares of each of the Global Wealth Strategies. This includes a fee for investment advisory services and a separate fee for distribution related services.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 111


ment fee relative to the Lipper group median at the approximate current asset level of the Strategy.(6)

                                                Effective     Lipper
                                                Management    Group
Strategy                                          Fee(7)      Median     Rank
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy              0.550        0.750     1/15
Tax-Managed Wealth Appreciation Strategy(8)       0.650        0.825     1/15
Tax-Managed Wealth Preservation Strategy(9)       0.550        0.700     1/13


Lipper also analyzed the total expense ratio of each Strategy in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Strategy. It should be noted that at the request of the Senior Officer and the


(6) The effective management fee is calculated by Lipper using each Strategy's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Strategy has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(8) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Expense Group, including the Strategy itself, consists of 5 peers of Global Large-Cap Growth Fund ("GLCG"), 5 peers of Global Large-Cap Core Fund ("GLCC"), and 5 peers of Global Multi-Cap Growth Fund ("GMLG"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of GLCG, GLCC and GMLG, excluding outliers.

(9) The Strategy's Lipper Expense Group and Lipper Expense Universe include funds of similar (but not the same) Lipper investment classification. The Strategy's Lipper Expense Group, including the Strategy itself, consists of 4 peers of Mixed-Asset Target Allocation Conservative Funds ("MTAC") and 9 peers of Mixed-Asset Target Allocation Moderate Funds ("MTAM"). The Strategy's Lipper Expense Universe consists of the Strategy, the Expense Group, and all other retail front-end load peers of MTAC and MTAM, excluding outliers.

(10) Lipper uses the following criteria in screening funds to be included in each Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


112 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Adviser, because of the limited number of peers in the expense groups and universes, Lipper expanded the expense groups and universes of Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy to include funds of similar (but not the same) investment classifications/objectives of such Strategies. The result of that analysis is set forth below:

                            Expense    Lipper     Lipper    Lipper      Lipper
                             Ratio     Group      Group    Universe    Universe
Strategy                    (%)(12)   Median (%)   Rank    Median (%)    Rank
-------------------------------------------------------------------------------
Tax-Managed Balanced
Wealth Strategy              1.196     1.260       5/15      1.196       16/31

Tax-Managed Wealth
Appreciation Strategy(13)    1.500     1.500       8/15      1.519       16/34

Tax-Managed Wealth
Preservation Strategy(14)    1.200     1.258       5/13      1.258       23/55


Based on this analysis, the Strategies have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to each Strategy increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Strategies, certain of the Adviser's affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have


(12) The total expense ratios shown are for the Strategies' Class A shares.

(13) See footnote 8.

(14) See footnote 9.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 113


referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Strategies.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Strategies' principal underwriter. ABI and the Adviser have disclosed in the Strategies' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies' Class A shares during the Strategies' most recently completed fiscal year:

Strategy                                                    Amount Received
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy                           $94,378
Tax-Managed Wealth Appreciation Strategy                       $45,546
Tax-Managed Wealth Preservation Strategy                       $46,201


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies' most recent fiscal year:

Strategy                                   12b-1 Fees Received   CDSC Received
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy            $1,271,290          $135,519
Tax-Managed Wealth Appreciation Strategy        $  514,989          $ 73,189
Tax-Managed Wealth Preservation Strategy        $  889,466          $150,738


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent,


(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


114 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Strategies in the most recent fiscal year:

Strategy                                                        ABIS Fee(16)
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth Strategy                             $ 207,283
Tax-Managed Wealth Appreciation Strategy                         $  36,225
Tax-Managed Wealth Preservation Strategy                         $ 104,658


The Strategies effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Strategies' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Strategies is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(16) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Strategy's account.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 115


An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.
With assets under management of $625 billion as of June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Strategies relative to their Lipper Performance Groups and Lipper Performance Universes(17) for the periods ended April 30, 2006:(18)

Tax-Managed Balanced Wealth Strategy           Group        Universe
-------------------------------------------------------------------------------
1 year                                          4/15         28/78
3 year                                          8/14         32/55
5 year                                         10/12         38/42
10 year                                         8/9          21/24

Tax-Managed Wealth Appreciation Strategy       Group        Universe
-------------------------------------------------------------------------------
1 year                                          4/5           8/12


(17) The Strategies' Lipper Performance Groups/Universes may not be identical to the corresponding Lipper Expense Group/Universe since the Strategies' Lipper Expense Groups/Universes may exclude funds with negative management fees and funds with a different expense structure. In addition, each Strategy's Lipper Performance Group/Universe only includes funds of the same Lipper investment classification/objective as the Strategy, in contrast to each Strategy's Lipper Expense Group/Universe, which may include funds of similar but not the same investment classification/objective.

(18) It should be noted that until September 2, 2003, Tax-Managed Balanced Wealth Strategy, which was formerly called Alliance Growth Investors Fund, and Tax-Managed Wealth Preservation Strategy, which was formerly called Alliance Conservative Investors Fund, were using different investment strategies, most notably, the Strategies were not-taxed managed funds. As a result, the long-term returns are not reflective of returns that would have occurred using the Strategies' new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Tax-Managed Wealth Appreciation Strategy is relatively new compared to Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy.


116 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


Tax-Managed Wealth Preservation Strategy       Group        Universe
-------------------------------------------------------------------------------
1 year                                          1/4          15/64
3 year                                          3/3          17/33
5 year                                          1/2          13/17
10 year                                         1/1            3/6


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)(19) versus their benchmarks:(20)

                                       Periods Ending April 30, 2006
                                           Annualized Performance
-------------------------------------------------------------------------------
                                     1        3        5       10       Since
Strategy                           Year     Year     Year     Year    Inception
-------------------------------------------------------------------------------
Tax-Managed Balanced Wealth
Strategy                           12.54    10.02     1.65     5.69      7.50

S&P 500 Stock Index                15.41    14.67     2.70     8.94     10.71

Lehman Brothers 5 year GO Muni
Bond Index                          1.21     2.25     4.19     4.83      5.20

50% S&P 500 Stock Index / 50%
Lehman Brothers 5 year GO
Muni Index                          8.31     8.46     3.45     6.89      7.96


Tax-Managed Wealth
Appreciation Strategy              25.84      N/A      N/A      N/A     16.49

S&P 500 Stock Index                15.41      N/A      N/A      N/A     13.21

70% S&P 500 Stock Index / 30%
MSCI EAFE Index (Net)              20.83      N/A      N/A      N/A     17.17


Tax-Managed Wealth
Preservation Strategy               8.12     5.66     3.46     5.70      6.10

Lehman Brothers Aggregate
Bond Index                          0.71     2.58     5.16     6.33      6.54

Lehman Brothers 5 year GO
Muni Bond Index                     1.21     2.25     4.19     4.83      5.20

70% Lehman Brothers 5 year GO
Muni Bond Index / 30% S&P 500
Stock Index                         5.47     5.98     3.74     6.06      6.85


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: September 7, 2006


(19) The performance returns shown are for the Class A shares of the Strategies.

(20) The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 117


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


118 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


NOTES




ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES o 119


NOTES




120 o ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES


ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


TMW-0152-0207


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The AllianceBernstein Portfolios


By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    April 27, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    April 27, 2007


By:      /s/ Joseph J. Mantineo
         ----------------------
         Joseph J. Mantineo
         Treasurer and Chief Financial Officer

Date:    April 27, 2007